  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997
                                                               FILE NOS. 33-9421
                                                                        811-5526
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

                        PRE-EFFECTIVE AMENDMENT NO.                          [_]

                     POST-EFFECTIVE AMENDMENT NO. 19                    [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                            AMENDMENT NO. 23                            [X]

                               ----------------

                                  AVESTA TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               26-TCBE-45
     P.O. BOX 2558, HOUSTON, TEXAS                     77252-8045
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)

                               ----------------

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 216-6433

                               ----------------

                            JEFFREY B. REITMAN, ESQ.
                                GENERAL COUNSEL
                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                     712 MAIN STREET, HOUSTON, TEXAS 77002
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                    COPY TO:
                             GARY S. SCHPERO, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                               ----------------

  It is proposed that this filing will become effective:

  [X] immediately upon filing pursuant to paragraph (b)

  [_] on       pursuant to paragraph (b)

  [_] on       pursuant to paragraph (a)(i)

  [_] 75 days after filing pursuant to paragraph (a)(ii)

  [_] on       pursuant to paragraph (a)(ii) of Rule 485

  If appropriate, check the following box:

  [_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  Registrant has previously elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of units of beneficial interest for sale under the Securities Act of 1933. Registrant's Rule 24f-2 Notice for the fiscal year 1996 was filed on or about February 27, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  AVESTA TRUST

                               ----------------

                             CROSS-REFERENCE SHEET

                       BETWEEN ITEMS ENUMERATED IN PART A
                          OF FORM N-1A AND PROSPECTUS

 ITEM NUMBER                           LOCATION
 OF FORM N-1A                          IN PROSPECTUS
 ------------                          -------------
  1.  Cover Page.....................  Cover Page
  2.  Synopsis.......................  Standardized Fee Table
  3.  Condensed Financial              Financial Highlights
       Information...................
  4.  General Description of           General Description of the Trust;
       Registrant....................   Investment Objectives and Policies
  5.  Management of the Trust........  Administration of the Trust
  5A. Management's Discussion of the   Not Applicable
       Trust's Performance...........
  6.  Capital Stock and Other          Description of Units and Voting Rights;
       Securities....................   Tax Treatment of the Trust
  7.  Purchase of Securities Being     How to Invest in the Trust; Valuation of
       Offered.......................   Units
  8.  Redemption or Repurchase.......  Redemptions; Exchange Privileges
  9.  Pending Legal Proceedings......  Not Applicable

                       BETWEEN ITEMS ENUMERATED IN PART B
              OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION

 ITEM NUMBER                           LOCATION IN STATEMENT
 OF FORM N-1A                          OF ADDITIONAL INFORMATION
 ------------                          -------------------------
 10.  Cover Page.....................  Cover Page
 11.  Table of Contents..............  Table of Contents
 12.  General Information and          Not Applicable
       History.......................
 13.  Investment Objectives and        Investment Restrictions; Other
       Policies......................   Investment Policies
 14.  Management of the Trust........  Administration of the Trust
 15.  Control Persons and Principal    Unit Ownership
       Holders of Securities.........
 16.  Investment Advisory and Other    Administration of the Trust
       Services......................
 17.  Brokerage Allocation and Other   Portfolio Transactions
       Practices.....................
 18.  Capital Stock and Other          Not Applicable--See Description of
       Securities....................   Units and Voting Rights in
                                        the Prospectus
 19.  Purchase, Redemption and         General Information; Valuation of
       Pricing of Securities Being      Units; see How to Invest in the Trust
       Offered.......................   in the Prospectus
 20.  Tax Status.....................  Income Tax Information
 21.  Underwriters...................  Not Applicable
 22.  Calculation of Performance       Computation of Yields and Total Returns
       Data..........................
 23.  Financial Statements...........  Financial Statements

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS                       AVESTA TRUST
                                  26-TCBE-45
                                 P.O. BOX 2558
                           HOUSTON, TEXAS 77252-8045

                         TELEPHONE (713) 216-6433
  The AVESTA Trust (the "Trust") is an open-end, management investment company that currently offers fifteen Funds for the collective investment of retirement accounts for which Texas Commerce Bank National Association ("TCB") or one of its affiliated banks serves as trustee. TCB is the Trustee of the Trust and, as such, provides, or arranges for the provision of, investment advisory, administrative and custodial services and Unitholder accounting. Chase Securities of Texas, Inc., an affiliate of TCB, is the distributor of the Trust.

  INVESTMENTS IN UNITS OF THE AVESTA TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, OR ITS AFFILIATES. SUCH UNITS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. UNITS OF THE TRUST INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  The Trust consists of fifteen Funds, each with a different investment objective, for investment of retirement assets held in certain Eligible Retirement Accounts. This Prospectus relates to the following Funds of the
Trust:

    The MONEY MARKET FUND seeks to increase retirement assets by investing only in instruments with a remaining maturity of thirteen months or less to provide a high level of current income with equal emphasis on liquidity and stability of principal.

    INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE IT IS THE MONEY MARKET FUND'S OBJECTIVE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT, THERE IS NO ASSURANCE THAT IT WILL DO SO ON A CONTINUOUS BASIS.

    The INCOME FUND seeks to increase retirement assets by investing primarily in domestic debt securities that earn a high level of current income with consideration also given to safety of principal.

    The INTERMEDIATE TERM BOND FUND seeks to increase retirement assets by investing primarily in debt securities with intermediate term maturities to provide current income, with consideration given to stability of principal.

    The EQUITY GROWTH FUND seeks to increase retirement assets primarily by investing in equity-based securities, which include common stocks and those debt securities and preferred stocks convertible into common stock, that provide capital appreciation. Current income is a secondary objective.

    The EQUITY INCOME FUND seeks to increase retirement assets by investing primarily in equity-based securities that provide capital appreciation as well as current income.

    The BALANCED FUND seeks to increase retirement assets by investing in a combination of bonds and equity-based securities to provide a balance of current income and capital appreciation.

    The RISK MANAGER--INCOME FUND seeks to increase retirement assets by investing in a combination of debt and, to a lesser extent, equity-based securities to achieve high current income and, when appropriate, capital appreciation.

    The RISK MANAGER--BALANCED FUND seeks to increase retirement assets by investing in a combination of debt and equity-based securities for high total return.

    The RISK MANAGER--GROWTH FUND seeks to increase retirement assets by investing in a combination of equity-based and, to a lesser extent, debt securities to achieve capital appreciation and, secondarily, current income.

    The SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND seeks to increase retirement assets by investing primarily in shorter-term securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto, to provide as high a level of current income as is consistent with the preservation of capital.

    The U.S. GOVERNMENT SECURITIES FUND seeks to increase retirement assets by investing primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto, to provide current income with emphasis on preservation of capital. There is no restriction on the maturity of the Fund's portfolio or any particular portfolio security.

    The SMALL CAPITALIZATION FUND seeks to increase retirement assets by investing primarily in common stocks and other equity-based securities of small capitalization U.S. companies that can provide capital appreciation.

    The CORE EQUITY FUND seeks to increase retirement assets by investing primarily in common stocks of U.S. companies to maximize total investment return through emphasis on capital appreciation and current income consistent with reasonable risk.

    The INTERNATIONAL EQUITY FUND seeks to increase retirement assets by investing primarily in common stocks and other equity-based securities of non-U.S. issuers that provide capital appreciation.

    The INTERNATIONAL BOND FUND seeks to increase retirement assets by investing primarily in debt securities of non-U.S. issuers to provide as high a level of current income as is consistent with the preservation of capital.

  The INTERNATIONAL EQUITY and INTERNATIONAL BOND FUNDS are not yet available for investment. Prospective investors will be notified of the availability of these Funds by a supplement to this Prospectus. This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Please read and retain this Prospectus for future reference. Additional information about the Trust has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1997. The Statement of Additional Information is incorporated by reference into this Prospectus, and a copy can be obtained without charge by writing to AVESTA Trust, 26-TCBE-45, P.O. Box 2558, Houston, Texas 77252-8045.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION  OR  ANY  STATE SECURITIES  COMMISSION  NOR  HAS  THE
   COMMISSION OR  ANY STATE SECURITIES COMMISSION PASSED UPON  THE ACCURACY
     OR ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE  CONTRARY
      IS A CRIMINAL OFFENSE.

                              April 30, 1997

  Since each Fund will pursue different types of investments, the risks of participating in the Trust will vary depending on the Fund or Funds chosen by the Participant. The net asset value per Unit of the Money Market Fund is expected to remain at $1.00 per Unit, although there can be no assurance that it will do so on a continuous basis, while the net asset value of the remaining Funds of the Trust will fluctuate.

  "Eligible Retirement Accounts" include individual retirement trust accounts for which TCB or one of its affiliated banks serves as trustee ("Eligible IRAs") and single or commingled pension or profit-sharing trusts, including corporate pension or profit-sharing trusts and pension or profit-sharing trusts benefiting one or more self-employed individuals (generally referred to as H.R. 10 or Keogh plans) for which TCB or one of its affiliated banks serves as trustee ("Eligible Pension Trusts"). Eligible IRAs and Eligible Pension Trusts are sometimes referred to collectively as Eligible Retirement Accounts. For federal income tax purposes, money invested in the Trust and income earned by the Trust will not be taxable to an investor until the investor receives a distribution from the Eligible Retirement Account.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   SUMMARY OF FUNDS' EXPENSES..............................................   1
   FINANCIAL HIGHLIGHTS....................................................   2
   GENERAL DESCRIPTION OF THE TRUST........................................  16
   INVESTMENT OBJECTIVES AND POLICIES......................................  16
     Money Market Fund.....................................................  16
     Income Fund...........................................................  18
     Intermediate Term Bond Fund...........................................  20
     Equity Growth Fund....................................................  21
     Equity Income Fund....................................................  22
     Balanced Fund.........................................................  23
     Risk Manager Funds....................................................  24
       Risk Manager--Income Fund...........................................  24
       Risk Manager--Balanced Fund.........................................  25
       Risk Manager--Growth Fund...........................................  26
     Short-Intermediate Term U.S. Government Securities Fund...............  27
     U.S. Government Securities Fund.......................................  30
     Small Capitalization Fund.............................................  31
     Core Equity Fund......................................................  32
     International Equity Fund.............................................  33
     International Bond Fund...............................................  34
     Risk Factors and Special Considerations...............................  36
   HOW TO INVEST IN THE TRUST..............................................  44
     Eligibility for Admission.............................................  44
     Establishing an Eligible IRA..........................................  44
     Establishing an Eligible Pension Trust................................  44
     Investing in the Trust................................................  44
   REDEMPTIONS.............................................................  45
   EXCHANGE PRIVILEGES.....................................................  46
   VALUATION OF UNITS......................................................  46
   ADMINISTRATION OF THE TRUST.............................................  47
     The Supervisory Committee.............................................  47
     The Trustee...........................................................  47
     Management of the Trust...............................................  48
     The Management Agreements.............................................  48
     Expenses of the Trust.................................................  48
     Trustee's Management Fee..............................................  49
     Custodian.............................................................  50
     Performance Calculation...............................................  51
   GLASS-STEAGALL ACT CONSIDERATIONS.......................................  52
   TAX TREATMENT OF THE TRUST..............................................  52
   DESCRIPTION OF UNITS AND VOTING RIGHTS..................................  52
   COUNSEL AND AUDITORS....................................................  53
   APPENDIX................................................................  54

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES, OR AN OFFER TO OR A SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                           SUMMARY OF FUNDS' EXPENSES
  The purpose of the table below is to assist investors in understanding the various costs and expenses which an investor in any of the Funds will bear directly or indirectly. For a more complete description of the various costs and expenses, see "ADMINISTRATION OF THE TRUST".

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                           AFTER VOLUNTARY FEE WAIVERS AND   IF THE FUNDS WERE NOT SUBJECT
                               EXPENSE REIMBURSEMENTS         TO VOLUNTARY FEE WAIVERS AND
                                   (IF APPLICABLE)               EXPENSE REIMBURSEMENTS
                          ---------------------------------- ------------------------------
                                                  TOTAL FUND                     TOTAL FUND
                          MANAGEMENT     OTHER    OPERATING  MANAGEMENT  OTHER   OPERATING
          FUND             FEES(1)    EXPENSES(2)  EXPENSES   FEES(1)   EXPENSES  EXPENSES
          ----            ----------  ----------- ---------- ---------- -------- ----------
Money Market............     0.50%(3)       0%       0.50%      0.65%     0.07%     0.72%
Income..................     0.75%(3)       0%       0.75%      1.00%     0.07%     1.07%
Intermediate Term Bond..     0.75%          0%       0.75%      0.75%     0.67%     1.42%
Equity Growth...........     1.00%          0%       1.00%      1.00%     0.08%     1.08%
Equity Income...........     1.00%          0%       1.00%      1.00%     0.07%     1.07%
Balanced................     1.00%          0%       1.00%      1.00%     0.17%     1.17%
Risk Manager--Income....     1.10%          0%       1.10%      1.10%     0.84%     1.94%
Risk Manager--Balanced..     1.10%          0%       1.10%      1.10%     0.69%     1.79%
Risk Manager--Growth....     1.10%          0%       1.10%      1.10%     1.30%     2.40%
Short-Intermediate Term
 U.S.
 Government Securities..     0.75%          0%       0.75%      0.75%     0.13%     0.88%
U.S. Government Securi-
 ties...................     0.75%(3)       0%       0.75%      0.85%     1.24%     2.09%
Small Capitalization....     1.00%(3)       0%       1.00%      1.15%     0.22%     1.37%
Core Equity.............     1.00%          0%       1.00%      1.00%     0.14%     1.14%
International Equity(4).     2.00%          0%       2.00%      2.00%     2.52%     4.52%
International Bond(4)...     1.50%          0%       1.50%      1.50%     2.52%     4.02%

-------
(1) Assuming the average daily net assets of each Fund (other than the Money Market Fund) does not exceed $250 million.
(2) Pursuant to its management agreements with the Trust, the Trustee has agreed to reimburse each Fund for the amount by which the expenses of that Fund (including the management fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) during any year exceed the management fee payable by the Fund, provided the net assets of the Fund do not exceed $250 million.
(3) Net of voluntary waiver.
(4) As of the date of this Prospectus, the Fund had not commenced investment operations. The amounts set forth for "Other Expenses" are therefore based on estimates of expenses and the amount expected to be reimbursed.

EXAMPLE:
     Based on the expenses noted above, you would pay the following expenses on a $1,000 investment,
     (1) assuming a 5% annual return and
     (2) whether or not a redemption occurs at the end of each time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Money Market................................  $ 5     $16     $28     $ 63
   Income......................................    8      24      41       94
   Intermediate Term Bond......................    8      24      41       94
   Equity Growth...............................   10      32      55      126
   Equity Income...............................   10      32      55      126
   Balanced Fund...............................   10      32      55      126
   Risk Manager--Income........................   11      35      61      138
   Risk Manager--Balanced......................   11      35      61      138
   Risk Manager--Growth........................   11      35      61      138
   Short-Intermediate Term U.S. Government Se-
    curities...................................    8      24      41       94
   U.S. Government Securities..................    8      24      41       94
   Small Capitalization........................   10      32      55      126
   Core Equity.................................   10      32      55      126
   International Equity........................   20      63     N/A      N/A
   International Bond..........................   15      47     N/A      N/A

  This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

                                  AVESTA TRUST

                              FINANCIAL HIGHLIGHTS

  The following per unit data and ratios should be read in conjunction with the financial statements of the applicable Fund contained in the Statement of Additional Information. The Statement of Additional Information may be obtained by Unitholders by writing or calling at the address or telephone number printed on the front cover.

  EXPENSE REIMBURSEMENT: The Trustee has agreed to reimburse each Fund for the amount by which the expenses of that Fund (including the management fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) during any year exceed a certain percentage, provided that the net assets of the Fund do not exceed $250 million. Under this voluntary reimbursement, on an annual basis, the expenses of the Equity Growth Fund, the Equity Income Fund, the Balanced Fund, the Income Fund and the Core Equity Fund are limited to 1.00% of average net assets; the Money Market Fund's expenses are limited to 0.65% of average net assets; the Small Capitalization Fund's expenses are limited to 1.15% of average net assets; the expenses of the Short-Intermediate Term Fund and the Intermediate Term Bond Fund are limited to 0.75% of average net assets; the U.S. Government Securities Fund's expenses are limited to 0.85% of average net assets; and the expenses of the Risk Manager--Income Fund, the Risk Manager--Balanced Fund and the Risk Manager--Growth Fund are limited to 1.10% of average net assets.

  The FINANCIAL HIGHLIGHTS have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the Statement of Additional Information. Information for the years 1988 to 1991 have been examined by other accountants whose opinion was unqualified. The International Equity and International Bond Funds had not commenced operations at December 31, 1996.

                             THE MONEY MARKET FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)

                                                FOR THE YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------
                             1996       1995       1994       1993       1992       1991       1990      1989     1988^
                           --------    -------    -------    -------   --------   --------   --------   -------   ------
Net asset value,
 Beginning of period...... $   1.00    $  1.00    $  1.00    $  1.00   $   1.00   $   1.00   $   1.00   $  1.00   $ 1.00
                           --------    -------    -------    -------   --------   --------   --------   -------   ------
  Investment income.......    0.054      0.059      0.045      0.032      0.041      0.063      0.082     0.091    0.061
  Expenses................   (0.006)**  (0.006)**  (0.007)**  (0.008)    (0.008)    (0.007)    (0.009)   (0.010)  (0.016)
  Expense
   reimbursement***.......    0.001      0.001      0.001      0.002      0.002      0.001      0.002     0.003    0.011
                           --------    -------    -------    -------   --------   --------   --------   -------   ------
  Net investment income...    0.049      0.054      0.039      0.026      0.035      0.057      0.075     0.084    0.056
  Dividends to
   unitholders............   (0.049)    (0.054)    (0.039)    (0.026)    (0.035)    (0.057)    (0.075)   (0.084)  (0.056)
                           --------    -------    -------    -------   --------   --------   --------   -------   ------
Net asset value, end of
 period................... $   1.00    $  1.00    $  1.00    $  1.00   $   1.00   $   1.00   $   1.00   $  1.00   $ 1.00
                           ========    =======    =======    =======   ========   ========   ========   =======   ======
Total return..............     5.10%      5.57%      3.80%      2.60%      3.44%      6.01%      7.80%     8.91%    7.45%
Ratios/supplemental data:
  Net assets, end of
   period (000)........... $119,106    $71,310    $55,505    $28,024   $ 32,861   $ 32,230   $ 25,832   $18,891   $5,079
  Ratio of expenses to
   average net assets.....     0.57%      0.57%      0.68%      0.82%      0.81%      0.80%      0.88%     0.96%    2.16%****
  Ratio of expense
   reimbursement to
   average net assets***..    (0.07%)    (0.07%)    (0.18%)    (0.17%)    (0.16%)    (0.15%)    (0.23%)   (0.31%)  (1.51%)****
                           --------    -------    -------    -------   --------   --------   --------   -------   ------
  Ratio of net expenses to
   average net assets.....     0.50%*     0.50%*     0.50%*     0.65%      0.65%      0.65%      0.65%     0.65%    0.65%****
                           ========    =======    =======    =======   ========   ========   ========   =======   ======
  Ratio of net income to
   average net assets.....     4.93%      5.43%      3.90%      2.57%      3.37%      5.69%      7.53%     8.49%    6.11%****

-------
  Commenced investment operations on March 29, 1988.

* Reflects management fee reduction of 0.15% or $134,952, $100,525 and $27,802 for the years ended December 31, 1996, 1995, and 1994 respectively. For the year ended December 31, 1994 the actual net expense ratio for the year was 0.56% of average net assets as the fee reduction went into effect on 5/2/94.

** Reflects management fee reduction of $134,952 or $0.002 per unit, $100,525 or $0.002 per unit and $27,802 or $0.001 per unit for the years ended December 31, 1996, 1995, and 1994 respectively. Without management fee reduction, expense per unit is $0.007, $0.007, and $0.008 for the years ended December 31, 1996, 1995, and 1994 respectively.
*** See page 2 for an explanation of expense reimbursement.
**** Annualized.

                               THE INCOME FUND+

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)

                                               FOR THE YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------
                            1996       1995       1994       1993       1992       1991       1990      1989     1988^
                           -------    -------    -------    -------   --------   --------   --------   -------   ------
Net asset value,
 Beginning of period.....  $ 18.21    $ 15.39    $ 16.11    $ 14.62   $  13.90   $  12.22   $  11.47   $ 10.39   $10.00
                           -------    -------    -------    -------   --------   --------   --------   -------   ------
 Investment income.......     1.14       1.09       0.97       0.97       1.02       0.97       1.02      0.96     0.69
 Expenses................    (0.15)*    (0.14)*    (0.14)*    (0.17)     (0.16)     (0.15)     (0.14)    (0.15)   (0.16)
 Expense
  reimbursement***.......     0.01       0.02       0.01       0.02       0.02       0.02       0.03      0.04     0.08
                           -------    -------    -------    -------   --------   --------   --------   -------   ------
 Net investment income...     1.00       0.97       0.84       0.82       0.88       0.84       0.91      0.85     0.61
 Net gains or (losses) on
  securities (both
  realized and
  unrealized)............    (0.65)      1.85      (1.56)      0.67      (0.16)      0.84      (0.16)     0.23    (0.22)
                           -------    -------    -------    -------   --------   --------   --------   -------   ------
 Total from investment
  operations.............     0.35       2.82      (0.72)      1.49       0.72       1.68       0.75      1.08     0.39
                           -------    -------    -------    -------   --------   --------   --------   -------   ------
Net asset value, end of
 period..................  $ 18.56    $ 18.21    $ 15.39    $ 16.11   $  14.62   $  13.90   $  12.22   $ 11.47   $10.39
                           =======    =======    =======    =======   ========   ========   ========   =======   ======
Total return.............     1.91%     18.38%     (4.47%)    10.18%      5.13%     13.73%      6.60%    10.37%    5.23%
Ratios/supplemental data:
 Net assets, end of
  period (000)...........  $53,614    $57,452    $52,235    $76,085   $ 64,509   $ 41,872   $ 19,353   $13,548   $6,095
 Ratio of expenses to
  average net assets.....     0.82%      0.83%      0.82%      1.09%      1.17%      1.18%      1.24%     1.32%    2.15%****
 Ratio of expense
  reimbursement to
  average net assets***..    (0.07%)    (0.08%)    (0.07%)    (0.09%)    (0.17%)    (0.18%)    (0.24%)   (0.32%)  (1.15%)****
                           -------    -------    -------    -------   --------   --------   --------   -------   ------
 Ratio of net expenses to
  average net assets.....     0.75%**    0.75%**    0.75%**    1.00%      1.00%      1.00%      1.00%     1.00%    1.00%****
                           =======    =======    =======    =======   ========   ========   ========   =======   ======
 Ratio of net income to
  average net assets.....     5.58%      5.77%      5.43%      5.20%      6.21%      6.57%      7.91%     7.65%    7.97%****
 Portfolio turnover rate.       72%        93%       239%       156%       285%       304%       241%      361%     110%
 Number of units
  outstanding at end of
  period (000)...........    2,889      3,154      3,395      4,724      4,413      3,012      1,583     1.181      586

-------
+ Amounts for the years 1988-1993 are adjusted to reflect 10:1 reverse split of the Fund's units on May 7, 1993.
  Commenced investment operations on March 29, 1988.

* Reflects management fee reduction of $135,137 or $0.05 per unit, $136,617 or $0.04 per unit, and $99,627 or $0.03 per unit for the years ended December 31, 1996, 1995, and 1994 respectively. Without management fee reduction, expense per unit is $0.18, $0.18 and $0.17 for the years ended December 31, 1996, 1995, and 1994 respectively.

** Reflects management fee reductions of 0.25% or $135,137, $136,617, and $99,627 for the years ended December 31, 1996, 1995, and 1994 respectively. For the year ended December 31, 1994 the actual net expense ratio for the year was 0.80% of average net assets as the fee reduction went into effect on 5/2/94.
*** See page 2 for an explanation of expense reimbursement.
**** Annualized.

                        THE INTERMEDIATE TERM BOND FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ---------------------
                                                                  OCTOBER 3,
                                                                    1994* TO
                                                                  DECEMBER 31,
                                            1996        1995          1994
                                          ---------   ---------   ------------
Net asset value,
 Beginning of period.....................    $11.67   $    9.99      $10.00
                                          ---------   ---------      ------
  Investment income......................      0.70        0.72        0.17
  Expenses...............................     (0.16)      (0.16)      (0.08)
  Expense reimbursement***...............      0.07        0.08        0.06
                                          ---------   ---------      ------
  Net investment income..................      0.61        0.64        0.15
  Net gains or (losses) on securities
   (both realized and unrealized)........     (0.39)       1.04       (0.16)
                                          ---------   ---------      ------
  Total from investment operations.......      0.22        1.68       (0.01)
                                          ---------   ---------      ------
Net asset value, end of period...........    $11.89   $   11.67      $ 9.99
                                          =========   =========      ======
Total return.............................      1.86%      16.79%      (0.32%)
Ratios/supplemental data:
  Net assets, end of period (000)........    $6,949   $   5,031      $5,124
  Ratio of expenses to average net as-
   sets..................................      1.42%       1.43%       1.38% **
  Ratio of expense reimbursement to aver-
   age net assets***.....................     (0.67%)     (0.68%)     (0.63%)**
                                          ---------   ---------      ------
  Ratio of net expenses to average net
   assets................................      0.75%       0.75%       0.75% **
                                          =========   =========      ======
  Ratio of net income to average net as-
   sets..................................      5.32%       5.89%       6.12% **
  Portfolio turnover rate................       134%        198%          7%
  Number of units outstanding at end of
   period (000)..........................       585         431         513

--------
 * Commencement of operations.
** Annualized.
*** See page 2 for an explanation of expense reimbursement.

                            THE EQUITY GROWTH FUND+
                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)

                                             FOR THE YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------
                            1996      1995      1994      1993       1992      1991      1990     1989    1988^
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
Net asset value,
 Beginning of period...... $ 23.20   $ 18.44   $ 18.61   $ 18.16    $ 17.06   $ 12.96   $13.15   $10.48   $10.00
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
  Investment income.......    0.35      0.38      0.38      0.38       0.36      0.42     0.39     0.49     0.21
  Expenses................   (0.27)    (0.23)    (0.21)    (0.21)#    (0.21)    (0.21)   (0.20)   (0.24)   (0.22)
  Expense reimbursement*..    0.02      0.02      0.03      0.03       0.04      0.05     0.07     0.11     0.15
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
  Net investment income...    0.10      0.17      0.20      0.20       0.19      0.26     0.26     0.36     0.14
  Net gains or (losses) on
   securities (both
   realized and
   unrealized)............    4.65      4.59     (0.37)     0.25       0.91      3.84    (0.45)    2.31     0.34
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
  Total from investment
   operations.............    4.75      4.76     (0.17)     0.45       1.10      4.10    (0.19)    2.67     0.48
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
Net asset value, end of
 period...................   27.95   $ 23.20   $ 18.44   $ 18.61    $ 18.16   $ 17.06   $12.96   $13.15   $10.48
                           =======   =======   =======   =======    =======   =======   ======   ======   ======
Total return..............   20.52%    25.78%    (0.90%)    2.48%      6.43%    31.69%   (1.45%)  25.73%    6.15%
Ratios/supplemental data:
  Net assets, end of
   period (000)........... $57,328   $45,578   $36,683   $30,648    $25,514   $16,716   $5,357   $2,839   $2,576
  Ratio of expenses to
   average net assets.....    1.08%     1.10%     1.17%     1.21%      1.23%     1.32%    1.56%    1.91%    2.92%**
  Ratio of expense
   reimbursement to
   average net assets*....   (0.08%)   (0.10%)   (0.17%)   (0.21%)    (0.23%)   (0.32%)  (0.56%)  (0.91%)  (1.92%)**
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
  Ratio of net expenses to
   average net
   assets.................    1.00%     1.00%     1.00%     1.00%##    1.00%     1.00%    1.00%    1.00%    1.00%**
                           =======   =======   =======   =======    =======   =======   ======   ======   ======
  Ratio of net income to
   average net assets.....    0.41%     0.78%     1.07%     1.12%      1.16%     1.73%    2.03%    2.95%    1.84%**
  Portfolio turnover rate.      62%       99%      116%       97%        99%      135%     156%     235%      80%
  Number of units
   outstanding at end of
   period (000)...........   2,051     1,965     1,989     1,646      1,405       980      413      216      246

-------
+ Amounts for the years 1988-1993 are adjusted to reflect 10:1 reverse split of the Fund's units on May 7, 1993.
  Commenced investment operations on March 29, 1988.
# Reflects voluntary fee waiver of $11,479 or $0.01 per unit. Without voluntary fee waiver, expense per unit is $0.22.
## Does not reflect voluntary waiver of management fees of $11,479. Net of the voluntary management fee waiver, the net expense ratio is 0.96% of average net assets.
* See page 2 for an explanation of expense reimbursement.
** Annualized.

                            THE EQUITY INCOME FUND+
                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)

                                             FOR THE YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------
                            1996      1995      1994      1993       1992      1991      1990     1989    1988^
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
Net asset value,
 Beginning of period...... $ 23.93   $ 17.90   $ 18.52   $ 16.49    $ 15.60   $ 12.79   $13.38   $10.93   $10.00
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
  Investment income.......    0.69      0.65      0.57      0.52       0.55      0.61     0.66     0.59     0.42
  Expenses................   (0.27)    (0.23)    (0.20)    (0.20)#    (0.19)    (0.20)   (0.18)   (0.20)   (0.22)
  Expense reimbursement*..    0.01      0.02      0.02      0.03       0.03      0.05     0.06     0.07     0.14
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
  Net investment income...    0.43      0.44      0.39      0.35       0.39      0.46     0.54     0.46     0.34
  Net gains or (losses) on
   securities (both
   realized and
   unrealized)............    3.85      5.59     (1.01)     1.68       0.50      2.35    (1.13)    1.99     0.59
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
  Total from investment
   operations.............    4.28      6.03     (0.62)     2.03       0.89      2.81    (0.59)    2.45     0.93
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
Net asset value, end of
 period................... $ 28.21   $ 23.93   $ 17.90   $ 18.52    $ 16.49   $ 15.60   $12.79   $13.38   $10.93
                           =======   =======   =======   =======    =======   =======   ======   ======   ======
Total return..............   17.87%    33.72%    (3.37%)   12.34%      5.61%    22.10%   (4.40%)  22.50%   12.44%
Ratios/supplemental data:
  Net assets, end of
   period (000)........... $63,390   $54,985   $39,296   $41,605    $22,908   $14,092   $6,180   $4,948   $3,782
  Ratio of expenses to
   average net assets.....    1.07%     1.09%     1.12%     1.21%      1.24%     1.34%    1.46%    1.59%    2.80%**
  Ratio of expense
   reimbursement to
   average net assets*....   (0.07%)   (0.09%)   (0.12%)   (0.21)%    (0.24%)   (0.34%)  (0.46%)  (0.59%)  (1.80%)**
                           -------   -------   -------   -------    -------   -------   ------   ------   ------
  Ratio of net expenses to
   average net assets.....    1.00%     1.00%     1.00%     1.00%##    1.00%     1.00%    1.00%    1.00%    1.00%**
                           =======   =======   =======   =======    =======   =======   ======   ======   ======
  Ratio of net income to
   average net assets.....    1.67%     2.10%     2.13%     1.98%      2.52%     3.25%    4.26%    3.73%    4.37%**
  Portfolio turnover rate.      24%       11%       42%       40%        25%       39%      42%     124%      15%
  Number of units
   outstanding at end of
   period (000)...........   2,247     2,297     2,195     2,246      1,389       903      483      370      346

-------
+ Amounts for the years 1988-1993 are adjusted to reflect 10:1 reverse split of the Fund's units on May 7, 1993.
  Commenced investment operations on March 29, 1988.
# Reflects voluntary fee waiver of $17,330 or $0.01 per unit. Without voluntary fee waiver, expense per unit is $0.21.
## Does not reflect voluntary waiver of management fees of $17,330. Net of the voluntary management fee waiver, the net expense ratio is 0.95% of average net assets.
* See page 2 for an explanation of expense reimbursement.
** Annualized.

                               THE BALANCED FUND+
                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)

                                              FOR THE YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------
                            1996      1995      1994      1993      1992      1991      1990      1989     1988^
                           -------   -------   -------   -------   -------   -------   -------   -------   ------
Net asset value,
 Beginning of period...... $ 21.25   $ 17.16   $ 17.56   $ 16.57   $ 15.73   $ 12.67   $ 12.50   $ 10.57   $10.00
                           -------   -------   -------   -------   -------   -------   -------   -------   ------
  Investment income.......    0.85      0.76      0.63      0.64      0.68      0.68      0.77      0.77     0.44
  Expenses................   (0.26)    (0.23)    (0.20)    (0.19)    (0.18)    (0.18)    (0.16)    (0.18)   (0.28)
  Expense reimbursement*..    0.04      0.04      0.03      0.02      0.02      0.04      0.03      0.06     0.21
                           -------   -------   -------   -------   -------   -------   -------   -------   ------
  Net investment income...    0.63      0.57      0.46      0.47      0.52      0.54      0.64      0.65     0.37
  Net gains or (losses) on
   securities (both
   realized and
   unrealized)............    1.78      3.52     (0.86)     0.52      0.32      2.52     (0.47)     1.28     0.20
                           -------   -------   -------   -------   -------   -------   -------   -------   ------
  Total from investment
   operations.............    2.41      4.09     (0.40)     0.99      0.84      3.06      0.17      1.93     0.57
                           -------   -------   -------   -------   -------   -------   -------   -------   ------
Net asset value, end of
 period................... $ 23.66   $ 21.25   $ 17.16   $ 17.56   $ 16.57   $ 15.73   $ 12.67   $ 12.50   $10.57
                           =======   =======   =======   =======   =======   =======   =======   =======   ======
Total return..............   11.31%    23.83%    (2.27%)    6.01%     5.32%    24.16%     1.34%    18.26%    7.68%
Ratios/supplemental data:
  Net assets, end of
   period (000)........... $22,631   $21,471   $22,802   $37,276   $51,092   $30,542   $17,373   $10,965   $2,890
  Ratio of expenses to
   average net assets.....    1.17%     1.17%     1.17%     1.10%     1.17%     1.20%     1.26%     1.49%    3.83%**
  Ratio of expense
   reimbursement to
   average net assets*....   (0.17%)   (0.17%)   (0.17%)   (0.10%)   (0.17%)   (0.20%)   (0.26%)   (0.49%)  (2.83%)**
                           -------   -------   -------   -------   -------   -------   -------   -------   ------
  Ratio of net expenses to
   average net assets.....    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%**
                           =======   =======   =======   =======   =======   =======   =======   =======   ======
  Ratio of net income to
   average net assets.....    2.82%     2.94%     2.69%     2.78%     3.33%     3.77%     5.27%     5.35%    4.92%**
  Portfolio turnover rate
   (fixed income).........      30%       98%       98%       84%      187%      213%      141%      217%      90%
  Portfolio turnover rate
   (equity based).........      40%       98%       60%       64%       25%       39%       42%      124%      15%
  Number of units
   outstanding at end of
   period (000)...........     957     1,011     1,328     2,123     3,084     1,942     1,371       877      273

-------
+ Amounts for the years 1988-1993 are adjusted to reflect 10:1 reverse split of the Fund's units on May 7, 1993.
  Commenced investment operations on March 29, 1988.
*See page 2 for an explanation of expense reimbursement.
**Annualized.

                          THE RISK MANAGER-INCOME FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   FOR THE
                                                 YEARS ENDED      OCTOBER 3,
                                                DECEMBER 31,        1994* TO
                                                ---------------   DECEMBER 31,
                                                 1996     1995        1994
                                                ------   ------   ------------
Net asset value,
 Beginning of period........................... $11.51   $ 9.97      $10.00
                                                ------   ------      ------
  Investment income............................   0.58     0.60        0.15
  Expenses.....................................  (0.23)   (0.16)      (0.06)
  Expense reimbursement***.....................   0.10     0.04        0.03
                                                ------   ------      ------
  Net investment income........................   0.45     0.48        0.12
  Net gains or (losses) on securities (both re-
   alized and unrealized)......................   0.34     1.06       (0.15)
                                                ------   ------      ------
  Total from investment operations.............   0.79     1.54       (0.03)
                                                ------   ------      ------
Net asset value, end of period................. $12.30   $11.51      $ 9.97
                                                ======   ======      ======
Total return...................................   6.90%   15.41%      (1.22%)
Ratios/supplemental data:
  Net assets, end of period (000).............. $4,740   $5,369      $9,645
  Ratio of expenses to average net assets......   1.94%    1.49%       1.43% **
  Ratio of expense reimbursement to average net
   assets***...................................  (0.84%)  (0.39%)     (0.33%)**
                                                ------   ------      ------
  Ratio of net expenses to average net assets..   1.10%    1.10%       1.10% **
                                                ======   ======      ======
  Ratio of net income to average net assets....   3.88%    4.52%       4.77% **
  Portfolio turnover rate......................     66%     278%         15%
  Number of units outstanding at end of period
   (000).......................................    385      467         967

--------
* Commencement of operations.
** Annualized.
*** See page 2 for an explanation of expense reimbursement.

                          THE RISK MANAGER-GROWTH FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   FOR THE
                                                 YEARS ENDED       OCTOBER 3,
                                                DECEMBER 31,        1994* TO
                                                ---------------   DECEMBER 31,
                                                 1996     1995        1994
                                                ------   ------   ------------
Net asset value,
 Beginning of period........................... $12.09   $ 9.90      $10.00
                                                ------   ------      ------
  Investment income............................   0.51     0.43        0.11
  Expenses.....................................  (0.31)   (0.20)      (0.09)
  Expense reimbursement***.....................   0.17     0.08        0.06
                                                ------   ------      ------
  Net investment income........................   0.37     0.31        0.08
  Net gains or (losses) on securities (both re-
   alized and unrealized)......................   1.21     1.88       (0.18)
                                                ------   ------      ------
  Total from investment operations.............   1.58     2.19       (0.10)
                                                ------   ------      ------
Net asset value, end of period................. $13.67   $12.09      $ 9.90
                                                ======   ======      ======
Total return...................................  13.09%   22.15%      (4.10%)
Ratios/supplemental data:
  Net assets, end of period (000).............. $3,367   $2,391      $4,952
  Ratio of expenses to average net assets......   2.40%    1.84%       1.77%**
  Ratio of expense reimbursement to average net
   assets***...................................  (1.30%)  (0.74%)     (0.67%)**
                                                ------   ------      ------
  Ratio of net expenses to average net assets..   1.10%    1.10%       1.10%**
                                                ======   ======      ======
  Ratio of net income to average net assets....   2.88%    2.84%       3.14%**
  Portfolio turnover rate......................     42%     191%         31%
  Number of units outstanding at end of period
   (000).......................................    246      198         500

--------
* Commencement of operations.
** Annualized.
*** See page 2 for an explanation of expense reimbursement.

                         THE RISK MANAGER-BALANCED FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   FOR THE
                                                 YEARS ENDED       OCTOBER 3,
                                                DECEMBER 31,        1994* TO
                                                ---------------   DECEMBER 31,
                                                 1996     1995        1994
                                                ------   ------   ------------
Net asset value,
 Beginning of period........................... $11.68   $ 9.94      $10.00
                                                ------   ------      ------
  Investment income............................   0.50     0.50        0.13
  Expenses.....................................  (0.21)   (0.17)      (0.09)
  Expense reimbursement***.....................   0.08     0.05        0.06
                                                ------   ------      ------
  Net investment income........................   0.37     0.38        0.10
  Net gains or (losses) on securities (both re-
   alized and unrealized)......................   0.94     1.36       (0.16)
                                                ------   ------      ------
  Total from investment operations.............   1.31     1.74       (0.06)
                                                ------   ------      ------
Net asset value, end of period................. $12.99   $11.68      $ 9.94
                                                ======   ======      ======
Total return...................................  11.23%   17.59%      (2.64%)
Ratios/supplemental data:
  Net assets, end of period (000).............. $5,915   $5,917      $5,098
  Ratio of expenses to average net assets......   1.79%    1.58%       1.73%**
  Ratio of expense reimbursement to average net
   assets***...................................  (0.69%)  (0.48%)     (0.63%)**
                                                ------   ------      ------
  Ratio of net expenses to average net assets..   1.10%    1.10%       1.10% **
                                                ======   ======      ======
  Ratio of net income to average net assets....   3.02%    3.54%       3.99% **
  Portfolio turnover rate......................     51%     337%         17%
  Number of units outstanding at end of period
   (000).......................................    455      506         513

--------
* Commencement of operations.
** Annualized.
*** See page 2 for an explanation of expense reimbursement.

                          THE SHORT-INTERMEDIATE TERM
                        U.S. GOVERNMENT SECURITIES FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)


                                       FOR THE YEARS ENDED DECEMBER
                                                    31,
                                      -------------------------------------
                                       1996      1995      1994      1993^
                                      -------   -------   -------   -------
Net asset value,
 Beginning of period................. $ 11.35   $ 10.14   $ 10.24   $ 10.00
                                      -------   -------   -------   -------
  Investment income..................    0.69      0.66      0.52      0.33
  Expenses...........................   (0.10)    (0.10)    (0.09)    (0.11)#
  Expense reimbursement**............    0.01      0.02      0.02      0.07
                                      -------   -------   -------   -------
  Net investment income..............    0.60      0.58      0.45      0.29
  Net gains or (losses) on securities
   (both realized and unrealized)....   (0.29)     0.63     (0.55)    (0.05)
                                      -------   -------   -------   -------
  Total from investment operations...    0.31      1.21     (0.10)     0.24
                                      -------   -------   -------   -------
Net asset value, end of period....... $ 11.66   $ 11.35   $ 10.14   $ 10.24
                                      =======   =======   =======   =======
Total return.........................    2.68%    12.01%    (1.05%)    2.43
Ratios/supplemental data:
  Net assets, end of period (000).... $28,551   $28,783   $22,992   $17,391
  Ratio of expenses to average net
   assets............................    0.88%     0.91%     0.96%     1.66% *
  Ratio of expense reimbursement to
   average net assets*...............   (0.13%)   (0.16%)   (0.21%)   (0.91%)*
                                      -------   -------   -------   -------
  Ratio of net expenses to average
   net assets........................    0.75%     0.75%     0.75%     0.75% ##
                                      =======   =======   =======   =======
  Ratio of net income to average net
   assets............................    5.26%     5.38%     4.41%     3.76% *
  Portfolio turnover rate............     177%      187%      268%      247%
  Number of units outstanding at end
   of period (000)...................   2,449     2,536     2,269     1,698

--------
   Commenced investment operations on April 1, 1993.
*  Annualized.
** See page 2 for an explanation of expense reimbursement.
# Reflects voluntary fee waiver of $9,789 or $0.02 per unit. Without voluntary fee waiver, expense per unit is $0.13.
## Does not reflect voluntary waiver of management fees of $9,789. Net of the voluntary management fee waiver, the net expense ratio is 0.60% of average net assets. This figure is annualized.

                      THE U.S. GOVERNMENT SECURITIES FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      ------------------------------------
                                       1996      1995      1994     1993^
                                      ------    ------    ------    ------
Net asset value,
 Beginning of period................. $13.01    $10.00    $10.91    $10.00
                                      ------    ------    ------    ------
  Investment income..................   0.83      0.81      0.70      0.45
  Expenses...........................  (0.25)**  (0.24)**  (0.23)**  (0.36)#
  Expense reimbursement****..........   0.16      0.16      0.15      0.31
                                      ------    ------    ------    ------
  Net investment income..............   0.74      0.73      0.62      0.40
  Net gains or (losses) on securities
   (both realized and unrealized)....  (0.99)     2.28     (1.53)     0.51
                                      ------    ------    ------    ------
  Total from investment operations...  (0.25)     3.01     (0.91)     0.91
                                      ------    ------    ------    ------
Net asset value, end of period....... $12.76    $13.01    $10.00    $10.91
                                      ======    ======    ======    ======
Total return.........................  (1.89%)   30.11%    (8.39%)    9.12%
Ratios/supplemental data:
  Net assets, end of period (000).... $2,747    $2,877    $2,628    $2,916
  Ratio of expenses to average net
   assets............................   1.99%     2.12%     2.28%     4.69% ***
  Ratio of expense reimbursement to
   average net assets****............  (1.24%)   (1.37%)   (1.53%)   (3.84%)***
                                      ------    ------    ------    ------
  Ratio of net expenses to average
   net assets........................   0.75%     0.75%*    0.75%*    0.85%##
                                      ======    ======    ======    ======
  Ratio of net income to average net
   assets............................   6.01%     6.38%     6.23%     4.91%***
  Portfolio turnover rate............     48%       17%      174%      232%
  Number of units outstanding at end
   of period (000)...................    215       221       263       267

--------
^  Commenced investment operations on April 1, 1993.

* Reflects management fee reduction of 0.10% or $2,757, $2,527 and $1,886 for the years ended December 31, 1996, 1995 and 1994 respectively. For the year ended December 31, 1994 the actual net expense ratio for the year was 0.80% of average net assets as the fee reduction went into effect on 5/2/94.

** Reflects management fee reduction of $2,757 or $0.01 per unit, $2,527 or $0.01 per unit and $1,886 or $0.01 per unit for the years ended December 31, 1996, 1995 and 1994 respectively. Without management fee reduction, expense per unit is $0.26, $0.25 and $0.24 for the years ended December 31, 1996, 1995 and 1994 respectively.
*** Annualized.
****  See p. 2 for explanation of expense reimbursement.
 # Reflects voluntary fee waiver of $3,040 or $0.02 per unit. Without voluntary fee waiver, expense per unit is $0.38.
## Does not reflect voluntary waiver of management fees of $3,040. Net of the voluntary management fee waiver, the net expense ratio is 0.64% of average net assets. This figure is annualized.

                         THE SMALL CAPITALIZATION FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)


                                         FOR THE YEARS ENDED
                                            DECEMBER 31,
                                    --------------------------------------
                                     1996       1995       1994     1993^
                                    -------    -------    ------    ------
Net asset value,
 Beginning of period............... $ 13.41     $10.23    $10.89    $10.00
                                    -------    -------    ------    ------
  Investment income................    0.16       0.17      0.16      0.09
  Expenses.........................   (0.18)**   (0.16)**  (0.15)**  (0.17)#
  Expense reimbursement****........    0.03       0.04      0.05      0.10
                                    -------    -------    ------    ------
  Net investment income............    0.01       0.05      0.06      0.02
  Net gains or (losses) on securi-
   ties (both realized and
   unrealized).....................    4.13       3.13     (0.72)     0.87
                                    -------    -------    ------    ------
  Total from investment operations.    4.14       3.18     (0.66)     0.89
                                    -------    -------    ------    ------
Net asset value, end of period..... $ 17.55    $ 13.41    $10.23    $10.89
                                    =======    =======    ======    ======
Total return.......................   30.88%     31.14%    (6.12%)    8.94%
Ratios/supplemental data:
  Net assets, end of period (000).. $20,750    $12,848    $9,267    $9,838
  Ratio of expenses to average net
   assets..........................    1.22%      1.35%     1.45%     2.46%***
  Ratio of expense reimbursement to
   average net assets****..........   (0.22%)    (0.35%)   (0.45%)   (1.31%)***
                                    -------    -------    ------    ------
  Ratio of net expenses to average
   net assets......................    1.00%      1.00%*    1.00% *   1.15% ##
                                    =======    =======    ======    ======
  Ratio of net income to average
   net assets......................    0.04%      0.46%     0.55%     0.28% ***
  Portfolio turnover rate..........      68%        89%      120%      161%
  Number of units outstanding at
   end of period (000).............   1,182        958       906       903

--------
^  Commenced investment operations on April 1, 1993.

* Reflects management fee reduction of 0.15% or $24,219, $15,584 and $9,153 for the years ended December 31, 1996, 1995 and 1994 respectively. For the year ended December 31, 1994 the actual net expense ratio for the year was 1.06% of average net assets as the fee reduction went into effect on 5/2/94.

** Reflects management fee reduction of $24,219 or $0.02 per unit, $15,584 or $0.02 per unit and $9,153 or $0.01 per unit for the years ended December 31, 1996, 1995 and 1994 respectively. Without management fee reduction, expense per unit is $0.19, $0.17 and $0.16 for the years ended December 31, 1996, 1995 and 1994 respectively.
*** Annualized.
****  See p. 2 for explanation of expense reimbursement.
 # Reflects voluntary fee waiver of $14,349 or $0.02 per unit. Without voluntary fee waiver, expense per unit is $0.19.
## Does not reflect voluntary waiver of management fees of $14,349. Net of the voluntary management fee waiver, the net expense ratio is 0.82% of average net assets. This figure is annualized.

                              THE CORE EQUITY FUND

                (FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD)


                                       FOR THE YEARS ENDED DECEMBER
                                                    31,
                                      -------------------------------------
                                       1996      1995      1994      1993^
                                      -------   -------   -------   -------
Net asset value,
 Beginning of period.................  $13.01    $10.36    $10.80   $ 10.00
                                      -------   -------   -------   -------
  Investment income..................    0.30      0.29      0.28      0.21
  Expenses...........................   (0.16)    (0.14)    (0.13)    (0.20)#
  Expense reimbursement**............    0.02      0.02      0.03      0.13
                                      -------   -------   -------   -------
  Net investment income..............    0.16      0.17      0.18      0.14
  Net gains or (losses) on securities
   (both realized and unrealized)....    2.77      2.48     (0.62)     0.66
                                      -------   -------   -------   -------
  Total from investment operations...    2.93      2.65     (0.44)     0.80
                                      -------   -------   -------   -------
Net asset value, end of period....... $ 15.94   $ 13.01   $ 10.36   $ 10.80
                                      =======   =======   =======   =======
Total return.........................   22.54%    25.53%    (4.03%)    7.95%
Ratios/supplemental data:
  Net assets, end of period (000).... $28,584   $24,367   $21,035   $11,718
  Ratio of expenses to average net
   assets............................    1.14%     1.17%     1.27%     2.74%*
  Ratio of expense reimbursement to
   average net assets**..............   (0.14%)   (0.17%)   (0.27%)   (1.74%)*
                                      -------   -------   -------   -------
  Ratio of net expenses to average
   net assets........................    1.00%     1.00%     1.00%     1.00% ##
                                      =======   =======   =======   =======
  Ratio of net income to average net
   assets............................    1.10%     1.44%     1.68%     1.84% *
  Portfolio turnover rate............      29%      133%      129%       83%
  Number of units outstanding at end
   of period (000)...................   1,793     1,874     2,030     1,086

--------
   Commencement of operations April 1, 1993.
*  Annualized.
**  See p. 2 for explanation of expense reimbursement.
# Reflects voluntary fee waiver of $6,949 or $0.01 per unit. Without voluntary fee waiver, expense per unit is $0.21.
## Does not reflect voluntary waiver of management fees of $6,949. Net of the voluntary management fee waiver, the net expense ratio is 0.79% of average net assets. This figure is annualized.

                                  AVESTA TRUST

                        GENERAL DESCRIPTION OF THE TRUST

  The AVESTA Trust (the "Trust") is a collective trust established under the laws of the State of Texas by Texas Commerce Bank National Association ("TCB") as Trustee under an Amended and Restated Declaration of Trust dated as of May 1, 1994. The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company. Registration of the Trust with the SEC does not involve supervision of management and policies by the SEC. Except for the International Bond Fund, each of the Funds of the Trust is a "diversified" portfolio as defined in the Investment Company Act of 1940. Chase Securities of Texas, Inc. ("CST"), an affiliate of TCB, is the distributor of the Trust. The Trust consists of fifteen Funds for the collective investment of assets held in Eligible Retirement Accounts. See "HOW TO INVEST IN THE TRUST--Eligibility for Admission" for a definition of "Eligible Retirement Accounts."

  Only Eligible Retirement Accounts can participate in the Trust. Eligible Retirement Accounts that have been admitted to the Trust are referred to as "Participating Trusts." An individual for whose benefit a Participating Trust is maintained, or who may be entitled to receive benefits from a Participating Trust, is referred to as a "Participant."

                       INVESTMENT OBJECTIVES AND POLICIES

  The Trust consists of fifteen Funds, each with a different investment objective, for investment of assets held in Eligible Retirement Accounts. A Participating Trust may select one or more Funds and may exchange Units of one Fund for Units of another Fund. Each Fund is represented by a separate series of Units of beneficial interest in the Trust. There can be no assurance that the investment objective of any Fund can be attained.

  Although all the Funds achieve current income to some degree, the purpose of each Fund in earning current income is for reinvestment and further accumulation of assets for retirement. Accordingly, except in the case of the Money Market Fund, no current income or capital gains will be distributed. This policy is unlike that of most investment companies, which do not exclusively invest retirement assets as the Trust does. Participating Trusts do, however, receive a benefit from current income of the Trust comparable to the benefit received from the distributions made by most other investment companies. In the Money Market Fund, this benefit is received in the form of daily dividends of net investment income that are automatically reinvested in additional Units. In the other Funds, this benefit is received in the form of an increase in net asset value per Unit.

  Except as specifically noted otherwise, the following investment objectives and policies are not fundamental and may be changed by the Supervisory Committee of the Trust without approval by a Majority of the outstanding Units of the affected Fund or Funds. See "DESCRIPTION OF UNITS AND VOTING RIGHTS" for a definition of "Majority."

MONEY MARKET FUND

  The Money Market Fund seeks to increase retirement assets by providing a high level of current income with equal emphasis on liquidity and stability of principal. The Money Market Fund will purchase only United States dollar-denominated securities, which present minimal credit risks, with a remaining maturity of thirteen months or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Because the Money Market Fund invests in short-term securities which present minimal credit risk, the Fund will not achieve as high a level of current income as would be the case if it had the ability to invest in lower-quality, longer-term securities. Investments by the Money Market Fund will include, but are not limited to, the instruments described below.

Securities issued by or guaranteed by the United States Government, its agencies or instrumentalities. United States Government securities are bills, notes, bonds and other debt securities issued by the Treasury that are direct obligations of the United States Government and differ primarily in length of their maturity. These securities are backed by the full faith and credit of the United States. Agency or instrumentality securities are not direct obligations of the Treasury. They include notes, bonds and discount notes of the Treasury. These securities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Money Market Fund must look principally to the agency issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Money Market Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System, the Federal Home Loan Banks and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

Certificates of deposit of domestic and foreign banks, which are certificates issued against funds on deposit in a commercial bank earning a specific rate of return for a set period of time.

Bankers' acceptances of United States and foreign banks, which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay at maturity.

Commercial paper issued by domestic and foreign issuers, which is unsecured promissory notes that have maturities not exceeding nine months issued to finance short-term credit requirements and variable rate master demand notes. The Money Market Fund's investments in commercial paper will be limited to commercial paper (i) rated in the highest short-term rating category for such obligations by two nationally recognized statistical rating organizations ("NRSRO") (e.g., Prime-1 by Moody's Investors Service, Inc. ("Moody's"), and A-1 or higher by Standard & Poor's Corporation ("S&P")) or rated in the highest rating category for such obligations by only one NRSRO if only one has issued a rating; or (ii) if not rated, issued by an issuer that has a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the unrated security and is rated in the highest short-term rating category by two NRSRO's or the only NRSRO that has rated the obligation. If the commercial paper is not rated, and there is no class of obligations comparable in priority and security, the Fund may purchase it if it has comparable quality. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master notes are callable on demand by the Money Market Fund, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand which will be continuously monitored by the Trustee.

Bonds or Notes issued by domestic and foreign corporations, which are obligations of the issuing company to repay a set amount of money on a specific date and to pay interest (usually semi-annually) at a definite rate to the maturity. The corporate bonds and notes purchased by the Money Market Fund will consist of bonds and notes that are issued by an issuer that has a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the obligation and is rated in the highest two short-term rating categories by two NRSRO's or the only NRSRO that has rated the obligation. If there is no class of short-term obligations comparable in priority and security, the Fund may purchase them if they otherwise have comparable quality. See "APPENDIX" for an explanation of Moody's and S&P's ratings.

  The Money Market Fund will limit its investment in United States bank obligations to United States banks that have more than $1 billion in total assets at the time of investment and are either members of the Federal Reserve System or have their deposits insured by the Federal Deposit Insurance Corporation. The Money Market Fund limits its investments in foreign bank obligations to United States dollar-denominated obligations of foreign banks which at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets, and have branches or agencies in the United States. The Money Market Fund may also invest in obligations of foreign branches of United States banks, as well as obligations of United States branches of foreign banks, if the Fund is permitted to invest directly in obligations of the United States bank or foreign bank, respectively, in accordance with the above limitations. The obligation must be rated in the highest two short-term rating categories (e.g., Prime-1 by Moody's and A-1 or higher by S&P), by two NRSRO's (or one if only one NRSRO has so rated) or if not rated, must be issued by an issuer that has a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the unrated security and is rated in the highest two categories by two NRSRO's (or one if only one NRSRO has so rated). If not rated and there is no obligation comparable in priority and security, the obligation may be purchased if it is determined to have comparable quality.

  As permitted by Rule 2a-7 under the Investment Company Act of 1940, the Money Market Fund utilizes the amortized cost method to value its portfolio securities. The net asset value per Unit of the Money Market Fund is expected to remain at $1.00, although there can be no assurance that it will do so on a continuous basis. The Money Market Fund is also subject to various other provisions of Rule 2a-7. As permitted under the Rule, determinations of whether unrated securities are of comparable quality to rated securities in which the Money Market Fund may invest are initially made by the Trustee based on guidelines established by the Fund's Supervisory Committee. The Money Market Fund's investment in "second-tier" securities (as defined in Rule 2a-7) are limited to 5% of the Fund's assets overall, and with respect to a single issuer, the greater of $1 million or 1% of the total assets of the Fund at the time of investment.

INCOME FUND

  The Income Fund seeks to increase retirement assets by investing in securities that earn a high level of current income with consideration also given to safety of principal. By stressing current yield through fixed-income securities, and managing maturities, the Income Fund will attempt to provide greater stability of Unit value than certain of the other Funds. The Income Fund will participate to a limited extent in the general equity markets, and capital appreciation is an incidental consideration. Investment emphasis is on fixed-income securities, primarily domestic debt securities, such as bonds, notes and debentures issued by domestic corporations, U. S. Government Securities (as described below under "Short-Intermediate Term U.S. Government Securities Fund"), debt obligations collateralized by U.S. Government Securities or by private mortgages and preferred stock of domestic corporations. Under normal market conditions, at least 65% of the Income Fund's total assets will be invested in such securities. The Income Fund may also invest in debt securities issued by foreign corporations.

  U.S. Government Securities provide greater safety of principal, but they generally provide a lower current income than debt obligations of corporations.

  The Income Fund may invest up to two-thirds of its assets in Collateralized Mortgage Obligations ("CMOs") rated investment grade and pass-through certificates rated investment grade by a NRSRO and evidencing interests in pools of assets, primarily mortgages but also automobile retail installment contracts, consumer credit card receivables, computer leases and timber leases. Prepayment at a time when reinvestment of such funds would be at a lower rate, default and impairment of collateral are the main risks associated with these certificates. In addition, certain of these securities are relatively new and there may be developments which could adversely affect the value of any such instruments held by the Fund. In the case of Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") certificates, the most common pass-throughs, the full and timely payment of principal and interest is guaranteed by the issuers. For a further discussion of CMOs and mortgage pass-through certificates issued or guaranteed by the United States Government, its agencies or instrumentalities, see below under "Short-Intermediate Term U.S. Government Securities Fund." Other pass-throughs typically include some form of third-party enhancement such as a letter of credit issued by an institution other than TCB or its affiliates or an insurance bond. Securities rated in the lowest investment grade category may possess speculative characteristics. See "APPENDIX" for an explanation of Moody's and S&P's ratings. The Fund will invest in such securities when consistent with its investment objective. The Trustee is not required to dispose of securities which are downgraded below investment grade subsequent to acquisition.

  The Income Fund will invest in debt securities of domestic and foreign corporations (other than issues of CMOs and pass-through certificates) only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee. See "APPENDIX" for an explanation of the ratings of Moody's and S&P. The Income Fund's investments in securities other than debt of domestic and foreign corporations and debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (e.g., preferred stock) will be based on the Trustee's judgment of the quality of the securities. This judgment may be based upon such considerations as the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings; the issuer's market position; and other factors relevant to an analysis of a particular issuer, as determined by the Trustee.

  It is anticipated that the only non-income-producing securities to be held in the Income Fund will be zero-coupon obligations of corporations and zero-coupon securities relating to United States Treasury securities as described below under "Short-Intermediate Term U.S. Government Securities

Fund." The Income Fund will only purchase zero-coupon obligations if, at the time of purchase, the market value of such investments held in the Fund does not exceed 25% of the value of the Income Fund's total assets.

  The Income Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations."

  Fixed-income securities purchased by the Income Fund will normally have a maturity in excess of one year. The average maturity of securities in the Income Fund will be based primarily upon the Trustee's expectations for the future course of interest rates and the then prevailing price and yield levels in the fixed-income market. Under current market conditions it is expected that the dollar weighted average maturity of the Income Fund will range between five to fifteen years. Fixed-income securities with longer maturities generally have less stable market values.

  Changes in interest rates generally will cause the value of securities held in the Income Fund to vary inversely to changes in prevailing interest rates. If, however, a security is held to maturity, no gain or loss will be realized as a result of changes in prevailing rates. The value of these securities will also be affected by general market and economic conditions and by the creditworthiness of the issuer. Fluctuations in value of the portfolio securities will cause net asset value per Unit to fluctuate in the same direction. The Income Fund is expected to have an annual portfolio turnover rate in the range of 100-400%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

INTERMEDIATE TERM BOND FUND

  The Intermediate Term Bond Fund seeks to increase retirement assets primarily through current income, with consideration also given to stability of principal. Primary investment emphasis will be on intermediate term, investment grade fixed-income debt securities. The Fund will maintain a dollar weighted average portfolio maturity ranging from three to ten years.

  Under normal market conditions, at least 65% of the Intermediate Term Bond Fund's total assets will be invested in "bonds". For purposes of the foregoing policy the Intermediate Term Bond Fund defines "bonds" to include bonds, notes and debentures, issued by domestic or foreign corporations, U.S. Government Securities (as described below under "Short-Intermediate Term U.S. Government Securities Fund") and debt obligations collateralized by U.S. Government Securities or by private mortgages.

  The Intermediate Term Bond Fund may invest up to two-thirds of its assets in CMOs rated investment grade and pass-through certificates rated investment grade by a NRSRO and evidencing interests in pools of assets, primarily mortgages but also automobile retail installment contracts, consumer credit card receivables, computer leases and timber leases. Prepayment at a time when reinvestment of such funds would be at a lower rate, default and impairment of collateral are the main risks associated with these certificates. In addition, certain of these securities are relatively new and there may be developments which could adversely affect the value of any such instruments held by the Fund. In the case of FNMA, GNMA and FHLMC certificates, the most common pass-throughs, the full and timely payment of principal and interest is guaranteed by the issuers. For a further discussion of CMOs and mortgage pass-through certificates issued or guaranteed by the United States Government, its agencies or instrumentalities, see below under "Short-Intermediate Term U.S. Government Securities Fund." Other pass-throughs may include some form of third-party enhancement such as a letter of credit issued by an institution other than TCB or its affiliates or an insurance bond. Securities rated in the lowest investment grade category may possess speculative characteristics. See "APPENDIX" for an explanation of Moody's and S&P's ratings. The Fund will invest in such securities when consistent with its investment objective. The Trustee is not required to dispose of securities which are downgraded below investment grade subsequent to acquisition.

  The Intermediate Term Bond Fund will invest in debt securities of domestic and foreign corporations (other than issuers of CMOs and pass-through certificates) only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee. See "APPENDIX" for an explanation of the ratings of Moody's and S&P. The Intermediate Term Bond Fund's investments in securities other than debt of domestic and foreign corporations and U.S. Government Securities will be based on the Trustee's judgment of the quality of the securities. The judgment may be based upon such considerations as the issuer's financial strength, including its historic and current financial condition, its historic and projected earnings; the issuer's market position; and other factors relevant to an analysis of a particular issuer, as determined by the Trustee.

  It is anticipated that the only non-income-producing securities to be held in the Intermediate Term Bond Fund will be zero-coupon obligations of corporations and zero-coupon securities relating to United States Treasury securities as described below under "Short-Intermediate Term U.S. Government Securities Fund." The Intermediate Term Bond Fund will only purchase zero-coupon obligations if, at the time of purchase, the market value of such investments held in the Fund does not exceed 25% of the value of the Intermediate Term Bond Fund's total assets.

  The Intermediate Term Bond Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations."

  Fixed-income securities purchased by the Intermediate Term Bond Fund will normally have a maturity in excess of one year. The average maturity of securities in the Intermediate Term Bond Fund will be based primarily upon the Trustee's expectations for the future course of interest rates and the then prevailing price and yield levels in the fixed-income market. Fixed-income securities with longer maturities generally have less stable market values.

  Changes in interest rates generally will cause the value of securities held in the Intermediate Term Bond Fund to vary inversely to changes in prevailing interest rates. If, however, a security is held to maturity, no gain or loss will be realized as a result of changes in prevailing rates. The value of these securities will also be affected by general market and economic conditions and by the creditworthiness of the issuer. Fluctuation in value of the portfolio securities will cause net asset value per Unit to fluctuate in the same direction. The Intermediate Term Bond Fund is expected to have an annual portfolio turnover rate in the range of 100-400%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

EQUITY GROWTH FUND

  The Equity Growth Fund seeks to increase retirement assets primarily through capital appreciation. Current income is a secondary objective. Primary investment emphasis will be on equity-based securities, which include common stocks and those debt securities and preferred stocks that are convertible into common stocks. Under normal market conditions, at least 65% of the value of the total assets of the Equity Growth Fund will be invested in equity-based securities.

  Equity-based securities of a company will be selected considering such factors as the sales growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides; the financial condition of the company; the prevailing price of the security; how that price compares to historical price levels, to current price levels in the general market, to the company's net asset value and to the prices of competing companies; the Trustee's projected earnings estimates and earnings growth rate for the company and how those figures relate to the current price.

  When, in the Trustee's judgment, there is a significant probability that there will be a substantial stock market decline or that returns from fixed-income securities or money market securities will substantially exceed returns from equity-based securities, investments may be made in fixed-income securities or money market securities. Investment in fixed-income securities or money market securities will be based on the same ratings standards and other criteria established for investment in fixed-income securities and money market securities by the Income Fund and the Money Market Fund, respectively. The Equity Growth Fund will invest in debt securities of domestic and foreign corporations only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee. Under normal market conditions, the Equity Growth Fund will invest no more than 35% of the value of its total assets in fixed-income securities and money market securities. When market conditions dictate a temporary defensive strategy, more than 35% of the Fund's total assets may be invested in fixed-income securities and money market securities.

  The Equity Growth Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations".

  Because the Equity Growth Fund will participate in the equity markets, it may provide greater potential for capital appreciation over the long-term than funds that invest primarily in corporate or government debt securities. However, the Equity Growth Fund may also have a more volatile Unit value and lower current yield than such funds. It is expected that the portfolio turnover rate will generally be in the range of 150-275%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

EQUITY INCOME FUND

  The Equity Income Fund seeks to increase retirement assets through investments in securities that provide both capital appreciation as well as current income. Investment emphasis will be on equity-based securities, which include common stocks and those debt securities and preferred stocks convertible into common stocks. Under normal market conditions, it is expected that at least 70% of the value of the total assets of the Equity Income Fund will be invested in equity-based securities.

  Investments in equity-based securities will be based on the same general criteria used by the Equity Growth Fund in selecting equity-based securities. Equity-based investments that produce a portfolio yield above the market average and have good potential for dividend growth will be emphasized in the Equity Income Fund. Typical companies whose equity-based securities will be represented in the Equity

Income Fund are characterized by: a sound balance sheet, consistency of profitability, less price volatility resulting from market or below-market price/earnings ratios, a consistent dividend record, a dividend yield in excess of the market, and market capitalization in excess of $100 million.

  When, in the Trustee's judgment, there is a significant probability that there will be a substantial stock market decline or that returns from fixed-income securities will substantially exceed returns from equity-based securities, investments may be made in fixed-income securities or money market securities. Investment in fixed-income securities and money market securities will be based on the same ratings standards and other criteria established for investment in fixed-income securities and money market securities by the Income Fund and the Money Market Fund, respectively. The Equity Income Fund will invest in debt securities of domestic and foreign corporations only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee. Under normal market conditions, the Equity Income Fund will invest no more than 30% of the value of its total assets in fixed-income securities and money market securities. When market conditions dictate a temporary defensive strategy, more than 30% of the Fund's total assets may be invested in fixed-income securities and money market securities.

  The Equity Income Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations".

  The Equity Income Fund is considered a low-volatility equity portfolio because the higher dividend income provides downside protection for the underlying equity in a declining market. In a strong upward market, the Equity Income Fund may lag behind aggressive growth-oriented funds; however, it should be less volatile than the overall market in a declining market. It is expected that the portfolio turnover rate will generally be in the range of 150-275%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

BALANCED FUND

  The Balanced Fund seeks to increase retirement assets by investing in a combination of bonds and equity-based securities, which include common stocks and debt securities and preferred stocks that are convertible into common stocks, to provide a balance of current income and growth of capital. Investment emphasis will be on common stocks and on fixed-income securities. Investments in fixed-income securities and securities of foreign issuers will be based on the same ratings standards and other criteria established for investment in fixed-income securities by the Income Fund.

  Investments in equity-based securities will be based on the same criteria used by the Equity Growth Fund in selecting equity-based securities. A particular equity-based security may be more appropriate for the Equity Growth Fund than for the Balanced Fund, or vice versa, when such factors as current yield and expected earnings and dividend growth rates are considered.

  At least 25% of the value of the total assets of the Balanced Fund will be invested in fixed-income senior securities other than convertible securities.

  The Balanced Fund's investments in equity-based securities may provide greater potential for capital appreciation than funds that invest exclusively in corporate or government debt securities. The Balanced Fund may also have a more volatile Unit value and lower current yield than such funds. The fixed-income portion of the Balanced Fund is expected to have an annual portfolio turnover rate in the range of 100-400% and the equity-based portion of the Fund is expected to have an annual portfolio turnover rate in the range of 150-275%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

RISK MANAGER FUNDS

  The Trust offers three funds that provide the opportunity for diversification among equity-based, debt and money market securities. Each fund follows a flexible asset allocation strategy within certain parameters and maintains a different risk profile.

  RISK MANAGER--INCOME FUND. The Risk Manager--Income Fund seeks to increase retirement assets by investing in a combination of debt and, to a lesser extent, equity-based securities to achieve high current income and, when appropriate, capital appreciation. The Fund seeks to achieve its objectives by following an asset allocation strategy that contemplates investing in a flexible portfolio of fixed-income, equity-based and money market securities of domestic and foreign issuers.

  The asset allocation mix selected by the Trustee will be a significant determinant of the Risk Manager--Income Fund's investment performance. Fixed-income securities typically will constitute the greatest percentage of the Fund's assets. The ranges for the Fund's asset allocation mix, under normal conditions, are 50-80% of total assets in fixed-income securities, 0-25% of total assets in equity-based securities and 0-40% of total assets in money market securities. Over the long-term, the Trustee expects that, under normal market conditions, the Fund's total assets generally will be allocated 70% in fixed-income securities, 20% in equity-based securities and 10% in money market securities.

  The Trustee will select the classes of instruments and market sectors in which the Risk Manager--Income Fund will invest, within the specified ranges discussed above. The percentages of the Fund's assets invested in fixed-income, equity-based and money market securities will be adjusted by the Trustee from time to time in light of its assessment of current economic conditions and investment opportunities, trends in yields and interest rates, and historical investment returns for each asset class in which the Fund can invest relative to the business cycle. In pursuit of the Risk Manager--Income Fund's objective, the Trustee will not try to pinpoint the precise point in time when a major change in the asset allocation mix should be made. Asset shifts will be made gradually over time. Under normal market conditions, a single reallocation will not involve more than 10% of the Fund's total assets.

  Investments in fixed-income and money market securities will be based on the same ratings standards and other criteria established for investment in fixed-income securities and money market securities by the Income Fund and Money Market Fund, respectively. The Risk Manager--Income Fund will invest in debt securities of foreign and domestic corporations only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee.

  Investment in equity-based securities will be based on factors such as the sales and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides; the financial condition of the company; the prevailing price of the security; how the price compares to historical price levels, to current price levels in the general market, and the prices of competing companies; and earnings for the company.

  Up to 30% of the Risk Manager--Income Fund's total assets may be invested in securities of foreign issuers. As discussed below under "Risk Factors and Special Considerations", investment in securities of non-U.S. issuers involves certain special considerations, including political and economic risks, currency fluctuations, and less publicly available information and different accounting standards.

  The Risk Manager--Income Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations."

  Changes in interest rates generally will cause the value of fixed-income securities held in the Risk Manager--Income Fund to vary inversely to changes in prevailing interest rates. If, however, a security is held to maturity, no gain or loss will be realized as a result of changes in prevailing rates. The value of these securities will also be affected by general market and economic conditions and by the creditworthiness of the issuer. The Risk Manager--Income Fund is expected to have an annual portfolio turnover of 100-400%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

  RISK MANAGER--BALANCED FUND. The Risk Manager--Balanced Fund seeks to increase retirement assets by investing in a combination of debt and equity-based securities, which include common stocks and debt securities and preferred stocks that are convertible into common stocks, to provide high total return. The Fund seeks to achieve its objectives by following an asset allocation strategy that contemplates investing in a flexible portfolio of equity-based, fixed-income and money market securities of domestic and foreign issuers.

  The asset allocation mix selected by the Trustee will be a significant determinant of the Risk Manager--Balanced Fund's investment performance. The ranges for the Fund's asset allocation mix, under normal conditions, are 20-50% of total assets in equity-based securities, 40-80% of total assets in fixed-income securities and 0-40% of total assets in money market securities. Over the long-term, the Trustee expects that, under current market conditions, the Fund's total assets generally will be allocated 40% in equity-based securities, 50% in fixed-income securities, and 10% in money market securities.

  The Trustee will select the classes of instruments and market sectors in which the Risk Manager--Balanced Fund will invest, within the specified ranges discussed above. The percentages of the Fund's assets invested in equity-based, fixed-income and money market securities will be adjusted by the Trustee from time to time in light of its assessment of current economic conditions and investment opportunities, trends in yields and interest rates, and historical investment returns for each asset class in which the Fund can invest relative to the business cycle. In pursuit of the Risk Manager--Balanced Fund's objective, the Trustee will not try to pinpoint the precise point in time when a major change in the asset allocation mix should be made. Asset shifts will be made gradually over time. Under normal market conditions, a single reallocation will not involve more than 10% of the Fund's total assets.

  Investment in equity-based securities will be based on factors such as the sales and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides; the financial condition of the company; the prevailing price of the security; how the price compares to historical price levels, to current price levels in the general market and the prices of securities of competing companies; and earnings for the company.

  Investments in fixed-income and money market securities will be based on the same ratings standards and other criteria established for investment in fixed-income securities and money market securities by the Income Fund and Money Market Fund, respectively. The Fund will invest in debt securities of foreign and domestic corporations only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee. At least 25% of the value of the total assets of the Risk Manager-- Balanced Fund will be invested in fixed-income senior securities other than convertible securities.

  Up to 30% of the Risk Manager--Balanced Fund's total assets may be invested in securities of foreign issuers. As discussed below under "Risk Factors and Special Considerations", investment in securities of non-U.S. issuers involves certain special considerations, including political and economic risks, currency fluctuations, and less publicly available information and different accounting standards.

  The Risk Manager--Balanced Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations".

  Changes in interest rates generally will cause the value of fixed-income securities held in the Risk Manager--Balanced Fund to vary inversely to changes in prevailing interest rates. If, however, a security is held to maturity, no gain or loss will be realized as a result of changes in prevailing rates. The value of these securities will also be affected by general market and economic conditions and by the creditworthiness of the issuer. The fixed-income portion of the Risk Manager--Balanced Fund is expected to have an annual portfolio turnover rate in the range of 100-400% and the equity-based portion of the Fund is expected to have an annual portfolio turnover in the range of 150-275%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

  RISK MANAGER--GROWTH FUND. The Risk Manager--Growth Fund seeks to increase retirement assets by investing in a combination of equity-based and, to a lesser extent, debt securities to achieve capital appreciation and, secondarily, current income. The Fund seeks to achieve its objective by following an asset allocation strategy that contemplates investing in a flexible portfolio of equity-based, fixed income and money market securities of domestic and foreign issuers.

  The asset allocation mix selected by the Trustee will be a significant determinant of the Risk Manager--Growth Fund's investment performance. Equity-based securities will constitute the greatest percentage of the Fund's assets. The ranges for the Fund's asset allocation mix, under normal conditions, are 30-65% of total assets in equity-based securities, 30-70% of total assets in fixed-income securities and 0-10% of total assets in money market securities. Over the long-term, the Trustee expects that, under current market conditions, the Fund's total assets generally will be allocated 60% in equity-based securities, 30% in fixed-income securities and 10% in money market securities.

  The Trustee will select the classes of instruments and market sectors in which the Risk Manager--Growth Fund will invest, within the specified ranges discussed above. The percentages of the Fund's assets invested in equity-based, fixed-income and money market securities will be adjusted by the Trustee from time to time in light of its assessment of current economic conditions and investment opportunities, trends in yields and interest rates, and historical investment returns for each asset class in which the Fund can invest relative to the business cycle. In pursuit of the Risk Manager--Growth Fund's objective, the Trustee will not try to pinpoint the precise point in time when a major change in the asset allocation mix should be made. Asset shifts will be made gradually over time. Under normal market conditions, a single reallocation will not involve more than 10% of the Fund's total assets.

  Investment in equity-based securities will be based on factors such as the sales and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides; the financial condition of the company; the prevailing price of the security; how the price compares to historical price levels, to current price levels in the general market and the prices of securities of competing companies; and earnings for the company.

  Up to 30% of the Risk Manager--Growth Fund's total assets may be invested in securities of foreign issuers. As discussed below under "Risk Factors and Special Considerations", investment in securities of non-U.S. issuers involves certain special considerations, including political and economic risks, currency fluctuations, and less publicly available information and different accounting standards.

  Investments in fixed-income and money market securities will be based on the same ratings standards and other criteria established for investment in fixed-income securities and money market securities by the Income Fund and Money Market Fund, respectively. The Fund will invest in debt securities of foreign and domestic corporations only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee.

  The Risk Manager--Growth Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations".

  Changes in interest rates generally will cause the value of fixed-income securities held in the Risk Manager--Growth Fund to vary inversely to changes in prevailing interest rates. If, however, a security is held to maturity, no gain or loss will be realized as a result of changes in prevailing rates. The value of these securities will also be affected by general market and economic conditions and by the creditworthiness of the issuer. The Risk Manager--Growth Fund is expected to have an annual portfolio turnover of 100-400%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND

  The Short-Intermediate Term Fund seeks to increase retirement assets by providing as high a level of current income as is consistent with the preservation of capital. The Short-Intermediate Term Fund invests primarily in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, as described below ("U.S. Government Securities"), and repurchase agreements with respect thereto. The Short-Intermediate Term Fund seeks to preserve capital by investing in shorter-term securities; it expects the volatility in the principal value of its shorter-term investments to be more limited than that associated with investments in comparable securities having longer maturities. Guarantees of principal and interest on obligations that may be purchased by the Short-Intermediate Term Fund are not guarantees of the market value of such obligations, nor do they extend to the value of the Units of the Fund. Since the Fund invests extensively in shorter-term U.S. Government Securities, certain of which have less credit risk than that associated with other securities, the level of income achieved by the Fund may not be as high as that of other funds which invest in lower-quality, longer-term securities.

  Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in U.S. Government Securities and repurchase agreements with respect thereto. The Fund expects that substantially all of its assets will be so invested. As a matter of operating policy, under normal market conditions, the dollar-weighted average maturity of the Short-Intermediate Term Fund's portfolio, measured at the time an investment is made, will be between two and five years. There is no restriction on the maturity of any individual asset which may be acquired by the Short-Intermediate Term Fund.

  U.S. Government Securities include bills, notes, bonds and other debt securities issued by the Treasury that are direct obligations of the United States Government and differ primarily in length of their maturity. These securities are backed by the full faith and credit of the United States. Agency or instrumentality securities are not direct obligations of the Treasury. They include notes, bonds and discount notes of the Treasury. These securities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, FNMA and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System, the Federal Home Loan Banks and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of GNMA, the Farmers Home Administration, and the Export-Import Bank.

  The Short-Intermediate Term Fund may invest without limitation in zero coupon securities, which are debt securities that do not pay regular interest payments. Instead, zero coupon securities are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and maturity value. Because interest on a zero coupon security is not distributed on a current basis, it tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, investments by the Fund in zero coupon securities will result in the accrual of interest income on such investments in advance of the receipt of cash corresponding to such income.

  Among the zero coupon securities in which the Short-Intermediate Term Fund may invest are separately traded principal and interest components of United States Treasury securities. United States Treasury securities with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. Bonds issued by the Resolution Funding Corporation and other United States Government agencies may also be stripped.

  The Short-Intermediate Term Fund may invest without limitation in mortgage-related securities which are issued or guaranteed by the United States Government, its agencies or instrumentalities.

Mortgage pass-through securities are securities representing interest in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA assumptions, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the United States Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the United States Government (in the case of securities guaranteed by FNMA or FHLMC which are supported only by the discretionary authority of the United States Government to purchase the agency's obligations). Mortgage-related securities issued by FNMA include Guaranteed Mortgage Pass-Through Certificates, also known as "Fannie Maes," which are guaranteed as to timely payment of principal and interest by FNMA, and mortgage-related securities issued by FHLMC include Mortgage Participation Certificates, also known as "Freddie Macs," which are guaranteed as to timely payment of interest and timely or ultimate payment of principal on the underlying mortgage loan by FHLMC. The Short-Intermediate Term Fund will not invest in principal-only or interest-only stripped mortgage-related securities.

  The Short-Intermediate Term Fund may also invest in investment grade CMOs which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs may be issued through real estate mortgage investment conduits or REMICs. CMOs are structured into multiple classes, with each class bearing a different expected average life or stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. To the extent a particular CMO is issued by an investment company, the Fund's ability to invest in such CMOs will be limited. Securities rated in the lowest investment grade category may possess speculative characteristics. See "APPENDIX" for an explanation of Moody's and S&P's ratings. The Fund will invest in such securities when consistent with its investment objective. The Trustee is not required to dispose of securities which are downgraded to below investment grade subsequent to acquisition.

  Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

  Certain types of mortgage pass-through securities in which the Short-Intermediate Term Fund may invest have interest rates that fluctuate based on multiples of a stated index. These securities are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possible loss of principal even if the securities are rated in the highest categories.

  The Short-Intermediate Term Fund expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Fund will, consistent with its investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

  The Short-Intermediate Term Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations."

  Changes in interest rates generally will cause the value of securities held in the Short-Intermediate Term Fund to vary inversely with changes in prevailing interest rates. The average maturity of securities in the Short-Intermediate Term Fund will be based primarily upon the Trustee's expectations for the future course of interest rates and the then prevailing price and yield levels in the U.S. Government securities market. The value of these securities will also be affected by general market and economic conditions. Fluctuations in the value of the portfolio securities will cause net asset value per Unit to fluctuate in the same direction. The Short-Intermediate Term Fund is expected to have an annual portfolio turnover rate in the range of 100-400%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

U.S. GOVERNMENT SECURITIES FUND

  The U.S. Government Securities Fund seeks to increase retirement assets by providing current income with emphasis on the preservation of capital. The Fund intends to invest primarily in U.S. Government Securities, as described above under "Short-Intermediate Term U.S. Government Securities Fund", and repurchase agreements with respect thereto. Under normal conditions, at least 65% of the value of the Fund's total assets will be invested in U.S. Government Securities and repurchase agreements with respect thereto. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the market value of Units of the Fund. There is no restriction on the maturity of the Fund's portfolio or any individual asset which may be acquired by the Fund. The U.S. Government Securities Fund may invest in zero-coupon securities, mortgage-related securities and CMOs as described above under "Short-Intermediate Term U.S. Government Securities Fund." Since the Fund invests extensively in U.S. Government Securities, certain of which have less credit risk than that associated with other securities, the level of income achieved by the Fund may not be as high as that of other funds which invest in lower-quality securities. Securities rated in the lowest investment grade category may possess speculative characteristics. See "APPENDIX" for an explanation of Moody's and S&P's ratings. The Fund will invest in such securities when consistent with its investment objective. The Trustee is not required to dispose of securities which are downgraded below investment grade subsequent to acquisition.

  The U.S. Government Securities Fund may, at any time, hold up to 35% of the Fund's assets in domestic or foreign corporate fixed-income securities or money market securities. Investment in corporate fixed-income securities or money market securities will be based on the same ratings standards and other criteria established by the Income Fund or the Money Market Fund, respectively. The U.S. Government Securities Fund will invest in debt securities of domestic and foreign corporations (other than issuers of CMOs and pass-through certificates) only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee.

  The U.S. Government Securities Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations".

  Changes in interest rates generally will cause the value of securities held in the U.S. Government Securities Fund to vary inversely with changes in prevailing interest rates. The average maturity of securities in the Fund will be based primarily upon the Trustee's expectations for the future course of interest rates and the then prevailing price and yield levels in the U.S. Government securities market. The value of these securities will also be affected by general market and economic conditions. Fluctuations in value of the portfolio securities will cause net asset value per Unit to fluctuate in the same direction. The U.S. Government Securities Fund is expected to have an annual portfolio turnover rate in the range of 100%-400%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

SMALL CAPITALIZATION FUND

  The Small Cap Fund seeks to increase retirement assets primarily through capital appreciation. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration of the Fund. The Small Cap Fund invests primarily in common stocks of U.S. companies having stock market capitalizations of up to $750 million. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in common stocks of such companies. The Fund may also invest in other equity-based securities, which include debt securities and preferred stocks that are convertible into common stocks. A company's stock market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price per share of its stock.

  Investments in equity-based securities of small capitalization companies will be based on the same general criteria used by the Equity Growth Fund in selecting equity-based securities. In addition, small capitalization companies that possess one or more of a variety of characteristics, including high quality management, a leading or dominant market position in a major product line, new or innovative products, services or processes, a sound financial position and a relatively high rate of return on invested capital so that future growth can be financed from internal sources, will be sought. The Small Cap Fund may also invest in companies that offer the possibility of accelerating earnings growth because of management changes or structural changes in the economy.

  When, in the Trustee's judgment, there is a significant probability that there will be a substantial stock market decline or that returns from fixed-income securities or money market securities will substantially exceed returns from equity-based securities of small capitalization companies, investment may be made in fixed-income securities or money market securities. Investment in fixed-income securities or money market securities will be based on the same ratings standards and other criteria established for investment in fixed-income securities and money market securities by the Income Fund and the Money Market Fund, respectively. The Small Cap Fund will invest in debt securities of domestic and foreign corporations only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee. Under normal market conditions, the Small Cap Fund will invest no more than 35% of the value of its total assets in fixed-income securities and money market securities. When market conditions dictate a temporary defensive strategy, more than 35% of the Fund's total assets may be invested in fixed-income securities and money market securities.

  In focusing on smaller, less well known companies, the Small Cap Fund is designed to provide investors with the potential for greater long-term rewards than those available from certain of the other Funds, which generally invest the equity portion of their portfolios in the securities of larger capitalization companies. However, the Small Cap Fund may also have a more volatile Unit value and lower current yield than those Funds. Small capitalization companies typically are subject to a greater degree of changes in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than are those issued by larger companies and are more volatile than those of larger companies.

  The Small Cap Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations".

  The portfolio turnover rate for the Small Cap Fund is expected to generally be in the range of 150-275%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

CORE EQUITY FUND

  The Core Equity Fund seeks to increase retirement assets by maximizing total investment return through emphasis on long-term capital appreciation and current income consistent with reasonable risk. The Fund pursues its objective by investing at least 70% of its total assets in a diversified portfolio of common stocks of well-established companies domiciled in the U.S. The Fund may also invest in other equity-based securities, such as debt securities and preferred stocks that are convertible into common stocks.

  The Core Equity Fund seeks to achieve investment results that outperform publicly-traded common stocks. Emphasis is placed on companies with a growing stream of income and dividends based upon the investment philosophy that higher earnings and dividends lead to higher equity valuations.

  The Core Equity Fund's investments will be selected using the same general selection criteria used by the Equity Growth Fund in selecting equity-based securities. As a result, emphasis will be placed on selecting individual companies for inclusion in the portfolio that typically have one or more of the following characteristics: superior and stable record of earnings growth relative to the equity markets in general, return on assets and equity equal to or greater than the equity markets, projected earnings growth over the next two to three years at a rate equal to or greater than the equity markets and favorable price-to-book relationship relative to the equity markets.

  When, in the Trustee's judgment, there is a significant probability that there will be a substantial decline in the stock market or that returns from fixed-income securities or money market securities will substantially exceed returns from equity-based securities, the Core Equity Fund may invest in fixed-income securities or money market securities. Investment in fixed-income securities or money market securities will be based on the same ratings standards and other criteria established for investment in fixed-income securities and money market securities that are used by the Income Fund and the Money Market Fund, respectively. The Core Equity Fund will invest in debt securities of domestic and foreign corporations only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee. Under normal market conditions, the Core Equity Fund will invest no more than 30% of the value of its total assets in fixed-income securities and money market securities. When market conditions dictate a temporary defensive strategy, more than 30% of the Fund's total assets may be invested in fixed-income securities and money market securities.

  The Core Equity Fund may also engage in certain other activities as discussed below under "Risk Factors and Special Considerations."

   It is expected that the portfolio turnover rate for the Core Equity Fund will generally be in the range of 150-275%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

INTERNATIONAL EQUITY FUND

  The International Equity Fund seeks to increase retirement assets primarily through capital appreciation. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration of the Fund. Investment emphasis will be on common stocks of non-U.S. issuers believed by the Trustee to have a potential for growth of capital. The Fund may also invest in other equity-based securities of non-U.S. issuers, which include debt securities and preferred stocks that are convertible into common stock. The International Equity Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales or capitalization. Under normal market conditions, at least 65% of the value of the total assets of the International Equity Fund will be invested in common stocks and other equity-based securities of non-U.S. issuers.

  In pursuit of its objective, the International Equity Fund may purchase securities of companies, wherever organized, which, in the judgment of the Trustee, have their principal business activities and interests outside the United States. The Trustee generally considers such companies to include those companies (i) that derive 50% or more of their revenues outside the United States, (ii) 50% or more of the assets of which are located outside the United States or (iii) the equity securities of which are traded principally on a non-U.S. securities exchange. Investments in equity-based securities will be based on the same general criteria used by the Equity Growth Fund in selecting equity-based securities. The International Equity Fund intends to diversify among countries and normally intends to include in its portfolio securities issuers in no fewer than three countries. The percentage of the International Equity Fund's assets invested in particular countries or regions of the world will vary depending on political and economic conditions. If market conditions so warrant, such as when the Trustee believes that the capital appreciation of debt obligations will equal or exceed that of equity securities, the International Equity Fund may invest in debt obligations issued or guaranteed by countries that are members of the Organization for Economic Cooperation and Development, which is an intergovernmental institution established in 1961 to foster the financial development of member countries, or obligations issued or guaranteed by international agencies (such as the World Bank or the European Investment Bank). Although these obligations may not be rated by independent agencies like Moody's or S&P, the International Equity Fund will not acquire such obligations unless the Trustee believes that they have credit characteristics comparable to U.S. obligations rated investment grade by Moody's or S&P. Under normal market conditions, no more than 35% of the Fund's assets will be invested in such debt obligations.

  The International Equity Fund may invest in the securities of companies in (or governments of) developing countries and may engage in foreign currency exchange transactions in order to protect against uncertainty in future exchange rates. When, in the Trustee's judgment, a temporary defensive posture is warranted, the International Equity Fund may invest all or a substantial portion of its assets in obligations of companies incorporated in and having their principal business activities in the United States, or in money market securities. In addition, the International Equity Fund may invest in put and call options on foreign stock indexes in an effort to hedge against adverse market shifts affecting portfolio securities.

  In focusing on non-U.S. issuers, the International Equity Fund is designed to provide investors with the opportunity to diversify their investments and participate in economies and markets outside the United States, many of which are growing faster than the United States. However, the International Equity Fund may also have a more volatile Unit value and lower current yield than certain of the other Funds. Since securities in the International Equity Fund will be selected primarily on the basis of their appreciation potential, the International Equity Fund may provide greater growth of capital (excluding reinvested income) than funds that invest primarily in corporate or government debt securities. As discussed below under "Risk Factors and Special Considerations", investment in securities of non-U.S. issuers involves certain special considerations, including political and economic risks, currency fluctuations, and less publicly available information and different accounting standards.

  In order to seek to protect against a decline in value of the International Equity Fund's assets due to fluctuating currency values, the International Equity Fund intends to engage in certain hedging strategies, as discussed below under "Risk Factors and Special Considerations".

  It is expected that the portfolio turnover rate will generally be in the range of 150-275%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

INTERNATIONAL BOND FUND

  The International Bond Fund seeks to increase retirement assets primarily through current income, with consideration also given to preservation of capital. Investment emphasis will be on fixed-income debt securities of non-U.S. issuers, including foreign governments, non-U.S. corporations and banks, and supranational organizations. Under normal market conditions, at least 65% of the value of the International Bond Fund's total assets will be invested in "bonds" (which the Fund defines to include bonds, debentures and notes) of issuers in at least three countries other than the United States. Issuers located in any one country (other then the United States) will not represent more than 40% of the International Bond Fund's total assets, and the Fund will not invest 25% or more of its total assets in securities issued by any one foreign government, its agencies or instrumentalities, or more than 25% in supranational organizations as a group. The Fund will primarily invest in fixed-income debt securities denominated in foreign currencies.

  The Fund may invest in (i) debt obligations issued by non-U.S. corporations and banks; (ii) debt obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities or political subdivisions; (iii) debt obligations issued by supranational organizations established or supported by more than one national government, such as (for example) the World Bank and the European Union; (iv) any other debt security denominated in any foreign currency or multinational currency unit, such as the European Currency Unit; and (v) any foreign currency. Although these obligations may not be rated by independent rating agencies like Moody's or S&P, the International Bond Fund will not acquire such obligations unless the Trustee believes that they have credit characteristics comparable to U.S. obligations rated investment grade by Moody's or S&P. See "APPENDIX" for an explanation of the ratings of Moody's and S&P.

  The Fund will allocate its assets among various issuers, geographic regions, and currency denominations depending on political and economic conditions in the world. While the International Bond Fund will invest primarily in the debt obligations of corporations and governments of developed countries, the Fund may also invest in corporations and governments of developing countries. The Fund may purchase and sell foreign currency contracts in order to hedge against uncertainty in future currency exchange rates.

  When, in the Trustee's judgment, a temporary defensive posture is warranted, the International Bond Fund may invest all or a substantial portion of its assets in U.S. Government Securities, obligations of companies incorporated in and having their principal business activities in the United States, or in money market securities. In addition, the International Bond Fund may invest in put and call options on foreign debt indexes in an effort to hedge against adverse market shifts affecting portfolio securities.

  The International Bond Fund is a "non-diversified" portfolio of the Trust under the Investment Company Act of 1940, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified portfolio, the International Bond Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

  Movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the International Bond Fund's share price stability relative to domestic income funds. Fluctuation in foreign currencies can have a positive or negative impact on return. As discussed below under "Risk Factors and Special Considerations," investment in securities of non-U.S. issuers involves certain special considerations, including political and economic risks, currency fluctuations, and less publicly available information and different accounting standards.

  In order to seek to protect against a decline in value of the International Bond Fund's assets due to fluctuating currency values, the International Bond Fund intends to engage in certain hedging strategies as discussed below under "Risk Factors and Special Considerations."

  It is expected that the portfolio turnover rate will generally be in the range of 150-275%. See "Risk Factors and Special Considerations" regarding certain considerations associated with portfolio turnover.

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Monies invested in any of the Funds are not insured deposits and are subject to certain market risks. Since each of the Funds will pursue different types of investments, the risks of participating in the Trust will vary depending on the Fund or Funds chosen by the Participating Trust. Before selecting Funds, the Participating Trust should assess the risks associated with the types of investments made by the Funds.

  From time to time, a portion (up to 100% for temporary defensive purposes) of each of the Funds' assets (except for the Money Market Fund) may be held in cash equivalents. Cash equivalents are high quality, short-term, interest-bearing instruments in which funds are invested temporarily pending longer-term investment or in which funds are invested when market conditions dictate a temporary defensive investment strategy. The purpose of investment in cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible. The instruments may include, but are not limited to, commercial paper, certificates of deposit, repurchase agreements, bankers acceptances, and United States Treasury Bills.

  All Funds may invest in securities of non-U.S. issuers that are not publicly traded in the United States; however, it is a fundamental policy of the Funds (other than the International Equity Fund, the International Bond Fund, the Intermediate Term Bond Fund, the Risk Manager--Income Fund, the Risk Manager-- Balanced Fund and the Risk Manager--Growth Fund) that not more than 30% of the assets of each Fund will be invested in securities of foreign issuers. The Funds may be subjected to additional risks associated with the holding of property abroad. Such risks include future political, economic and social developments; currency fluctuations; possible withholding of tax payments; seizure or nationalization of foreign assets; possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal, interest or dividends on foreign securities in the Funds; less publicly available information about foreign companies; and the fact that foreign issuers are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Foreign stock markets have substantially less volume than most domestic exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Also, there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. The Funds may experience settlement delays in respect to foreign securities. To the extent that the Fund invests in securities of issuers located in developing countries, the Fund will be exposed to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have higher rates of returns to investors. The Funds will invest in debt securities of foreign issuers only if they are rated investment grade by Moody's, S&P or any other NRSRO, or are determined to be of comparable quality by the Trustee. See "APPENDIX" for an explanation of the ratings of Moody's and S&P.

  Each of the Funds, other than the Money Market Fund and the Short-Intermediate Term Fund, may purchase American Depositary Receipts ("ADRs"). ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency into which they may be converted, certain of the risks associated with foreign securities may also apply to ADRs. Each Fund will limit its investment in unsponsored ADRs to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR. Each of the Funds, other than the Money Market Fund and the Short-Intermediate Term Fund, may also invest in European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"), which are receipts evidencing an arrangement with a European or other non-U.S. bank and which are designed for use in the European or international securities markets. EDRs or GDRs are not necessarily denominated in the currency of the underlying security.

  From time to time, in the ordinary course of business, the Funds may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable for the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and because no interest accrues to the purchasing Fund until delivery and payment take place the practice may be considered somewhat speculative and one involving more risk. When the purchasing Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. A Fund will make commitments for when-issued transactions only with the intention of actually acquiring the securities. If the purchasing Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. With regard to each when-issued or delayed delivery commitment, each Fund will maintain a segregated account consisting of cash, cash equivalents, U.S. Government Securities or other liquid high grade debt securities with the custodian, beginning on the date the Fund enters into the commitment, equal in value to the purchase price due on the settlement date under the commitment agreement.

  All Funds, except the Money Market Fund, may purchase derivative instruments exchange-listed and over-the-counter put and call options on securities and securities indices ("index options"), in order to take advantage of market inefficiencies or to provide portfolio protection in expectation of a declining market. A Fund may not write put options, except that it may sell put options to close out existing positions, but may write fully covered call options as long as the Fund remains fully covered throughout the life of the option, by either (i) owning the optioned securities, (ii) possessing a call issued by another writer that is identical in all respects to the call written by the Fund or (iii) maintaining in a segregated account with the Fund's custodian, cash, cash equivalents, U.S. Government Securities or other high grade debt securities with a value sufficient to enable the Fund to purchase the optioned securities or index. A Fund may not purchase additional put and call options, if, as a result, the aggregate premiums paid for options held by that Fund would exceed 20% of the net assets of the Fund.

  A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a substantial decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Funds against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that any Fund has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. All Funds, except the Money Market Fund, are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options in the United States are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC Options are considered by the staff of the SEC to be illiquid.

  Each Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with any Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between any Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As a Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

  The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  The Funds may invest in master demand notes. Although payable on demand by the investing Fund, these obligations are not marketable to third parties and thus may be deemed illiquid. The ability to redeem such notes depends on the borrower's ability to pay on demand, which will be continuously monitored by the Trustee. For investment in master demand notes by all Funds, except the Money Market Fund, such notes will be purchased only from domestic corporations that on the date of investment either (a) have an outstanding senior long-term debt issue rated Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Corporation, (b) do not have rated long-term debt outstanding but have commercial paper rated at least Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or (c) are backed by a bank letter of credit suitable to the Trustee.

  The Funds may enter into repurchase agreements, however, the Money Market Fund may not enter into repurchase agreements with a maturity exceeding thirteen months. Under these agreements, a Fund purchases securities from a bank, broker-dealer or other recognized financial institution and the seller agrees to repurchase them within a specified time at a fixed price (equal to the purchase price plus interest). Repurchase agreements will be entered into only when they are collaterized by debt obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or commercial paper, and either the Trustee will have physical possession of the securities or the securities will be transferred to the Trustee as custodian by appropriate entry in the records of a registered clearing agency or the Federal Reserve Banks' records. Collateral for repurchase agreements are subject to the same credit quality determinations applicable to direct investments by the Money Market Fund.

  Collateral will be valued daily for all repurchase agreements and if the value of the securities purchased should decline below a designated percentage of the sales price (such percentage to exceed 100%), additional securities sufficient to make the value of the securities equal to such percentage of the sales price must be deposited with the custodian. If the seller defaults, the Fund that entered the repurchase agreement might incur a loss if the value of the securities securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon disposition of the securities by the Fund may be delayed or denied. The Trustee will monitor on an ongoing basis both the value of the collateral and the creditworthiness of the other parties to repurchase agreements.

  Each Fund may not borrow money except for temporary emergency purposes and then only in an amount not exceeding 5% (33 1/3% with respect to the Short-Intermediate Term Fund, the U.S. Government Securities Fund, the Intermediate Term Bond Fund, the Small Cap Fund, the Core Equity Fund, the Risk Manager-- Income Fund, the Risk Manager--Balanced Fund, the Risk Manager--Growth Fund, the International Equity Fund and the International Bond Fund), of the value of the total assets of the Fund. Each Fund will repay all borrowings before making additional investments and interest paid on such borrowings will reduce income.

  The Trust may not pledge, mortgage or hypothecate the assets of any Fund to any extent greater than 10% (33 1/3% with respect to the Short-Intermediate Term Fund, the U.S. Government Securities Fund, the Risk Manager--Income Fund, the Risk Manager--Balanced Fund, the Risk Manager--Growth Fund, the Intermediate Term Bond Fund, the Small Cap Fund, the Core Equity Fund, the International Equity Fund and the International Bond Fund), of the value of the total assets of the Fund.

  The Funds are not commodity pools and may not purchase or sell commodities or commodity contracts, except that any Fund, other than the Money Market Fund, may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and United States Treasury securities, foreign currencies and stock indexes and options on any such futures, for hedging or for other appropriate risk management purposes under the rules and regulations promulgated by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act, if such options are written by other persons and if (i) except as indicated below, the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total assets of that Fund and
(iii), except as indicated below, the aggregate margin deposits required on all such futures or options held at any time do not exceed 5% of the total assets of that Fund. The margin deposits required on all such futures and options shall be placed in a segregated account and marked to market daily. The Short-Intermediate Term Fund, the Intermediate Term Bond Fund, the U.S. Government Securities Fund, the Small Cap Fund, the Core Equity Fund, the Risk Manager-- Income Fund, the Risk Manager--Balanced Fund, the Risk Manager--Growth Fund, the International Equity Fund and the International Bond Fund may also purchase and sell OTC Options, which are privately negotiated with the counterparty to such contract, and each such Fund is subject to the limitation in clause (iii) above only with respect to transactions that do not constitute bona fide hedging.

  There are certain risks associated with the use of futures contracts and related options. Although the Funds will use these techniques to hedge against market changes that might adversely affect the prices of securities held or contemplated for purchase by the Funds, there can be no assurance that the market prices of those securities will correlate with the price movements of the futures contracts that the Funds acquire, so a Fund could realize a loss or gain from its futures transactions. Moreover, the risk of loss from investing in futures transactions is potentially unlimited. If an anticipated market change that is hedged against does not occur, a Fund's performance will be adversely affected by the hedge. In addition, there is a risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or option thereon.

  Futures positions may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Funds intend to purchase or sell futures contracts that have an active market, there is no assurance that a liquid market will exist for a particular contract at a particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements. Moreover, some United States commodity exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit, and this may prevent the liquidation of unfavorable positions.

  Parties to a futures contract must make "initial margin" payments, established by exchanges, equal to approximately 1-5% of the contract amount, to secure performance of the contract. There are also requirements to make "variation margin" payments from time to time as the value of the futures contract fluctuates. Brokers may establish deposit requirements higher than exchange minimums. Upon purchasing an option, the Fund would pay a "premium", an amount which is small in relation to the market value of the investment underlying such option. The Fund will receive a premium when it writes options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit.

  All Funds, except the Money Market Fund, may invest in foreign currencies and related options either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A Fund's dealings in spot and forward currency exchange will be limited to hedging. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase during the contract period.

  All Funds, except the Money Market Fund, may purchase and sell stock index futures contracts for hedging purposes. A stock index future contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  There can be no assurance of a Fund's successful use of stock index futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index future contract and movements in the price of the securities which are the subject of the hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future contract and the portion of the portfolio being hedged, the price of stock index futures contracts may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by a Fund still may not result in a successful hedging transaction.

  Successful use of stock index futures contracts by a Fund also is subject to the ability to predict correctly movements in the direction of the market. For example, if the Fund had hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

  The effectiveness of purchasing or selling stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an Index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Fund's ability to predict correctly the movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

  The International Equity Fund, the International Bond Fund, the Risk Manager--Income Fund, the Risk Manager--Balanced Fund and the Risk Manager-- Growth Fund may enter into interest rate or equity swaps and may purchase or sell interest rate or equity caps and floors. The Funds would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to manage the duration of their portfolios or to protect against any increase in the price of the securities the Funds anticipate purchasing at a later date. The Funds will not sell interest rate or equity caps or floors that they do not own.

  The International Equity Fund, the International Bond Fund, the Risk Manager--Income Fund, the Risk Manager--Balanced Fund and the Risk Manager-- Growth Fund may enter into interest rate or equity swaps, caps and floors on either an asset-based or liability-based basis, depending on whether they are hedging their assets or liabilities, and will usually enter into interest rate or equity swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Funds will not enter into any interest rate or equity swap, cap or floor transaction unless the unsecured senior debt of the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. The staff of the SEC considers swaps, caps and floors to be illiquid.

  Much of the hedging activities undertaken by a Fund such as futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by any Fund are generally subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the participating Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. Government Securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in a Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when they might be disadvantageous to do so. In addition, with respect to futures contracts purchased by a Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract.

  The Trust may acquire securities of any other investment company provided that: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such issuer is owned by the Trust and all affiliated persons of the Trust, and (ii) the Trust has not offered or sold and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%.

  The Trust may not invest the assets of any Fund in securities that are not readily marketable (including repurchase agreements maturing in more than seven days), debt securities for which there is no established market (including variable rate master demand notes for which there is no established market), except for the U.S. Government Securities Fund, the Small Cap Fund, the Core Equity Fund, the Intermediate Term Bond Fund, the International Equity Fund, the International Bond Fund, the Risk Manager--Income Fund, the Risk Manager-- Balanced Fund and the Risk Manager--Growth Fund, securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange, time deposits that mature in more than seven days and any other assets for which a readily available market does not exist at the time of the purchase or subsequent valuation, to any extent greater than 10% (15% with respect to the Short-Intermediate Term Fund, the Intermediate Term Bond Fund, the U.S. Government Securities Fund, the Small Cap Fund, the Core Equity Fund, the International Equity Fund, the International Bond Fund, the Risk Manager-- Income Fund, the Risk Manager--Balanced Fund and the Risk Manager--Growth Fund) of the value of the net assets of the Fund. If through the appreciation of illiquid assets, or the depreciation of liquid assets, the Fund has more than 10% (or 15%, as applicable) of its net assets invested in illiquid assets, the Fund will reduce its holdings of illiquid assets to 10% (or 15%, as applicable) or less of its net assets.

  Each Fund, other than the Money Market Fund, the Short-Intermediate Term Fund and the U.S. Government Securities Fund, may from time to time purchase certain equity securities which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Funds, should the Funds be required to bear registration costs with respect to such securities, and could involve delays in disposing of such securities, which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Funds with respect to redemptions. Restricted securities which are illiquid will be subject to the limitation above that each of the Funds may not invest more than 10% (or 15%, as applicable) of net assets in illiquid assets. Restricted securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, and which are determined to be liquid, will not be subject to the 10% (or 15%, as applicable) limitation. Rule 144A is a recent development and there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Supervisory Committee has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid, and has delegated to the Trustee that determination by requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Supervisory Committee will periodically review purchases and sales of Rule 144A securities and the compliance with the above procedures.

  The portfolio turnover rate for each of the Funds may be greater than that of other investment companies. Each of the Funds may make investments based substantially on short-term considerations and may sell securities without regard to the length of time that they are held. Consequently, in light of current market conditions and in furtherance of the investment objectives of each Fund, investment strategies utilized by the Funds may result in turnover rates that vary from those anticipated. The Funds need not be concerned about the restrictions on gross income from short-term trading applicable to regulated investment companies under the Internal Revenue Code due to the tax-exempt nature of the Funds. However, a policy of short-term trading does involve correspondingly higher transaction costs.

                           HOW TO INVEST IN THE TRUST

ELIGIBILITY FOR ADMISSION

  Only Eligible Retirement Accounts are eligible to invest in the Trust. Eligible Retirement Accounts are:

    --Individual retirement trust accounts (including Simplified Employee Pension Programs ("SEPS") and IRA Rollover Accounts) for which TCB or one of its affiliated banks serves as trustee and that are maintained in conformity with Section 408(a) of the Internal Revenue Code ("Eligible IRAs") and

    --Single or commingled pension or profit-sharing trusts, including corporate pension or profit-sharing trusts and pension or profit-sharing trusts benefiting one or more self-employed individuals (generally referred to as H.R. 10 or Keogh plans) for which TCB or one of its affiliated banks serves as trustee and that are maintained in conformity with Section 401(a) of the Internal Revenue Code ("Eligible Pension Trusts").

Maintenance of Eligible Retirement Account status is a prerequisite to all transactions with the Trust described below.

ESTABLISHING AN ELIGIBLE IRA

  A set of documents for establishing an Eligible IRA can be obtained from TCB directly or from designated banks affiliated with TCB ("Eligible Banks"). New Eligible IRAs will be opened no later than the next business day after satisfactorily completed application materials are received by a Personal Trust Officer at TCB or any of the Eligible Banks or the Retirement Investment Services Group at TCB. The Retirement Investment Services Group may be reached by telephone by calling ((713) 216-6449).

ESTABLISHING AN ELIGIBLE PENSION TRUST

  A set of documents for establishing an Eligible Pension Trust can be obtained from designated Eligible Banks. New Eligible Pension Trusts will be opened no later than the next business day after satisfactorily completed application materials are received by the client advisor or other appropriate bank officer and submitted to the Trust. If you do not currently have an advisor at the bank, please call 713-216-4681 for further information.

INVESTING IN THE TRUST

  An Eligible Retirement Account can direct the investment of assets into one or more Funds of the Trust using a form typically included with materials for establishing an Eligible Retirement Account. The form can also be obtained from designated Eligible Banks. Completed investment forms should be sent to the client advisor or other appropriate bank officer for submission to the Trust.

  All purchases of Units will be made through CST, a brokerage firm that is a subsidiary of The Chase Manhattan Corporation, the indirect parent corporation of TCB. CST will be paid no sales charge or commission for purchasing or redeeming Units.

  Unless there are sufficient funds in the Eligible Retirement Account, completed forms should be accompanied by a check in the amount of the intended investment.

  The minimum initial investment in the Trust is $100,000, subject to waiver at the Supervisory Committee's discretion. The minimum initial investment for admission to any Fund is $100 and minimum subsequent investments are $100. The Supervisory Committee reserves the right to increase or decrease the minimum investment amounts. The Trustee in its sole discretion may decline to accept other assets of any type or class of Eligible Retirement Account or of any Eligible Retirement Account. All assets will be invested in full and fractional Units at a purchase price equal to the net asset value per Unit next determined following receipt of a Participating Trust's satisfactorily completed investment instructions and payment by the client advisor or other appropriate bank officer prior to its close of business. See "VALUATION OF UNITS." Investments are subject to determination by CST that the investment instruction form has been properly completed.

  Because Units are not transferable, certificates representing Units will not be issued. All Units purchased are confirmed by mail to the Participating Trust and are credited to the account of the Participating Trust on the Trust's books.

  The Trust reserves the right in its sole discretion to (i) suspend the availability of its Units and (ii) to reject investment instructions when, in the judgment of the Trustee, such suspension or rejection is in the best interest of the Trust.

                                  REDEMPTIONS

  All or a portion of the Units held in a Fund can be redeemed (withdrawn) at any time. Redemption forms can be obtained from and returned to the client advisor or other appropriate bank officer. All redemptions of Units will be made through CST.

  The redemption price will be the net asset value per Unit next determined following receipt of a Participating Trust's satisfactorily completed form by the client advisor or other appropriate bank officer prior to its close of business. See "VALUATION OF UNITS." The value of a Unit upon redemption may be more or less than the value upon admission to the Fund, depending upon the value of the assets of the Fund at the time of the redemption. Redemptions are subject to determination by CST that the redemption form is complete. While payment for Units redeemed normally will be made in cash, if conditions exist making payment in cash undesirable, the Fund may make payment for the Units redeemed wholly or partly in readily marketable securities of the Fund, provided that all distributions made as of any one Valuation Date shall be made pro rata and on the same basis. See "VALUATION OF UNITS" for a definition of "Valuation Date." If Units are redeemed in readily marketable securities of the Fund, Participants may incur brokerage costs if they sell the securities.

  Payment for Units redeemed will normally be made to TCB, or the affiliated bank that serves as trustee of the relevant Eligible Retirement Account, within one business day of receipt by the client advisor or other appropriate bank officer of the redemption form but in no event will payment be made more than seven days after receipt of the redemption form except in the circumstances described below. Payment will be made for Units purchased by check only if the check has been cleared for payment by the Participating Trust's bank, in accordance with TCB's policy with respect to clearance of such instruments. The payment may be delayed or the right of redemption suspended at times when (a) trading on the New York Stock Exchange is restricted or the Exchange is closed, for other than customary weekends and holidays, (b) an emergency, as defined by rules of the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable or (c) the SEC has by order permitted such suspension.

  If at any time a Participating Trust ceases to be eligible for investment in the Trust, the Trustee will redeem all Units of such Participating Trust at the net asset value next determined after the Trustee is apprised of such disqualification. Payment for Units redeemed by the Trustee upon disqualification will be made in the same manner as described above for payment for Units redeemed upon request.

  Some Eligible Pension Trusts may be subject to restrictions on redemptions or exchanges pursuant to their governing plans. Participants should check with the administrators of their plans to see if any such restrictions apply.

                              EXCHANGE PRIVILEGES

  Units in any Fund may be exchanged without cost for Units of equivalent value in any other Fund. Exchanges by Participating Trusts can be effected by contacting the Unitholder's client advisor or other appropriate bank officer. All exchanges will be made through CST.

  Any exchange will be based on the respective net asset values of the Units involved next determined following receipt of a Participating Trust's request by the AVESTA client advisor or other appropriate bank officer prior to its close of business. Exchanges are subject to determination by the AVESTA client advisor or other appropriate bank officer that the investment instructions are complete and that, if required, the Units have been registered in the state of the Participating Trust. The exchange privileges applicable to the Units of the Trust may be amended at the discretion of the Trust.

                               VALUATION OF UNITS

  Net asset value per Unit for each Fund is determined by dividing the total value of the Fund's assets less any liabilities, including the fee payable to the Trustee for advisory and other services, by the number of outstanding Units of such Fund.

  The value of the assets held in each Fund is determined at the close of business on the New York Stock Exchange (normally 3:00 P.M. Houston time) on each Valuation Date. A Valuation Date is each day on which the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Except as noted below, in valuing the Trust's assets all domestic or foreign securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Supervisory Committee or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Investments in U.S. Government Securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities held by the Money Market Fund and debt securities held by the other Funds with remaining maturities of 60 days or less are valued on the basis of amortized cost, which has been determined by the Supervisory Committee to represent fair value. Amortized cost valuation, which may be used so long as it approximates market value, involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. When approved by the Supervisory
Committee of the Trust, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Trustee in good faith using methods and procedures reviewed and approved by the Supervisory Committee.

  Except in the case of the Money Market Fund, the Trust does not declare and pay dividends on its investment income. In the case of the Money Market Fund, a daily dividend of all of its net investment income is declared on each day the Fund is open for business to Unitholders of record as of the close of business the preceding day. Dividends are automatically reinvested each day in additional Units of the Fund. For the other Funds, income earned on assets in the Trust is included in the total value of the Trust's assets.

                          ADMINISTRATION OF THE TRUST

THE SUPERVISORY COMMITTEE

  The business and affairs of the Trust are managed under the direction of the Supervisory Committee in compliance with Sections 16 and 36 of the Investment Company Act of 1940. The Supervisory Committee will perform duties and undertake responsibilities similar to those of a board of directors of an investment company.

THE TRUSTEE

  Subject to the direction of the Supervisory Committee, TCB acts as the Trustee of the Trust and, as such, manages all of the business and affairs of the Trust. TCB may arrange for the performance of certain of its obligations by third parties. TCB is a national bank and is a wholly-owned subsidiary of Texas Commerce Equity Holdings, Inc., which, in turn, is a wholly-owned subsidiary of The Chase Manhattan Corporation. TCB is investment adviser for the Vista Cash Management Fund (formerly, the Vista Global Money Market Fund) and the Vista Tax Free Money Market Fund portfolios of the Mutual Fund Trust.

  The Trustee will not purchase securities of federal agencies during the existence of any underwriting or selling group of which The Chase Manhattan Corporation or any of its affiliates or subsidiaries is a member. As a result, it is anticipated that substantially all of the Trust's purchases of federal agency securities will be made in the secondary market. These limitations, in the opinion of the Supervisory Committee, will not significantly affect the Trust's ability to pursue its present objectives. Nevertheless, in the future should circumstances change, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar investment objectives but not subject to such limitations.

MANAGEMENT OF THE TRUST

  The following persons are employed by TCB and are the current portfolio managers of the Funds of the Trust included in this Prospectus. Guy Barba, Senior Investment Officer, has served as the portfolio manager of the Money Market Fund since April 1, 1993 and the Short-Intermediate Term U.S. Government Securities Fund since its inception. Mr. Barba has been employed by TCB since before 1991. Robert Heintz, Senior Investment Officer, has served as the portfolio manager of the Equity Income Fund since its inception. Mr. Heintz has been employed by TCB since before 1991. Henry Lartigue, Chief Investment Officer, has served as the portfolio manager for the Equity Growth Fund since July 1, 1994, the equity portion of the Balanced Fund since July 22, 1994, each of the Core Equity Fund and the equity portion of the Risk Manager-Income Fund, the Risk Manager-Balanced Fund and the Risk Manager-Growth Fund since January 5, 1996, and the International Equity Fund sinceAugust 26, 1996. Mr. Lartigue also serves as Chairman of the Supervisory Committee; he was employed by TCB from before 1991 through July of 1992. Between July of 1992 and July of 1994, Mr. Lartigue was self-employed as a registered investment adviser. Juliet Ellis, Senior Investment Officer, has served as the portfolio manager of the Small Cap Fund since September 22, 1993. Ms. Ellis has been employed by TCB since before 1991. Prior to becoming portfolio manager for the Small Cap Fund, Ms. Ellis was the director of research and an equity analyst. John Miller, Senior Investment Officer, has served as the portfolio manager for each of the Income Fund and the fixed income portion of the Balanced Fund since July 1, 1994 and each of the U.S. Government Securities Fund and the fixed income portion of the Risk Manager-Income Fund, the Risk Manager-Balanced and Risk Manager-Growth Fund since June 19, 1995. Mr. Miller has been employed with TCB since before 1991. H. Mitchell Harper, Senior Investment Officer, has served as the portfolio manager of the International Bond Fund and Intermediate Term Bond Fund since their inception. Mr. Harper has been employed by TCB since before 1991.

THE MANAGEMENT AGREEMENTS

  Under the Management Agreements between TCB and the Trust (the "Agreements"), the Trustee, as investment adviser, manages the investment of the assets of the Trust in conformity with the stated objectives and policies of the Trust. Pursuant to the Agreements, the Trustee, subject to the authority of the Supervisory Committee, is responsible for overall management of the Trust's business and affairs. TCB may arrange for the performance of certain of its obligations by third parties, including investment advisers who are affiliated or unaffiliated with TCB.

EXPENSES OF THE TRUST

  The Trustee will pay: (i) all costs and expenses arising in connection with the organization of the Trust, including the initial registration and qualification of the Trust and the Units under federal and state law; (ii) all marketing and advertising expenses of the Trust; (iii) expenses of all employees, office space and facilities necessary to carry out its duties under the Agreements; and (iv) all expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions) of securities purchased for the Trust and expenses of the use of certain computer facilities of third parties by personnel of the Trustee in connection with Unitholder accounting.

  For the fiscal year ended December 31, 1996, total expenses of each Fund in operation as of that date expressed as a percentage of their respective average net assets, before and after expense reimbursements and any voluntary waivers of management fees were 1.08% and 1.00% for the Equity Growth Fund, 1.07% and 1.00% for the Equity Income Fund, 1.17% and 1.00% for the Balanced Fund, 1.07% and .75% for the Income Fund, .72% and .50% for the Money Market Fund, .88% and
 .75% for the Short-Intermediate Term Fund, 1.42% and .75% for the Intermediate Term Bond Fund, 2.09% and .75% for the U.S. Government Securities Fund, 1.37% and 1.00% for the Small Cap Fund, 1.14% and 1.00% for the Core Equity Fund, 1.94% and 1.10% for the Risk Manager--Income Fund, 1.79% and 1.10% for the Risk-Manager Balanced Fund, and 2.40% and 1.10% for the Risk Manager--Growth Fund. The International Equity and International Bond Funds had not commenced operations at December 31, 1996.

  Except for the expenses described above that have been assumed by the Trustee, all expenses incurred in administration of the Trust are charged to the Trust.

TRUSTEE'S MANAGEMENT FEE

  For its services with respect to the Income Fund, the Equity Growth Fund, the Equity Income Fund, the Balanced Fund and the Core Equity Fund, the Trustee is paid a monthly management fee at the annual rate of 1.00% of the first $250 million of the average daily net assets of each Fund, 0.90% of the next $250 million of such net assets, and 0.80% of such net assets in excess of $500 million. For its services with respect to the Short-Intermediate Term Fund and the Intermediate Term Bond Fund, the Trustee is paid a monthly management fee at the annual rate of 0.75% of the first $250 million of the average daily net assets of the Fund, 0.65% of the next $250 million of such net assets, and 0.55% of such net assets in excess of $500 million. For its services with respect to the Small Cap Fund, the Trustee is paid a monthly management fee at the annual rate of 1.15% of the first $250 million of the average daily net assets of the Fund, 1.05% of the next $250 million of such net assets, and 0.95% of such net assets in excess of $500 million. For its services with respect to the U.S. Government Securities Fund, the Trustee is paid a monthly management fee at the annual rate of 0.85% of the first $250 million of the average daily net assets of the Fund, 0.75% of the next $250 million of such net assets, and 0.65% of such net assets in excess of $500 million. For its services with respect to the Risk Manager--Income Fund, the Risk Manager-- Balanced Fund, and the Risk Manager--Growth Fund, the Trustee is paid a monthly management fee at the annual rate of 1.10% of the first $250 million of the average net daily assets of the Fund, 1.00% of the next $250 million of such net assets, and .90% of such net assets in excess of $500 million. For its services with respect to the International Equity Fund, the Trustee is paid a monthly management fee at the annual rate of 2.00% for the first $250 million of the average net daily assets of the Fund, 1.90% for the next $250 million of such net assets, and 1.80% of such net assets in excess of $500 million. For its services with respect to the International Bond Fund, the Trustee is paid a monthly management fee at the annual rate of 1.50% for the first $250 million of the average net daily assets of the Fund, 1.40% for the next $250 million of such assets, and 1.30% of such net assets in excess of $500 million. For its services with respect to the Money Market Fund, the Trustee is paid a monthly management fee at the annual rate of 0.65%. There is currently no separate fee for establishing an Eligible Retirement Account, and no fees or expenses are charged directly to the accounts for participation in the Trust. Eligible Pension Trusts, whether or not invested in the Trust, however, are subject to the fees provided for in their governing plans. The management fee is higher than the fees that would be charged an IRA or pension trust account invested in most other investment companies, which typically retain separate firms for investment advisory, custodial and shareholder account services (often referred to as transfer agent and registrar services), but investment companies typically have an arrangement with a bank that, as IRA or pension trustee or custodian, charges an initial and annual fee for IRA and pension trust customers.

  The Trustee has agreed to reimburse each Fund on a monthly basis for the amount by which the expenses of that Fund (including the management fee but excluding interest, taxes, brokerage commissions and extraordinary expenses) during any year exceed the management fee payable by each Fund, provided that the assets of the Fund do not exceed $250 million.

CUSTODIAN

  The Trustee acts as custodian of each of the Fund's assets other than the International Equity Fund and the International Bond Fund. State Street Bank and Trust Company ("State Street") acts as custodian and provides accounting services for the International Equity Fund and the International Bond Fund. State Street may employ subcustodians for each such Fund's assets maintained outside the U.S. in accordance with the Investment Company Act of 1940.

PERFORMANCE CALCULATION

  Performance for the Trust may be advertised and is reported on the basis of current yield and effective yield for the Money Market Fund, and current yield and total return for the other Funds. The Trust may use comparative performance information available from certain industry research and publications, including its performance ranking by Lipper Analytical Services, Inc., for the purpose of promoting the sale of its Units in advertisements, sales literature and other communications to unitholders and investors. These materials include comparisons to recognized market indices.

  Money Market Fund:

  From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of that investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  The Money Market Fund may, from time to time, also present returns for other periods, which may include, but are not limited to, returns since the Money Market Fund's inception, for annual, quarterly or monthly periods, or for a particular market cycle. Such returns are calculated by adding one to the sum of the daily dividends for the most recent month in the period and multiplying by the index for the prior month, which was similarly calculated. The return for the period is the index at the end of the period divided by the index at the beginning of the period minus one and expressed as a percent.

  Income Fund, Balanced Fund, Intermediate Term Bond Fund, Risk Manager-- Income Fund, Risk Manager--Balanced Fund, Risk Manager--Growth Fund, Equity Income Fund, Equity Growth Fund, Short-Intermediate Term Fund, U.S. Government Securities Fund, Small Cap Fund, Core Equity Fund, International Equity Fund and International Bond Fund:

  Current Yield: The current yield for the above Funds is based on the net investment income over a 30 day period, divided by the net asset value on the last day of the period, according to the following formula:

                                     6
                  Yield = 2[(a-b + 1) - 1]
                             ---
                             cd

  Where a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of Units outstanding during the period that were entitled to receive the dividends.
     d = the net asset value per Unit on the last day of the period

  Total Return: The total return is calculated by dividing the net asset value at the end of the reporting period by the net asset value at the beginning of the reporting period minus 1.

  The average annual compounded rate of return is the yearly rate that when applied evenly each year in a given period and compounded annually, would produce the total return for the period. The average annual compounded rate of return will be quoted for periods of 1, 5 and 10 years and, if the Fund has not been in existence for any one of those periods, a quotation of the average annual compounded rate of return since the commencement of public offering will be substituted. The Fund may, from time to time, also present total returns calculated in the same manner for other periods. These may include, but are not limited to, total returns since the Fund's inception, for annual, quarterly or monthly periods, or for a particular market cycle.

                       GLASS-STEAGALL ACT CONSIDERATIONS

  TCB believes that it may provide investment advisory, administrative, custodial and Unitholder account services to the Trust and that its personnel may serve as members of the Supervisory Committee and as officers of the Trust without violating the Glass-Steagall Act. A more complete discussion of these matters is in the Statement of Additional Information.

                           TAX TREATMENT OF THE TRUST

  The Trust has received a ruling from the Internal Revenue Service that (1) the Trust is a pooled fund arrangement exempt from federal income taxation under Section 408(e) of the Internal Revenue Code of 1986 (the "Code"), as applicable, with respect to the IRAs participating in the Trust and under
Section 501(a) of the Code with respect to the qualified plans participating in the Trust and (2) the participating IRAs or qualified plans in the Trust do not lose their tax-exempt status because they participate in the Trust.

  Individuals considering investments in the Trust or in IRAs or qualified plans may obtain additional tax information by requesting a copy of the Trust's Statement of Additional Information and should consult their own tax advisers with respect to their personal situations.

                     DESCRIPTION OF UNITS AND VOTING RIGHTS

  The Trust may issue an unlimited number of Units of beneficial interest without par value, which are fully paid and nonassessable and have no preference as to conversion, exchange, retirement or other features and have no preemptive rights. No document will be issued evidencing any interest in the Trust. Further, no Participant or his or her Eligible Retirement Account will have the power to sell, assign or transfer any Unit or all or any part of its equity or interest in the Trust or use it as security for a loan.

  A Participating Trust exercises the voting rights of the Units and is entitled to one vote for each full Unit (and a fractional vote for each fractional Unit) outstanding on the books of the Trust in the name of such Participating Trust or its nominee. Where the Participating Trust is maintained for a single Participant, the voting will be according to the Participant's instructions. Where the Participating Trust is maintained for more than one Participant, the voting will be according to the instructions of the Participating Trust's investment committee or similar body that is empowered to act on behalf of the Trust. The Trustee shall exercise the voting rights of those Participants that do not vote and shall do so in proportion to the vote received from Participants. The Units have noncumulative voting rights, which means that the holders of more than 50% of the Units voting in the election for members of the Supervisory Committee can elect 100% of the members if they choose to do so. On any matter submitted to a vote of Participating Trusts, all Units of the Trust then issued, outstanding and entitled to vote will be voted in the aggregate and not by Fund except (i) when required by the Investment Company Act, Units shall be voted by Fund; and
(ii) when the matter affects an interest of less than all of the Funds, then only Participating Trusts that own Units of the affected Fund or Funds shall be entitled to vote. When referring to the approvals to be obtained from Participating Trusts, the term "Majority" means the vote of the lesser of (a) 67% of the outstanding Units of the Funds, or of a particular Fund, as the case may be, present at a meeting if more than 50% of the outstanding Units of the Funds, or of a particular Fund, as the case may be, are present in person or by proxy, or (b) more than 50% of the Trust's outstanding Units of the Funds, or of a particular Fund, as the case may be. Under the Trust's Declaration of Trust and the Investment Company Act of 1940, the Trust is not required and does not currently intend to hold annual meetings for the election of members of the Supervisory Committee. Participants will have the right to call for a special meeting of Participants if such request is made, in writing, by the holders of at least 10% of the Trust's Units. In such case, the Trust will assist in calling the meeting as required under the Investment Company Act and will pay the expenses of calling and holding the meeting.

  While the Trust has been established to continue for such time as may be necessary to accomplish the purposes for which it was created, subject to approval of Participating Trusts that own at least a Majority of the outstanding Units, the Trustee may (i) sell the assets of the Trust to another trust or corporation in exchange for cash or securities of such trust or corporation, and distribute such cash or securities ratably among the Participating Trusts, or (ii) sell and convert into money the assets of the Trust and distribute the proceeds remaining after payment of liabilities ratably among the Participating Trusts. Upon completion of the distribution of the remaining proceeds or the remaining assets of the Trust, the Trust will terminate and the Trustee will be discharged of any and all further liabilities and duties and the right, title and interest of all parties will be cancelled and discharged.

  The Trustee may terminate any Fund upon 60 days' notice to the Participating Trusts owning Units of that Fund in the event that the net asset value of such Fund is less than $5 million on the date of such notice. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund, the Trustee shall distribute the remaining assets of the Fund ratably among the Participating Trusts owning outstanding Units of the Fund.

                              COUNSEL AND AUDITORS

  Liddell, Sapp, Zivley, Hill & LaBoon has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the Units of beneficial interest in the Trust being sold pursuant to this Prospectus. Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as counsel for the Trust. Price Waterhouse LLP serves as independent auditors of the Trust.

                                    APPENDIX

Description of Standard & Poor's Corporation's corporate debt ratings of BBB or better:

AAA         --Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA          --Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A           --Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB         --Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters,
               adverse economic conditions or changing circumstances are more likely to lead
AAA          to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
AA
A
BBB

Description of Moody's Investors Service, Inc.'s long-term debt ratings of Baa or better:

Aaa         --Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-
             edged," Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa          --Bonds that are rated Aa are judged to be of high quality by all standards.
             Together with the Aaa group they comprise what are generally known as high-
             grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.
A           --Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa         --Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Aaa
Aa
A
Baa

Description of commercial paper rated A-1 by Standard & Poor's Corporation:

  Commercial paper rated A-1 by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

Description of short-term debt rated Prime-1 by Moody's Investors Service, Inc.

  The rating Prime-1 is the highest short-term debt paper rating assigned by Moody's Investors Service, Inc. Among the factors considered in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

F-465-00512

                                     AVESTA
                                     TRUST

                              April 30, 1997

___________________________________PROSPECTUS___________________________________

                      STATEMENT OF ADDITIONAL INFORMATION

                                  AVESTA TRUST

                                 APRIL 30, 1997

                                   26-TCBE-45
                                 P.O. Box 2558
                           Houston, Texas 77252-8045
                            Telephone (713) 216-6433

The AVESTA Trust (the "Trust") is an open-end, management investment company that currently offers fifteen Funds for the collective investment of retirement accounts for which Texas Commerce Bank National Association ("TCB") or one of its affiliated banks serves as trustee or in some other fiduciary capacity. TCB is the Trustee of the Trust and, as such, provides or arranges for the provision of, investment advisory, administrative and custodial services and Unitholder accounting. Chase Securities of Texas, Inc., an affiliate of TCB, is the distributor of the Trust.

The Trust consists of fifteen Funds, each with a different investment objective, for investment of retirement assets held in certain Eligible Retirement Accounts.

  The MONEY MARKET FUND seeks to increase retirement assets by investing only in instruments with a remaining maturity of thirteen months or less to provide a high level of current income with equal emphasis on liquidity and stability of principal.

  The INCOME FUND seeks to increase retirement assets by investing primarily in domestic debt securities that earn a high level of current income with consideration also given to safety of principal.

  The EQUITY GROWTH FUND seeks to increase retirement assets primarily by investing in equity-based securities, which include common stocks and those debt securities and preferred stocks convertible into common stock, that provide capital appreciation. Current income is a secondary objective.

  The EQUITY INCOME FUND seeks to increase retirement assets by investing primarily in equity-based securities that provide capital appreciation as well as current income.

  The BALANCED FUND seeks to increase retirement assets by investing in a combination of bonds and equity-based securities to provide a balance of current income and capital appreciation.

  The SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND seeks to increase retirement assets by investing primarily in securities issued or guaranteed by the U.S.

  Government or its agencies or instrumentalities, and repurchase agreements with respect thereto, to provide as high a level of current income as is consistent with the preservation of capital.

  The U.S. GOVERNMENT SECURITIES FUND seeks to increase retirement assets by investing primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto, to provide current income with emphasis on preservation of capital. There is no restriction on the maturity of the Fund's portfolio or any particular portfolio security.

  The SMALL CAPITALIZATION FUND seeks to increase retirement assets by investing primarily in common stocks and other equity-based securities of small capitalization U.S. companies that can provide capital appreciation.

  The CORE EQUITY FUND seeks to increase retirement assets by investing primarily in common stocks of U.S. companies to maximize total investment return through emphasis on capital appreciation and current income consistent with reasonable risk.

  The INTERMEDIATE TERM BOND FUND seeks to increase retirement assets by investing primarily in domestic debt securities with intermediate term maturities to provide current income, with consideration given to stability of principal.

  The RISK MANAGER-INCOME FUND seeks to increase retirement assets by investing in a combination of debt and, to a lesser extent, equity-based securities to achieve high current income and, when appropriate, capital appreciation.

  The RISK MANAGER-BALANCED FUND seeks to increase retirement assets by investing in a combination of debt and equity-based securities for high total return.

  The RISK MANAGER-GROWTH FUND seeks to increase retirement assets by investing in a combination of equity-based and, to a lesser extent, debt securities to achieve capital appreciation and, secondarily, current income.

The following Funds have not commenced operations. Prospective investors will be notified by a supplement to this Statement of Additional Information when these Funds become available as investment alternatives.

  The INTERNATIONAL EQUITY FUND seeks to increase retirement assets by investing primarily in common stocks and other equity-based securities of non-U.S. issuers that provide capital appreciation.

  The INTERNATIONAL BOND FUND seeks to increase retirement assets by investing primarily in debt securities of non-U.S. issuers to provide as high a level of current income as is consistent with the preservation of capital.

A prospectus for the Trust dated April 30, 1997, which provides the basic information an investor should know before investing, may be obtained without charge by writing to AVESTA Trust, 26-TCBE-45, P.O. Box 2558, Houston, Texas 77252-8045. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with the Prospectus.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS



                                                             PAGE
                                                             ----

 GENERAL INFORMATION........................................  B 1

 INVESTMENT RESTRICTIONS....................................  B 1

 OTHER INVESTMENT POLICIES..................................  B 5

 VALUATION OF UNITS.........................................  B 5

 ADMINISTRATION OF THE TRUST................................  B 8
      Supervisory Committee and Officers....................  B 8
      Compensation of the Supervisory Committee.............  B 11
      The Management Agreements.............................  B 13
      The Custodian.........................................  B 18
      Trustee Liability.....................................  B 18

 PORTFOLIO TRANSACTIONS.....................................  B 19

 UNIT OWNERSHIP.............................................  B 21

 INCOME TAX INFORMATION.....................................  B 21
      Tax Treatment of the Trust............................  B 21
      Tax Treatment of Participating Trusts.................  B 22
       IRAs.................................................  B 22
       SIMPLE Retirement Plan...............................  B 26
       Qualified Retirement Plans...........................  B 26

 COMPUTATION OF CURRENT YIELDS AND TOTAL RETURNS............  B 28

 GLASS-STEAGALL ACT CONSIDERATIONS..........................  B 32

 COUNSEL AND AUDITORS.......................................  B 34

 FINANCIAL STATEMENTS.......................................  B 35

                              GENERAL INFORMATION

The AVESTA Trust (the "Trust") is an open-end, management investment company that offers fifteen funds (the "Funds" and each a "Fund") for the collective investment of Eligible Retirement Accounts. Texas Commerce Bank National Association is the Trustee of the Trust ("TCB" or the "Trustee").

For more detailed information about investing in the Trust see the Prospectus of the Trust (HOW TO INVEST IN THE TRUST).

Capitalized terms used herein have the same meaning as in the Prospectus.

                            INVESTMENT RESTRICTIONS

The following restrictions and fundamental policies cannot be changed for any Fund without the approval of Participating Trusts holding a majority (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") of the outstanding Units of the affected Fund or Funds. Absent such approval the Trust may not:

  (a) Except for the International Bond Fund, invest more than 5% of its total assets in any one issuer (except securities issued or guaranteed as to principal or interest by the United States Government, its agencies and instrumentalities) with respect to 75% of the assets of the Trust or purchase more than 10% of the outstanding voting securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to paying dividends or meeting interest and principal payments on each security;

  (b) Invest in companies for the purpose of exercising control;

  (c) Borrow money for any Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund, with respect to the Money Market Fund, the Income Fund, the Equity Growth Fund, the Equity Income Fund and the Balanced Fund, and 33-1/3% of the value of the total assets of the Fund with respect to the Short-Intermediate Term U.S. Government Securities Fund, the Intermediate Term Bond Fund, the U.S. Government Securities Fund, the Small Capitalization Fund, the Core Equity Fund, the International Equity Fund, the International Bond Fund, the Risk Manager-Income Fund, the Risk Manager-Balanced Fund and the Risk Manager-Growth Fund. Each Fund will repay all borrowings before making additional investments and interest paid on such borrowings will reduce income;


                                      -B1-

INVESTMENT RESTRICTIONS
CONTINUED

  (d) Pledge, mortgage or hypothecate the assets of any Fund to any extent greater than 10% of the value of the total assets of the Fund, with respect to the Money Market Fund, the Income Fund, the Equity Growth Fund, the Equity Income Fund and the Balanced Fund, and 33-1/3% of the value of the total assets of the Fund with respect to the Short-Intermediate Term U.S. Government Securities Fund, the Intermediate Term Bond Fund, the U.S. Government Securities Fund, the Small Capitalization Fund, the Core Equity Fund, the International Equity Fund, the International Bond Fund, the Risk Manager-Income Fund, the Risk Manager-Balanced Fund and the Risk Manager-Growth Fund;

  (e) Issue senior securities;

  (f) Underwrite any issue of securities;

  (g) Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations;

  (h) Make loans to other persons, except the Trust may make time or demand deposits with banks, provided that time deposits that mature in more than seven days do not exceed 10% of the value of the net assets of the Fund for whose account the Trust has made the time deposits. The Trust also may purchase bonds, debentures or similar obligations that are publicly distributed. Further, the Trust may loan to a bank, broker-dealer or other recognized financial institution portfolio securities not in excess of 10% of the value of the net assets of any Fund if collateral values are continuously maintained at no less than 100% by marking to market daily. The Trust may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the net assets of the Fund. Any investment in illiquid assets made pursuant to this subparagraph (h) is subject to the restrictions of subparagraph (o);

  (i) Purchase securities on margin or sell short;

  (j) Purchase or retain securities of an issuer if those members of the Supervisory Committee, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;



                                      -B2-

INVESTMENT RESTRICTIONS
CONTINUED


  (k) Purchase or sell commodities or commodity contracts, except that any Fund may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and United States Treasury securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total assets of that Fund and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the total assets of that Fund; provided, however, that the Short-Intermediate Term U.S. Government Securities Fund, the Intermediate Term Bond Fund, the U.S. Government Securities Fund, the Small Capitalization Fund, the Core Equity Fund, the International Equity Fund, the International Bond Fund, the Risk Manager-Income Fund, the Risk Manager-Balanced Fund and the Risk Manager-Growth Fund are not subject to the limitations set forth in (i) and (iii);

  (l) Acquire securities of any other investment company unless (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such issuer is owned by the Trust and all affiliated persons of the Trust; and (ii) the Trust has not offered or sold and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%;

  (m) Invest in interests, or sell put, call, straddle or spread options or interests, in oil, gas or other mineral exploration or development programs;

  (n) Purchase any securities for any Fund that would cause more than 10% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one issuer, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities or obligations of domestic branches of United States banks;



                                      -B3-

INVESTMENT RESTRICTIONS
CONTINUED


  (o) Invest the assets of any Fund in securities that are not readily marketable (including repurchase agreements maturing in more than seven days), debt securities for which there is no established market (including variable rate master demand notes for which there is no established market), and except as described below, securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange, and any other assets for which a readily available market does not exist at the time of the purchase or subsequent valuation, to any extent greater than 10% (15% with respect to the Short-Intermediate Term U.S. Government Securities Fund, the U.S. Government Securities Fund, the Intermediate Term Bond Fund, the Small Capitalization Fund, the Core Equity Fund, the International Equity Fund, the International Bond Fund, the Risk Manager-Income Fund, the Risk Manager-Balanced Fund and the Risk Manager-Growth
      Fund) of the value of the net assets of the Fund. With respect to the U.S. Government Securities Fund, the Intermediate Term Bond Fund, the Small Capitalization Fund, the Core Equity Fund, the International Equity Fund, the International Bond Fund, the Risk Manager-Income Fund, the Risk Manager-Balanced Fund and the Risk Manager-Growth Fund, the Fund's determination of whether securities of foreign issuers are subject to the foregoing limitation shall be based on whether the securities are "liquid" irrespective of whether the issue is listed on a recognized domestic or foreign securities exchange. If through the appreciation of illiquid assets, or the depreciation of liquid assets, the Fund has more than 10% (or 15% as applicable) of its net assets invested in illiquid assets, the Fund will reduce its holdings of illiquid assets to 10% (or 15% as applicable) or less of its net assets;

  (p) The investment in warrants, valued at the lower of cost or market, may not exceed 5.0% of the value of any Fund's net assets. Included within that amount, but not to exceed 2.0% of the value of any Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by any Fund in units or attached to securities may be deemed to be without value; or

  (q) Purchase any securities for any Fund that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities or obligations of domestic branches of United States banks.



                                      -B4-

INVESTMENT RESTRICTIONS
CONTINUED


Except as provided in subparagraph (o) above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction. With respect to (a) above, the International Bond Fund is a "non-diversified" portfolio of the Trust within the meaning of the Investment Company Act, and thus is not subject to the limitations contained in (a). With respect to the investment restriction in subparagraph (h) above, the Trust does not have any present intent to make loans of portfolio securities to banks, broker-dealers or other recognized financial institutions. With respect to the investment restriction in subparagraph (q) above, only the Money Market Fund is at present permitted under the current position of the Staff of the Securities and Exchange Commission to invest more than 25% of the value of its total assets in obligations of domestic branches of United States banks. The Money Market Fund has no current intention to do so.

                           OTHER INVESTMENT POLICIES

The following restrictions are not fundamental and may be changed by the Supervisory Committee of the Trust without the approval of the Participating Trusts.

From time to time, the Income Fund and the Intermediate Term Bond Fund may purchase common or preferred stocks provided such stocks pay dividends. The current yields will be a prime consideration in selection with potential for price appreciation a secondary factor.

Under normal market conditions, common stocks will only be purchased if such investments are less than 25% of the value of the total assets of the Fund at the time of purchase. The turnover rate for a Fund will not be a factor preventing sale or purchase when the Trustee believes investment considerations warrant such sale or purchase.

                               VALUATION OF UNITS

Net asset value per Unit of each Fund is determined by dividing the total value of the Fund's assets less any liabilities by the number of outstanding Units. Each Fund shall be charged with the liabilities in respect to such Fund, and shall also be charged with a share of the general liabilities of the Trust proportionate to the net asset value of such Fund.



                                      -B5-

VALUATION OF UNITS
CONTINUED


The value of the assets held in each Fund is determined as of the close of trading on the New York Stock Exchange (presently 3:00 p.m. Houston time) on each Valuation Date. Except as noted below, in valuing the Trust's assets all domestic or foreign securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Supervisory Committee or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations and short-term money market instruments (such as certificates of deposit, bankers acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Supervisory Committee has determined that the values obtained using the procedures described above represent the fair values of the securities valued by such procedures. Except as otherwise described below, all of these prices are obtained from a service that collects and disseminates such market prices. Bid quotations for short-term money market instruments reported by such service are the bid quotations reported to it by major dealers in such instruments.

Debt securities held by the Money Market Fund and debt securities held by the other Funds with remaining maturities of 60 days or less are valued on the basis of amortized cost. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased by funds other than the Money Market Fund with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Supervisory Committee determines that amortized cost no longer represents fair value. The Trust will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.



                                      -B6-

VALUATION OF UNITS
CONTINUED


When approved by the Supervisory Committee, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. These securities will normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus might result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Trustee using methods and procedures reviewed and approved by the Supervisory Committee.

In the case of the Money Market Fund, a daily dividend of all of its net investment income is declared on each day the Fund is open for business to Unitholders of record as of the close of business the preceding day. Dividends are automatically reinvested monthly in additional Units of the Fund. In the case of the other Funds, the Trust does not declare or pay dividends. Income earned on assets in these Funds is included in the total value of the Funds' assets. Interest income on debt securities is accrued and added to asset value daily. Dividend income is recognized and added to asset value on the ex-dividend date. In addition, unrealized gains or losses will be added to or subtracted from, respectively, the asset value of the Funds.

Portfolio turnover of the following Funds for the years ended December 31, 1995 and December 31, 1996, respectively, is:

  99% and 62% for the Equity Growth Fund;
  11% and 24% for the Equity Income Fund;
  98% and 70% for the Balanced Fund;
  93% and 72% for the Income Fund;
  133% and 29% for the Core Equity Fund;
  89% and 68% for the Small Capitalization Fund;
  187% and 177% for the Short-Intermediate Term U.S. Government Securities Fund; 17% and 48% for the U.S. Government Securities Fund.
  198% and 134% for the Intermediate Term Bond Fund;
  278% and 66% for the Risk Manager-Income Fund;
  337% and 51% for the Risk Manager-Balanced Fund;
  191% and 42% for the Risk Manager-Growth Fund.



                                      -B7-

VALUATION OF UNITS
CONTINUED


The remaining Funds of the Trust had not commenced investment operations at December 31, 1996. With respect to these Funds, however, it is estimated that portfolio turnover will not exceed 275% for the International Equity Fund, and 275% for the International Bond Fund.

Portfolio turnover ratios are calculated excluding short-term investments. Therefore, Money Market Fund does not calculate portfolio turnover.

                          ADMINISTRATION OF THE TRUST

Supervisory Committee and Officers

The business and affairs of the Trust are managed under the direction of the Supervisory Committee. The Supervisory Committee will perform duties and undertake responsibilities similar to those of a board of directors of an investment company. The members of the Supervisory Committee and the officers of the Trust, their principal occupations for the last five years and their affiliations, if any, with the Trustee, are as follows:

                              Position Held             Principal Occupation
Name, Age and Address         With the Trust            For the Past 5 Years
---------------------         --------------  ----------------------------------------

Frank A. Liddell, Jr., 68,    Member,         Private Investor from before 1989.  Of
P. O. Box 2558                Supervisory     Counsel, Liddell, Sapp, Zivley, Hill &
Houston, Texas 77252          Committee       LaBoon.**

George E. McDavid, 66,        Member,         President, Houston Chronicle Publishing
P. O. Box 2558                Supervisory     Company since 1990.  Vice President
Houston, Texas 77252          Committee       and General Manager prior to and until
                                              1990.

Kenneth L. Otto, 66,          Member,         Senior Vice President, Tenneco Inc. from
P. O. Box 2558                Supervisory     before 1990.
Houston, Texas 77252          Committee

H. Michael Tyson*, 58,        Member,         Retired.  Executive Vice President,
P. O. Box 2558                Supervisory     Texas Commerce Bank National
Houston, Texas 77252          Committee       Association from before 1990 to 1995.




                                      -B8-

ADMINISTRATION OF THE TRUST
CONTINUED


                           Position Held             Principal Occupation
Name, Age and Address      With the Trust            For the Past 5 Years
---------------------      --------------  ----------------------------------------

Henry J. Lartigue*, 39,    Chairman,       Chief Investment Officer, Texas
P. O. Box 2558             Supervisory     Commerce Bank National Association
Houston, Texas 77252       Committee       since 1995.  Institutional and Equity
                                           Investment Officer from before 1990
                                           until 1992.  Between July of 1992 and
                                           July of 1994, Mr. Lartigue was self-
                                           employed as an Investment Adviser.
                                           Effective July 1994, Mr. Lartigue served
                                           as a Senior Investment Officer.


Nancy Burge, 36,           Controller and  Assistant Vice President, Texas
P.O. Box 2558              Chief           Commerce Bank National Association
Houston, TX  77252         Accounting      since 1997.  Senior Accountant from
                           Officer         prior to 1991 until 1997, American
                                           National Insurance Company.

Thomas J. Press, 52,       Compliance      Senior Vice President, Chief Compliance
P. O. Box 2558             Officer and     Officer and Chief Fiduciary Officer,
Houston, TX  77252         Secretary       Texas Commerce Bank National
                                           Association since 1995.  Senior Vice
                                           President and General Counsel,
                                           Transamerica Fund Management
                                           Company from 1984 until 1995.

Sylvia Cruz, 40,           Assistant       Vice President since 1997, Investment
P. O. Box 2558             Compliance      Officer from 1991 through 1996, Texas
Houston, Texas  77252      Officer         Commerce Bank National Association.

Joy H. Rose, 34,           Assistant       Vice President since 1997, Assistant
P. O. Box 2558             Compliance      Vice President 1994 through 1997,
Houston, Texas  77252      Officer         Investment Officer from 1993 through
                                           1994, Trust Officer in 1993, Bond
                                           Accountant from prior to 1990 until
                                           1993, Texas Commerce Bank National
                                           Association.

Guy Barba, 45,             Portfolio       Vice President and Senior Investment
P. O. Box 2558             Officer         Officer, Texas Commerce Bank National
Houston, Texas  77252                      Association since before 1990.


                                      -B9-

ADMINISTRATION OF THE TRUST
CONTINUED


                             Position Held                   Principal Occupation
Name, Age and Address        With the Trust                  For the Past 5 Years
---------------------        --------------            ---------------------------------

Denise Byington, 32,         Portfolio                 Assistant Vice President and Investment
P. O. Box 2558               Officer                   Officer, Texas Commerce Bank National
Houston, Texas  77252                                  Association since 1992.  Equity/
                                                       Convertible Trader, AIM Capital
                                                       Management from prior to 1990 until
                                                       1992.

H. Mitchell Harper, 52,      Portfolio                 Senior Vice President and Senior
P. O. Box 2558               Officer                   Investment Officer, Texas Commerce
Houston, Texas  77252                                  Bank National Association since
                                                       before 1990.

Deborah Williams-            Portfolio                 Vice President and Senior Investment
McGehee, 45,                 Officer                   Officer, Texas Commerce Bank National
P. O. Box 2558                                         Association since 1994.  Senior
Houston, Texas  77252                                  Investment Trader from prior to 1990 until
                                                       1993, First City Bancorp.

* Denotes an "interested person" of the Trust within the meaning of the Investment Company Act.

** Mr. Liddell's position with Liddell, Sapp, Zivley, Hill & LaBoon is an honorary position. Mr. Liddell is primarily engaged in the investment business and no longer has an interest in Liddell, Sapp, Zivley, Hill & LaBoon.

As of April 21, 1997, H. Michael Tyson and Frank A. Liddell, Jr. were the only members of the Supervisory Committee or the officers of the Trust who owned any outstanding units of the Trust.

Mr. Tyson owned 9,622.500 units (0.46% of outstanding units) of the Equity Income Fund, 3,055.025 units (0.21% of outstanding units) of the Small Capitalization Fund and 6,973.310 units (0.0057% of outstanding units) of the Money Market Fund. Mr. Liddell owned 4,669.040 units (0.22% of outstanding units) of the Equity Income Fund, 23,091.697 units (1.15% of outstanding units) of the Short-Intermediate Term U.S. Government Securities Fund and 7,695.000 units (0.0063% of outstanding units) of the Money Market Fund.



                                     -B10-

COMPENSATION OF THE SUPERVISORY COMMITTEE


Compensation of the Supervisory Committee

The Trust pays members of the Supervisory Committee who are not affiliated with TCB a fee of $5,000 per year and $500 for each Supervisory Committee meeting attended, together with reimbursement for reasonable expenses incurred in attending such meetings. The Trust does not pay or otherwise provide any pension or retirement benefits to any Supervisory Committee member or any of the Trust's officers. Members of the Supervisory Committee who are officers of TCB or an affiliate of TCB receive no compensation from the Trust. The officers of the Trust receive no compensation for acting as such from the Trust.

The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1996 to each Supervisory Committee member who is not affiliated with TCB. The Trust does not provide any pension or retirement benefits to Supervisory Committee members.


                           Aggregate     Total Compensation
                          Compensation  from Other Funds with
Name, Position Held         from the    an Investment Advisor     Total
   with the Trust          Registrant    Affiliated with TCB   Compensation
-------------------       ------------  ---------------------  ------------

Frank A. Liddell, Jr.,          $7,000                    ---        $7,000
Supervisory
Committee Member

George E. McDavid,              $7,000                    ---        $7,000
Supervisory
Committee Member

Kenneth L. Otto,                $6,500                    ---        $6,500
Supervisory
Committee Member

H. Michael Tyson                $7,000                    ---        $7,000
Supervisory
Committee Member


                                     -B11-

                                     -B11-

COMPENSATION OF THE SUPERVISORY COMMITTEE
CONTINUED


Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Trust's Supervisory Committee has adopted a code of ethics (the "Trust Code") that incorporates personal trading policies and procedures applicable to access persons of the Trust, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Trust. In addition, the Trust Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Trustee (the "Trustee Code"). The Trust and Trustee Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Trust and Trustee Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Trust. In addition, the Trustee Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on purchasing securities during an initial public offering. The Trustee Code also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Trust and Trustee Codes require access persons to report periodically all personal securities transactions.



                                     -B12-

THE MANAGEMENT AGREEMENTS


The Management Agreements

Services Performed. The Trust has entered into four separate, but substantially similar, Management Agreements with the Trustee with respect to the portfolios of the Trust. The continuance of the Management Agreement, dated as of March 29, 1988, between TCB and the Trust was approved by the Participating Trusts of each Fund in operation on April 25, 1991. The Management Agreement with respect to the Short-Intermediate Term U.S. Government Securities Fund, the U.S. Government Securities Fund, the Small Capitalization Fund and the Core Equity Fund was approved by the Supervisory Committee on February 17, 1993. The Management Agreements with respect to the Intermediate Term Bond Fund, the International Bond Fund, the International Equity Fund, the Risk Manager-Income Fund, the Risk Manager-Balanced Fund and the Risk Manager-Growth Fund were approved by the Supervisory Committee on April 22, 1994. Under the Management Agreements, the Trustee as investment adviser manages the investment of the assets of the Trust in conformity with the stated objectives and policies of the Trust. The Trustee is obligated to supervise the Trust's investments and maintain a continuous investment program, place purchase and sale orders and pay costs of certain clerical and administrative services involved in managing and servicing the Trust's investments and complying with regulatory reporting requirements. The Trustee also is obligated to perform certain administrative and account servicing functions under the Agreements, including preparation and distribution of communications to the Participating Trusts, accounting and recordkeeping. The Trustee may arrange for the performance of certain of its obligations by third parties, including investment advisers who are affiliated or unaffiliated. In order to provide fund accounting services to the Trust (other than the International Equity Fund and the International Bond Fund), the Trustee has contracted for the use by its personnel of certain computer facilities (mainly consisting of the use of a software program and use of the hardware on which it is programmed on a time-sharing basis) of a third party. The expense of the use of these facilities will be paid by the Trust. The Trustee will pay for its employees and facilities used in connection with the computer facilities.

The investment management services of the Trustee to the Trust are not exclusive under the terms of the Agreements. The Trustee is free to, and does, render investment advisory services to others. Included among the Trustee's Trust Department accounts are personal advisory accounts, trusts and estates, pension and profit-sharing funds for major corporations, commingled trust funds and a broad spectrum of institutional accounts.

The Trustee is investment adviser for The Vista Cash Management Fund (formerly the Vista Global Money Market Fund) and the Tax Free Money Market Fund portfolios of the Mutual Fund Trust.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy now generally available to customers of the Trustee's Trust Department.



                                     -B13-

THE MANAGEMENT AGREEMENTS
CONTINUED


The Trustee is obligated to manage the Trust in accordance with applicable laws and regulations in effect from time to time, including the regulations and rulings of the United States Comptroller of the Currency relating to fiduciary powers of national banks. In accordance with these regulations, the Trustee may be prohibited from or limited in engaging in transactions involving the Trustee, its affiliates or directors, officers or employees or other persons with substantial connections with the Trustee.

Expenses of the Trust. The Trustee will pay: (i) all costs and expenses arising in connection with the organization of the Trust, including the initial registration and qualification of the Trust and the Units under federal and state law; (ii) all marketing and advertising expenses of the Trust; (iii) expenses of all employees, office space and facilities necessary to carry out its duties under the Agreements; and (iv) all expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions) of securities purchased for the Trust and the expenses of the use of the computer facilities of third parties in connection with fund accounting. Expenses incurred by the Trustee in connection with acting as investment adviser include the costs of statistical and research data; other accounting, data processing, bookkeeping and internal auditing services; rendering periodic and special reports to the Supervisory Committee; and other costs associated with providing investment research and portfolio management.

Except for the expenses described above that have been assumed by the Trustee, all expenses incurred in the administration of the Trust are charged to the Trust, including: (i) the Trustee's management fee (discussed below); (ii) fees and expenses of members of the Supervisory Committee who are not affiliated with the Trustee; (iii) interest charges; (iv) taxes; (v) facilities of third parties in connection with fund accounting; (x) fees and disbursements of independent accountants and legal counsel; (xi) expenses of preparing, printing and mailing
prospectuses (except the cost of printing   and mailing of prospectuses to
potential IRA and pension trust customers of TCB, which is paid by TCB), reports, proxies, notices and statements sent to Participating Trusts; (xii) expenses of meetings of Participating Trusts; (xiii) association membership dues; (xiv) insurance premiums; and (xv) nonrecurring expenses, including any expenses relating to litigation to which the Trust or the Trustee as trustee of the Trust is a party.



                                     -B14-

THE MANAGEMENT AGREEMENTS
CONTINUED


Trustee's Management Fee. For its services under the Management Agreements, the Trustee is compensated as follows:


                                                 Average Net Assets
                                -----------------------------------------------
                                               In Excess of $250
                                Up To          Million but Less    In Excess of
            Fund                $250 Million   Than $500 Million   $500 Million
------------------------------  ------------   -----------------   ------------
Money Market                         0.65%               0.65%          0.65%
Income                               1.00%               0.90%          0.80%
Equity Growth                        1.00%               0.90%          0.80%
Equity Income                        1.00%               0.90%          0.80%
Balanced                             1.00%               0.90%          0.80%
Short-Intermediate Term U.S.
  Government Securities              0.75%               0.65%          0.55%
U.S. Government Securities           0.85%               0.75%          0.65%
Small Capitalization                 1.15%               1.05%          0.95%
Core Equity                          1.00%               0.90%          0.80%
Intermediate Term Bond               0.75%               0.65%          0.55%
Risk Manager-Income                  1.10%               1.00%          0.90%
Risk Manager-Balanced                1.10%               1.00%          0.90%
Risk Manager-Growth                  1.10%               1.00%          0.90%
International Equity                 2.00%               1.90%          1.80%
International Bond                   1.50%               1.40%          1.30%




                                     -B15-

THE MANAGEMENT AGREEMENTS
CONTINUED


The Funds in operation paid management fees to the Trustee, net of voluntary waivers1, for the years ended, respectively, as follows:

                                      Years ended December 31,
                                   -----------------------------
Fund                                 1994       1995      1996
----                               ---------  --------  --------

Money Market Fund                  $177,507   $435,936  $449,833
Income Fund                         538,547    546,375   405,352
Intermediate Term Bond Fund           9,332*    44,818    47,537
Balanced Fund                       278,203    218,177   219,535
Risk Manager-Income Fund             25,746*   116,580    53,775
Risk Manager-Balanced Fund           13,699*    92,979    65,896
Risk Manager-Growth Fund             13,424*    60,623    34,824
Equity Growth Fund                  308,089    407,599   509,223
Equity Income Fund                  418,900    446,506   594,351
Short-Intermediate Term U.S.
  Government Securities Fund        161,289    182,714   212,672
U.S. Government Securities Fund      22,444     21,549    20,595
Small Capitalization Fund           102,189    119,346   164,194
Core Equity Fund                    169,483    223,368   265,417

* Reflects fees for the period of October 4, 1994 (commencement of operations) through December 31, 1994.


1 For the year ended December 31, 1996, the Trustee waived management fees for the Money Market, Income, U.S. Government Securities and Small Capitalization Funds of $134,952, $135,137, $2,757, and $24,219, respectively. For the year ended December 31, 1995, the Trustee waived management fees for the Money Market, Income, U.S. Government Securities and Small Capitalization Funds of $100,525, $136,617, $2,527 and $15,584, respectively. For the year ended
   December 31, 1994, the Trustee waived management fees for the Money Market, Income, U.S. Government Securities and Small Capitalization Funds of $27,802, $99,627, $1,886 and $9,153, respectively.



                                     -B16-

THE MANAGEMENT AGREEMENTS
CONTINUED


There is currently no separate fee for establishing a Texas Commerce Retirement Account and no fees or expenses are charged directly to the Participating Trusts for participation in the Trust. The management fee is higher than fees charged by the managers of most other investment companies for giving investment advice, but other investment companies often pay separate fees for investment advisory, custodial and shareholder accounting services while the Trustee's management fee covers these services (except the use of certain computer facilities discussed above). Accordingly, the management fee paid to the Trustee may be higher or lower than the fees that would be charged an IRA account or pension trust account invested in another investment company. The fee charged to the Trust by the Trustee is comparable to that charged by other banks that maintain similar collective investment programs for IRA trust assets.

The Trustee has agreed to reimburse each Fund for the amount by which the expenses of that Fund (including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses) during any year exceed the management fee payable by the Fund, provided that the average daily value of the Fund's net assets during such year provided that the assets of the Fund do not exceed $250 million. As such, the total reimbursements paid to the Funds below by the Trustee for the years ended December 31, 1994, December 31, 1995, and December 31, 1996, respectively, were:

     $51,822, $40,517 and $41,514 for the Equity Growth Fund;
     $49,282, $41,135 and $38,806 for the Equity Income Fund;
     $47,431, $37,986 and $37,603 for the Balanced Fund;
     $42,217, $42,439 and $38,446 for the Income Fund;
     $55,847, $45,354 and $67,069 for the Money Market Fund.
     $46,037, $37,619 and $36,085 for the Core Equity Fund;
     $43,310, $35,928 and $36,160 for the Small Capitalization Fund; $44,620, $38,430 and $37,184 for the Short-Intermediate Term U.S. Government Securities Fund;
     $43,058, $34,649 and $34,175 for the U.S. Government Securities Fund.

The total reimbursements paid to the Funds below by the Trustee for the period of October 4, 1994 (commencement of operations) through December 31, 1994, and for the years ended December 31, 1995 and December 31, 1996, respectively, were:

     $31,738, $40,849 and $42,442 for the Intermediate Term Bond Fund; $31,692, $41,161 and $40,749 for the Risk Manager-Income Fund; $31,755, $40,900 and $41,283 for the Risk Manager-Balanced Fund; $33,295, $40,945 and $41,128 for the Risk Manager-Growth Fund.



                                     -B17-

THE MANAGEMENT AGREEMENTS
CONTINUED


Term of the Agreements. Each Management Agreement shall remain in effect from year to year if its continuance is approved annually either by the vote of a majority of the outstanding Units of the Trust or by the Supervisory Committee, including by the vote of a majority of the members of the Supervisory Committee who are not parties to the Agreement or "interested persons" of the Trust or TCB within the meaning of the Investment Company Act. The Management Agreements were most recently approved by the Supervisory Committee at a meeting held on February 11, 1997. Each of the Agreements can be terminated on 60 days' notice given at any time and will terminate automatically if it is assigned.

The Custodian

The Trustee acts as custodian of each of the Fund's assets other than the International Equity Fund and the International Bond Fund. State Street Bank and Trust Company ("State Street") acts as custodian and provides accounting services for the International Equity Fund and the International Bond Fund. State Street may employ subcustodians for each such Fund's assets maintained outside the U.S. in accordance with the Investment Company Act of 1940.

Trustee Liability

The Trustee must discharge its duties with the judgment and care under the current circumstances that persons of ordinary prudence, discretion and intelligence exercise in the management of their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering probable income from, as well as the probable increase in value and the safety of, their capital. The Declaration of Trust provides that the Trustee shall not be liable for any loss sustained by the Trust by reason of the purchase, retention, sale or exchange of any investment in good faith and in accordance with the provisions of the Declaration of Trust and of any applicable law.



                                     -B18-

PORTFOLIO TRANSACTIONS


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Supervisory Committee, the Trustee is responsible for the investment decisions and the placing of orders for portfolio transactions for the Trust. The aggregate amount of brokerage commissions paid by the Funds below for the years ended December 31, 1994, December 31, 1995, and December 31, 1996, respectively, were:

     $105,860, $94,430 and $60,946 for the Equity Growth Fund;
     $64,821, $17,134 and $43,787 for the Equity Income Fund;
     $58,564, $31,889 and $17,647 for the Balanced Fund;
     $0, $45 and $0 for the Income Fund.
     $74,725, $78,529 and $19,201 for the Core Equity Fund;
     $29,834, $21,765 and $34,255 for the Small Capitalization Fund.

The aggregate amount of brokerage commissions paid for the period October 4, 1994 (commencement of operations) through December 31, 1994 and for the years ended December 31, 1995 and December 31, 1996, respectively, were:

     $4,858, $15,477 and $1,217 for the Risk Manager-Income Fund;
     $4,974, $25,765 and $2,163 for the Risk Manager-Balanced Fund; $8,124, $19,061 and $1,061 for the Risk Manager-Growth Fund.

There were no brokerage commissions paid by the Intermediate Term Bond, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities or Money Market Funds for the three years ended December 31, 1996 (to the extent each such Fund had commenced investment operations). The remaining Funds of the Trust had not commenced investment operations at December 31, 1996.

Most of the purchases and sales of securities for the Funds, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Transactions on domestic stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession.



                                    -B19-

PORTFOLIO TRANSACTIONS
CONTINUED


The general policy of each Fund in selecting brokers and dealers is to obtain the best result taking into account factors such as the general execution and operational facilities involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Trustee's arrangements related thereto (as described below), overall performance, and the broker's commissions and dealer's spread or mark-up. While the Trustee generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Trustee may select brokers or dealers who charge a commission in excess of that charged by other brokers or dealers, if the Trustee determines in good faith that the commission in excess of that charged is reasonable in relation to the brokerage and research services provided to the Trustee by such brokers or dealers. Research services generally consist of published materials, newsletters and research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Trustee may also have arrangements with brokers or dealers pursuant to which such brokers or dealers provide research services to the Trustee in exchange for a certain volume of brokerage transactions to be executed by such broker or dealer. While the payment of higher commissions increases a Fund's costs, the Trustee does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Furthermore, research services furnished by brokers or dealers through whom the Trustee effects securities transactions for the Funds may be used by them in servicing other accounts, and not all of these services may be used by the Trustee in connection with advising the Funds. During the fiscal year ended December 31, 1996, the Trustee, with respect to the Trust, directed brokerage transactions in an amount of approximately $161,480,902 to certain brokers and dealers that furnished research services to the Trustee. Commissions on these transactions totaled approximately $188,439. The research services may not directly benefit or relate to the Trust but may directly or indirectly benefit or relate to other accounts to which the Trustee provides investment advice.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the Commission, and subject to the rules and regulations of the Comptroller of the Currency. Affiliated persons of the Trustee include The Chase Manhattan Corporation and their subsidiaries, officers and directors. In addition, the Trust will not purchase securities of federal agencies during the existence of any underwriting or selling group of which TCB or any affiliate of TCB is a member. As a result, it is anticipated that substantially all of the Trust's purchases of federal agency securities will be made in the secondary market. These limitations, in the opinion of the Supervisory Committee, will not significantly affect the Trust's ability to pursue its present objectives. However, in the future and under other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar investment objectives but not subject to such limitations.



                                     -B20-

PORTFOLIO TRANSACTIONS
CONTINUED


Certain investments may be appropriate for the Trust and also for other clients advised by the Trustee. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally.

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by the Trustee. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

                                 UNIT OWNERSHIP

As of December 31, 1996 no persons were known to the Trust to own more than 5% of the outstanding Units of any one of the Funds in operation at that date.

                             INCOME TAX INFORMATION

The following discussion describes in general terms the federal income tax consequences of investments by individual retirement accounts ("IRAs") and certain employer-sponsored qualified retirement plans ("qualified plans") in group trusts such as the Trust and of investments by individuals in IRAs or qualified plans. It does not describe other tax laws, such as state or local taxes.

Individuals considering investments in the Trust or in IRAs or qualified plans should consult their own tax advisers with respect to their personal situations.

Tax Treatment of the Trust

The Trust received a ruling from the Internal Revenue Service that stated (1) the Trust is a pooled fund arrangement exempt from federal income taxation under
Section 408(e) of the Internal Revenue Code of 1986 (the "Code") with respect to the IRAs participating in the Trust and under Section 501(a) of the Code with respect to the qualified plans participating in the Trust and (2) the participating IRAs or qualified plans in the Trust do not lose their tax-exempt status because they participate in the Trust.



                                     -B21-

IRAS-CONTRIBUTIONS


Tax Treatment of Participating Trusts

IRAs

Contributions. Subject to certain limitations (described below), an individual may deduct from his or her gross income, without regard to whether the individual itemizes deductions, his or her contributions to an IRA maintained in conformity with Section 408(a) of the Code. Contributions can be made and deductions taken with respect to a taxable year up to the deadline for filing a federal income tax return for that year (excluding extensions). For most taxpayers, this date is April 15.


Except as limited below, the following are the maximum amounts that may be contributed to an IRA in any taxable year and for which a deduction is allowed. For an individual under age 70 1/2 at the end of the individual's taxable year, whether or not married, the maximum deductible contribution allowed in any taxable year is the lower of $2,000 or 100% of the amount of the individual's compensation that is includible in gross income for such taxable year (including earned income if the individual is self-employed) ("compensation"). For a married couple filing jointly the maximum deductible contribution per spouse allowed is the lower of $2,000 or 100% of such spouse's compensation. For tax years prior to January 1997, a married individual is allowed an additional $250 maximum deduction on behalf of a spouse who has no compensation or elects to be treated as having no compensation for the year, has not attained age 70 1/2 and is filing jointly with the individual. For tax years beginning after 1996, each spouse of a married couple filing a joint return generally may make deductible contributions to his or her IRA up to the $2,000 limitation, reduced as follows:
(1) the spouse with the greater amount of compensation may make deductible contributions of up to the lesser of (a) $2,000, as reduced for active participation in another plan ("active participation"), as described more fully below or (b) his or her includible compensation. The IRA of the spouse with the lower amount of compensation may make deductible contributions of up to the lesser of (1) $2,000 (as reduced for active participation) or (2) the sum of (a) the compensation of the spouse and (b) the compensation of the higher paid spouse reduced by the deduction allowed to the higher paid spouse for IRA contributions. However, the corresponding maximum deduction for contributions to an IRA will be phased out if an individual is considered to be an active participant for any part of a plan year ending with or within the individual's tax year in certain employer sponsored retirement plans.


An individual who is, or whose spouse is, during any part of any plan year ending with or within a taxable year, an active participant in an employer-maintained qualified retirement plan, a qualified annuity plan, an annuity contract described in Section 403(b) of the Code, a plan established for its employees by the United States, a State or political subdivision thereof, or an agency or instrumentality of any of the foregoing, or a simplified employee pension plan, or, for tax years beginning after 1996, a SIMPLE retirement account, or makes deductible contributions to a trust described in Section 501(c)(18) of the Code (an "active participant"), may be unable to deduct all or a portion of his or her IRA contributions during such taxable year. An individual is considered an active participant in a defined benefit qualified plan if the individual is eligible to participate in the plan, even if the individual elects not to do so.



                                    -B22-

IRAS - CONTRIBUTIONS
CONTINUED


If an individual who is an active participant, or a married couple filing a joint return either of whom is an active participant, has adjusted gross income ("AGI") above a certain maximum amount in a taxable year, the maximum deductible IRA contribution which the individual or couple is allowed for that year is reduced from the amounts specified above. The amount of AGI above which there is a reduction is $25,000 for an unmarried individual, $40,000 for a married couple filing jointly and $0 for a married individual filing separately.

If an individual's or married couple's AGI exceeds the maximum amounts specified above by $10,000 or more, they may not deduct any portion of their IRA contributions. If an individual's or married couple's AGI exceeds such amounts by less than $10,000, the maximum deductible IRA contribution which can be made is proportionately reduced, generally, by 10% for each $1,000 AGI in excess of applicable reduction amount. For example, an unmarried individual with AGI of $31,000 may make a maximum deductible IRA contribution of $800 ($2,000 - (6 x 10% x $2,000)). A married couple filing jointly with AGI of $20,500 each, may make a maximum deductible IRA contribution of $3,600 ($4,000 - (1 x 10% x $4,000).

Taxpayers whose maximum deductible IRA contributions are reduced or eliminated pursuant to the rules described in the preceding paragraph may make nondeductible IRA contributions in the amount of the reduction. In other words, if an individual's maximum deductible IRA contribution were reduced, for example, from $2,000 to $1,000, he or she could still make an IRA contribution of $2,000, with $1,000 being deductible and the other $1,000 being nondeductible. In addition, taxpayers may elect to treat allowed deductible contributions as nondeductible contributions. See discussion under Distributions below as to treatment of nondeductible contributions upon distribution.

Contributions to an IRA in excess of the applicable maximum deductible IRA contribution plus allowed nondeductible contributions are subject to an annual excise tax of 6% of the excess amount. The tax will not be imposed if such excess, along with any earnings there on, are withdrawn before the deadline for filing federal income tax returns for the taxable year in which the excess contributions were made. Otherwise, this excise tax is imposed annually until corrected.



                                    -B23-

IRAS - CONTRIBUTIONS
CONTINUED


Rollover Contributions. Effective for distributions made after December 31, 1992, a taxpayer may rollover (i.e., transfer tax free) to an IRA any taxable portion of an "eligible rollover distribution" from a qualified plan. In general, an "eligible rollover distribution" is any taxable distribution (other than a minimum required distribution) from an IRA or qualified plan, unless the distribution is to be made in substantially equal periodic payments (made no less frequently than annually) (1) over the life (or life expectancy) of the participant or joint lives (or joint life expectancies) of the participant and beneficiary; or (2) for a specified period of at least 10 years. The amount of a rollover contribution to an IRA is not deductible to the taxpayer and is not included in determining the maximum amount which the taxpayer may contribute to the IRA with respect to the taxable year in which the rollover is made. No tax will be imposed on an eligible rollover distribution from another tax qualified plan or IRA which is directly transferred to an eligible transferee plan, which includes an IRA. Qualified plans must provide for, and notify distributees of, the availability of such tax-free direct rollover contributions. If the eligible rollover distribution is not contributed directly to the IRA as discussed above, a mandatory withholding tax is imposed at a rate of 20 percent on any part of the taxable portion of an eligible rollover distribution that is distributed to an individual and then rolled over to an IRA. In general, this withholding tax is refundable if the taxpayer contributes an amount equal to the entire distribution into an IRA within 60 days after the receipt of the distribution. The rules relating to rollover contributions are complicated, and individuals should consult with their own tax adviser to determine the effect of, and any alternatives to, making a rollover contribution.

Income Accumulation. In general, an IRA is exempt from taxation on income earned by the IRA. This includes income earned on nondeductible contributions to the IRA.

Distributions. In general, distributions from an IRA of deductible contributions and of earnings of the IRA are taxed as ordinary income in the year in which they are received.


Distributions from an IRA which are not considered to be annuity payments and to which both deductible and nondeductible contributions have been made are deemed to contain an amount of nondeductible contributions (treated to such extent as a return of capital, and therefore as nontaxable) and taxable contributions, as determined pursuant to a formula. For this purpose, all distributions from a taxpayer's IRAs during the taxable year are treated as a single distribution. The same general principle applies to distributions from an IRA which are considered to be annuity payments, although the calculation is somewhat different.


Distributions from an IRA are subject to an additional 10% penalty tax on the amount of the distribution included in income if made before the individual for whose benefit such IRA was established reaches the age of 59 1/2, unless certain exceptions apply.

Distributions from an IRA must begin not later than April 1 of the calendar year following the calendar year in which the individual for whose benefit the IRA was established reaches the age of 70 1/2. The failure to make such distributions subjects the individual to a 50% penalty tax on the difference between the minimum required distribution and the amount distributed from the IRA.


                                    -B24-

IRAS - DISTRIBUTIONS
CONTINUED


There is a 15% penalty tax on "excess distributions" from tax favored retirement savings arrangements including IRAs. Subject to a number of special exceptions and transition rules, a distribution would be an "excess distribution" for this purpose to the extent the aggregate distributions received in a taxable year from all such plans exceeds (in 1997) $160,000. This tax is reduced by any payment of the 10% penalty tax on premature distributions, as discussed above. The exceptions and transition rules pertaining to the determination of such "excess distributions" are complicated, and individuals should consult their own tax advisers.

If the individual for whose benefit an IRA is established engages in certain "prohibited transactions" with the IRA, all of the assets of the IRA will be deemed to have been distributed to the individual on the first day of the tax year in which such a transaction occurs and if this individual has not yet reached the age of 59 1/2 he or she is also subject to the 10% penalty tax discussed above. The 15% penalty tax on excess distributions may also apply. Prohibited transactions include, but are not limited to, the sale, exchange or leasing of any property between the IRA and the individual, lending of money or other extension of credit between the IRA and the individual or furnishing of goods, services or facilities between the IRA and the individual. If the individual uses the IRA or any portion thereof as security for a loan, the portion so used will be deemed to have been distributed to the individual.

Additional information regarding the establishment and maintenance of, and distributions from, an IRA can be found in IRS Publication 590, which is available from your local IRS District Office by calling 1-800-TAX-FORM.

Simplified Employee Pension Programs. Under a simplified employee pension program ("SEP") an employer may contribute amounts on behalf of an employee to an IRA which amounts are excludable by the employee from gross income. The amounts allowed are in addition to those that an employee can contribute to an individual IRA. The employee is treated as an "active participant" to the extent SEP contributions are made on his or her behalf by the employer, which may affect the deductibility of the person's own IRA contributions.


Employer contributions to an SEP must bear a uniform relationship to the total compensation of each employee participating in the SEP program. For this purpose, a maximum of $150,000 of compensation (subject to a cost of living adjustment in subsequent years) may be considered as compensation in determining the amount of a contribution on behalf of any single employee. If you are self-employed and contribute to your own SEP, special rules may apply when determining your maximum deductions for these contributions.


In each year in which an employer makes a contribution to a SEP the employer must make a contribution on behalf of each employee who (1) has attained age 21,
(2) has performed services for the employer during at least three of the immediately preceding five calendar years and (3) has received at least $300 (subject to a cost of living adjustment in subsequent years: $400 in 1997) in compensation from the employer in the year of the contribution.



                                    -B25-

SIMPLIFIED EMPLOYEE PENSION PROGRAMS
CONTINUED


In connection with the ability of employers to establish SIMPLE Retirement Plans (discussed more fully below), employers may no longer establish new salary reduction SEPs ("SARSEPs") for tax years beginning after 1996. However, employers may continue to make contributions to SARSEPs which were established before 1997. In addition, employees hired after 1996 may participate in existing SARSEPs.

Additional information regarding SEPs can be found in IRS Publication 590, which is available at your local IRS district office or by calling 1-800-TAX-FORM.


SIMPLE Retirement Plans

For tax years beginning after 1996, Congress has authorized the establishment of "savings incentive match plans for employees" ("SIMPLE"). In general, a SIMPLE retirement plan, which may take the form of an IRA (a "SIMPLE IRA"), allows employees to make elective contributions which cannot exceed $6,000 per year (indexed for inflation in $500 increments). The employer is required to satisfy one of two contribution formulas. No contributions other than employee elective contributions and the required employer contributions can be made to a SIMPLE Plan. All contributions to such a plan must be fully vested.

Contributions to a SIMPLE plan generally are deductible by the employer and excludible from the employee's income. Early withdrawals from a SIMPLE plan generally are subject to the 10-percent early withdrawal tax discussed above. However, in the case of a SIMPLE IRA, withdrawals of contributions during the 2-year period beginning on the date the employee first participated in the SIMPLE IRA are subject to a 25-percent early withdrawal tax. Individuals should consult with their own tax advisor concerning the rules pertaining to SIMPLE Retirement Plans.

Qualified Retirement Plans

A qualified retirement plan may be adopted by an employer for its employees or may benefit one or more self-employed individuals or partners in a partnership, alone or together with one or more employees. Qualified retirement plans are either defined benefit plans (e.g., pension plans) or defined contribution plans (e.g., profit-sharing plans, money purchase pension plans, 401(k) plans, etc.). The discussion below describes only the general federal income tax consequences of defined contribution qualified retirement plans. Individuals should consult their own tax advisers with respect to the federal income tax consequences of establishing and maintaining defined benefit qualified retirement plans.


Contributions. An individual may exclude from gross income, contributions to a qualified retirement plan. Generally, the maximum allowable contribution for a taxable year ("annual addition") is the lesser of (1) 25% of the employee's compensation and (2) For 1997, $30,000 (potentially subject to cost of living adjustments in future years). In calculating the amount of annual additions under the preceding sentence, the total amount of nondeductible (after tax) employee contributions to the qualified plan, if any, are taken into account. Additional limitations apply in the case of participants who are also participants in one or more other qualified retirement plans.

                                    -B26-

QUALIFIED RETIREMENT PLAN
CONTINUED


If a profit sharing plan maintains a cash or deferred arrangement under section 401(k) of the Code, employees may elect to contribute elective deferrals up to a maximum of $7,000 (subject to a cost of living adjustment in subsequent years) out of the compensation. For 1997, this adjusted dollar limitation was $9,500. Amounts contributed under a qualified cash or deferred arrangement are not included in the gross income tax purposes in the year contributed if various nondiscrimination requirements established by the Code are met.

Coverage Requirements. A qualified retirement plan may not require as a condition of participation that an otherwise eligible employee complete a period of service extending beyond the later of the date on which the employee attains the age of 21 and completes one year of service, unless the plan provides for full and immediate vesting, in which case two years of service may be required in plans other than cash or deferred arrangements qualified pursuant to section 401(k) of the Code.

A qualified retirement plan must (1) benefit at least 70% of all nonhighly compensated employees, (2) benefit a percentage of nonhighly compensated employees that is at least 70% of the percentage of highly compensated employees benefiting under the plan or (3) meet a specified test that considers both employer classifications and the level of benefits of nonhighly compensated employees relative to those of highly compensated employees. For tax years beginning before January, 1997, generally, a highly compensated employee is any employee who, is a person described in clause (1) below or is described in clauses (2) through (4) below and is one of the 100 most highly compensated employees of the employer or who during the preceding taxable year, (1) was at any time an owner of 5% or more of the stock of the employer or controlled 5% or more of the voting power of all of the stock of the employer, (2) received compensation from the employer in excess of $75,000 (subject to cost of living adjustments in subsequent years: $93,518 in 1992, $96,368 in 1993, $99,000 in 1994 and $100,000 in 1995 and 1996), (3) received compensation in excess of $50,000 (subject to cost of living adjustments in subsequent years: $62,345 in 1992, $64,245 in 1993 and $66,000 in 1994, 1995 and 1996) from the employer and was among the top 20% of the most highly paid employees of the employer or (4) was at any time an officer of the employer and received compensation in excess of $45,000 (subject to cost of living adjustments in subsequent years: $56,110 in 1992, $57,820.50 in 1993, $59,400 in 1994 and $60,000 in 1995 and 1996.) For
tax years beginning after 1996, generally a highly compensated employee is any employee who (1) was a 5-percent owner or (2) (a) had compensation from the employer in excess of $80,000 (subject to cost of living adjustments in years subsequent to 1996) and, if elected by the employer (b) was in the top paid group of employees.

Vesting Requirements.  In general, a qualified retirement plan must provide that
(1) a participant's benefits be fully vested (i.e., nonforfeitable) upon the participant's attainment of normal retirement age under the plan, (2) a participant be fully vested at all times in the benefits derived from his or her own contributions and (3) employer-provided benefits must vest at least as rapidly as (A) 100% after five years of service or (B) 20% after three years and an additional 20% after each of the following years. More rapid vesting may be required of plans that are top-heavy. Generally, a plan is top heavy if the benefits attributable to "key" employees (as such term is defined in the Code) exceed 60% of the plan assets.


                                    -B27-

QUALIFIED RETIREMENT PLAN
CONTINUED


Income Accumulation. A qualified retirement plan is generally exempt from taxation on income earned by the plan.


Distributions. In general, distributions from a qualified retirement plan are taxed as ordinary income in the year in which they are received, unless such distributions are rolled over to another tax-qualified plan or IRA (see IRAs-Rollover Contributions, above). Certain special rules apply if a distribution from a qualified retirement plan qualifies as a "lump-sum distribution."


Additional information regarding the tax treatment of payments from qualified retirement plans can be obtained from your tax advisor or IRS Publication 575, "Pension and Annuity Income", which is available from your local IRS office, or by calling 1-800-TAX-FORM.

                COMPUTATION OF CURRENT YIELDS AND TOTAL RETURNS

The seven-day current yield of the Money Market Fund may be quoted in reports, sales literature and advertisements published by the Trust. Seven-day current yield is computed by dividing the average daily net investment income per Unit earned by the Money Market Fund during a seven calendar day period by the Money Market Fund's average daily price per Unit over the same period and multiplying the result by 365. Net investment income is accrued interest income plus or minus any amortized purchase discount or premium, less all paid and accrued expenses. For yield quotation purposes net investment income will not include either capital gains and losses or unrealized appreciation and depreciation, but the average price per Unit will include any changes in net asset value during the seven-day period. It is expected that the net asset value will change over the seven-day period.

The Money Market Fund may also quote an effective yield, computed by dividing the base period return by 7, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

The Money Market Fund may, from time to time, also present returns for other periods, which may include, but are not limited to, returns since the Money Market Fund's inception, for annual, quarterly or monthly periods, or for a particular market cycle. Such returns are calculated by adding one to the sum of the daily dividends for the most recent month in the period and multiplying by the index for the prior month, which was similarly calculated. The return for the period is the index at the end of the period divided by the index at the beginning of the period minus one and expressed as a percent.

The yields should not be considered a representation of the yields of the Money Market Fund in the future since the yields are not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Money Market Fund, changes in interest rates on investments and the Money Market Fund's expenses during the period.


For the seven days ended December 31, 1996, the yield and effective yield for the Money Market Fund were 5.02% and 4.90%, respectively.


                                    -B28-

COMPUTATION OF CURRENT YIELDS AND TOTAL RETURNS
CONTINUED


The Income, Equity Growth, Equity Income, Balanced, Short-Intermediate Term U.S. Government Securities, U.S. Government Securities, Core Equity, Small Capitalization, Intermediate Term Bond, International Equity, International Bond, Risk Manager-Income, Risk Manager-Balanced and Risk Manager-Growth Funds may advertise current yield, which is based on the net investment income over a 30-day (or one month) period, divided by the net asset value on the last day of the period according to the following formula:

     yield =   2 [ ((a-b) + 1)6 - 1 ]
                    -----
                     cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of Units outstanding during the period that were entitled to receive the dividends,
            d = the net asset value per Unit on the last day of the period.

For the month ending December 31, 1996, the yield of a) the Equity Growth Fund was 0.49%, b) the Equity Income Fund was 1.41%, c) the Balanced Fund was 2.80%,
(d) the Income Fund was 5.56% (e) the Core Equity Fund was 0.93%, (f) the Small Capitalization Fund was 0.04%, (g) the Short-Intermediate Term U.S. Government Securities Fund was 5.17%, (h) the U.S. Government Securities Fund was 5.80%,
(i) the Intermediate Term Bond Fund was 5.50%, (j) the Risk Manager-Income Fund was 3.92%, (k) the Risk Manager-Balanced Fund was 2.97% and (l) the Risk Manager-Growth Fund was 2.46%.

For these funds, the total return is calculated by dividing the net asset value at the end of the reporting period by the net asset value at the beginning of the period minus 1. The other funds had not yet commenced operations at December 31, 1996.

The average annual total return is the average annual compounded rates of return over the one-, five-, and 10- year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)n = ERV

     Where:

        P =   a hypothetical initial payment of $1,000
        T =   average annual total return
        n =   number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof)


                                    -B29-

COMPUTATION OF CURRENT YIELDS AND TOTAL RETURNS
CONTINUED


If a Fund has not been in existence for any one of those periods, a quotation of total return since the commencement of public offering will be substituted. The Funds may, from time to time, also present total returns calculated in the same manner for other periods. These may include, but are not limited to, total returns since the Fund's inception, annual, quarterly or monthly periods, or for a particular market cycle.

At December 31, 1996, average annual returns for the following Funds for the one year, five year and since commencement of operations periods ended on December 31, 1996 were:

Income Fund:
  a) 1.91% for the one year period beginning January 1, 1996 and
  b) 5.95% for the 60 month period beginning January 1, 1992 and
  c) 7.32% for the 105 month period beginning March 29, 1988

Equity Growth Fund:
  a) 20.52% for the one year period beginning January 1, 1996 and
  b) 10.37% for the 60 month period beginning January 1, 1992 and
  c) 12.47% for the 105 month period beginning March 29, 1988

Equity Income Fund:
  a) 17.87% for the one year period beginning January 1, 1996 and
  b) 13.17% for the 60 month period beginning January 1, 1992 and
  c) 12.58% for the 105 month period beginning March 29, 1988

Balanced Fund:
  a) 11.31% for the one year period beginning January 1, 1996 and
  b) 8.51% for the 60 month period beginning January 1, 1992 and
  c) 10.34% for the 105 month period beginning March 29, 1988

Short-Intermediate Term U.S. Government Securities Fund:
  a) 2.68% for the one year period beginning January 1, 1996 and
  b) 4.17% for the 45 month period beginning April 1, 1993

U.S. Government Securities Fund:
  a) (1.89)% for the one year period beginning January 1, 1996 and
  b) 6.72% for the 45 month period beginning April 1, 1993

Small Cap Fund:
  a) 30.88% for the one year period beginning January 1, 1996 and
  b) 16.19% for the 45 month period beginning April 1, 1993


                                    -B30-

COMPUTATION OF CURRENT YIELDS AND TOTAL RETURNS
CONTINUED

Core Equity Fund:
  a) 22.54% for the one year period beginning January 1, 1996 and
  b) 13.23% for the 45 month period beginning April 1, 1993

Intermediate Term Bond Fund:
  a) 1.86% for the one year period beginning January 1, 1996 and
  b) 4.72% for the 27 month period beginning October 4, 1994

Risk Manager-Income Fund:
  a) 6.90% for the one year period beginning January 1, 1996 and
  b) 9.64% for the 27 month period beginning October 4, 1994

Risk Manager-Balanced Fund:
  a) 11.23% for the one year period beginning January 1, 1996 and
  b) 12.34% for the 27 month period beginning October 4, 1994

Risk Manager-Growth Fund:
  a) 13.09% for the one year period beginning January 1, 1996 and
  b) 14.92% for the 27 month period beginning October 4, 1994

Current yield and total return calculations do not reflect any sales loads or other nonrecurring charges because Units of the Funds are sold without these charges.

Advertised performance data for the Funds represent past performance, and the investment return and principal value of an investment will fluctuate so that an investor's Units, when redeemed, may be worth more or less than their original cost. Also, the Trustee has agreed to reimburse each Fund for certain expenses. See "ADMINISTRATION OF THE TRUST - The Management Agreements" for further discussion of reimbursement. Discontinuance of reimbursement at this time would have a material adverse impact on the performance of the Funds.



                                    -B31-

GLASS-STEAGALL ACT CONSIDERATIONS


                       GLASS-STEAGALL ACT CONSIDERATIONS

In 1971, the United States Supreme Court held, in Investment Company Institute
v. Camp, 401 U.S. 617 (1971), that certain provisions of federal law (commonly referred to as the "Glass-Steagall Act") prohibit a national bank from operating a common trust fund to collectively invest the assets of individuals for whom the bank acted as "managing agent". The Camp case did not, however, affect the collective investment of the assets of tax exempt retirement trusts.

To date, the Comptroller of the Currency (the "Comptroller") has approved the applications of several national banks to establish and maintain collective investment funds, similar to the Trust, for the purpose of collectively investing assets of individual retirement accounts. In approving these applications, the Comptroller determined that the commingling of retirement trust assets by a national bank is a traditional bank fiduciary activity authorized by the Comptroller's regulations. The Comptroller determined that Congress expressly recognized and approved the commingling of individual retirement trust assets by a bank through the vehicle of a collective investment fund by enacting the Employee Retirement Income Security Act of 1974. The Comptroller also determined that the commingling of individual retirement trust assets as part of a bona fide fiduciary service is consistent with the requirements of the Glass-Steagall Act as construed by the United States Supreme Court in Camp. The Comptroller's approvals have been upheld by the U.S. Courts of Appeals for the Second, Ninth and District of Columbia Circuits.

Investment Company Institute v. Clarke, 789 F.2d 175 (2d. Cir. 1986) (per curiam), cert. denied, 479 U.S. 939 (1986); Investment Company Institute v. Conover, 790 F.2d 925 (D.C. Cir. 1986), cert. denied, 479 U.S. 939 (1986);
Investment Company Institute v. Conover, 793 F.2d 220 (9th Cir. 1986), cert. denied, 479 U.S. 939 (1986).

TCB has received a ruling from the Comptroller that its operation of the Trust is a permissible fiduciary activity rather than a securities activity and, accordingly, it will not violate the Glass-Steagall Act. Based upon this and the Supreme Court's decision not to review the circuit court cases upholding the Comptroller's prior approvals, TCB acts as Trustee of the Trust, and its personnel will serve as members of the Supervisory Committee and as officers of the Trust.

However, a future court decision or other changes in the law could prevent TCB from continuing to perform some or all of the services under the Declaration of Trust and the Management Agreements or prevent its personnel from serving as members of the Supervisory Committee or officers of the Trust. If TCB were prevented from performing any of the services contemplated by the Declaration of Trust or the Management Agreements, the Trust would consider the situation at that time and retain another qualified person to perform the services or seek approval of the Participating Trusts to discontinue the Trust. In such case, TCB has agreed to pay or reimburse the Trust for all reasonable out-of-pocket expenses of the Trust associated with finding another qualified person to perform services for the Trust or discontinuing the Trust. If TCB personnel were prevented from serving as members of the Supervisory Committee or as officers of the Trust, the Trust would retain non-TCB personnel to serve in such capacities.


                                     -B32-

GLASS-STEAGALL ACT CONSIDERATIONS
CONTINUED


If the Trust is discontinued, Participants will suffer no adverse tax consequences as long as they do not request that assets be distributed from their Eligible IRAs or Eligible Pension Trusts or, if a distribution is made, they reinvest in another qualified retirement plan.

A Participant may realize a loss if the amount received upon the discontinuance of the Trust, which would be based on the market value of the securities in the Trust at the time of its discontinuance, is less than the amounts invested in the Trust by the Participating Trust.



                                     -B33-

                              COUNSEL AND AUDITORS

Liddell, Sapp, Zivley, Hill & LaBoon, Houston, Texas, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the Units of beneficial interest in the Trust being sold pursuant to the Prospectus and this Statement of Additional Information. Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as counsel for the Trust. Price Waterhouse LLP, 1201 Louisiana, Suite 2900, Houston, Texas, 77002, serves as independent auditors of the Trust.



                                     -B34-

                              FINANCIAL STATEMENTS

The financial statements of the Trust are incorporated by reference to the Annual Report for the year ended December 31, 1996, filed with the Commission.










                                    -B35-

                          PART C -- OTHER INFORMATION

                               TABLE OF CONTENTS

                                             PAGE
                                             ----

24.    FINANCIAL STATEMENTS AND EXHIBITS....  C 1

25.    PERSONS CONTROLLED BY OR UNDER COMMON
       CONTROL WITH REGISTRANT..............  C 3

26.    NUMBER OF HOLDERS OF SECURITIES......  C 3

27.    INDEMNIFICATION......................  C 3

28.    BUSINESS AND OTHER CONNECTIONS OF
       INVESTMENT ADVISER...................  C 4

29.    PRINCIPAL UNDERWRITERS...............  C 8

30.    LOCATION OF ACCOUNTS AND RECORDS.....  C 8

31.    MANAGEMENT SERVICES..................  C 8

32.    UNDERTAKINGS.........................  C 9

       SIGNATURES
         Signatures and Power of Attorney

       EXHIBITS

                          PART C -- OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

  (a) Financial Statements

      Included in Prospectus:

           Financial Highlights

      Included in the Statement of Additional Information: #

           Portfolio of Investments as of December 31, 1996
           Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1996 and December 31, 1995

           # Incorporated by reference to the Registrant's Annual Report filed with the Securities and Exchange Commission on February 27, 1997 (Accession No. 0000899243-97-000304).

All schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable, and therefore have been omitted.

  (b) Exhibits

      1.   Amended and Restated Declaration of Trust dated as of May 1, 1994.*

      2.   None

      3.   None.

      4.   None.

      5.1 Form of Management Agreement between Trust and Texas Commerce Bank National Association, as Trustee.*

      5.2 Form of Sub-Advisory Agreement between the Trust, Texas Commerce Bank National Association, as Trustee, and Sub-Advisers.*


                                      -C1-

FINANCIAL STATEMENTS AND EXHIBITS
CONTINUED


      6. Form of Amended and Restated Distribution Agreement dated as of May 1, 1994.*

      7.   None.

      8.1 Form of Custodian Agreement between the Trust, Texas Commerce Bank National Association, as Trustee, and State Street Bank and Trust Company.*

      8.2 Form of Sub-Custodian Agreement between State Street Bank and Trust Company and various Sub-Custodians.*

      9.   None.

      10. Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold, be legally issued, fully-paid and non-assessable was filed with the Securities and Exchange Commission on February 27, 1997, pursuant to Rule 24f-2 and is herein incorporated by reference.*

      11.  Consent of Independent Auditors.

      12.  None.

      13.  Agreements with initial Participating Trusts.*

      14.  None.

      15.  None.

      16. Schedules for computation of each performance quotation provided in the Registration Statement.*

      17.  Financial Data Schedules.

      18.  None.

* Previously filed with Registration Statement and Post-effective Amendments and are herein incorporated by reference.



                                      -C2-

INDEMNIFICATION
CONTINUED


Item 25.  Persons Controlled by or under Common Control with Registrant

Inapplicable.


Item 26.  Number of Holders of Securities

                                   Number of Record
                                    Holders as of
  Title of Class                    March 31, 1997
----------------                   ----------------
Money Market Fund                           879
Income Fund                                 404
Intermediate Term Bond Fund                  88
Equity Growth Fund                          474
Equity Income Fund                          526
Balanced Fund                               122
Risk Manager-Income Fund                     11
Risk Manager-Balanced Fund                   12
Risk Manager-Growth Fund                     11
Short-Intermediate U.S.
 Government Securities Fund                 306
U.S. Government Securities Fund              70
Small Capitalization Fund                   379
Core Equity Fund                            325

Item 27.  Indemnification

Sections 10.2 and 10.4 of the Amended and Restated Declaration of Trust, filed as Exhibit 1, are incorporated herein by reference. Section 10.2 contains provisions limiting the liabilities of members of the Supervisory Committee and
Section 10.4 contains provisions for indemnification of the Trustee, members of the Supervisory Committee and officers of the Trust.



                                      -C3-

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
CONTINUED


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Trust and the Trustee pursuant to the foregoing provisions or otherwise, the Trust has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer, or controlling person of the Trust and the Trustee in connection with the successful defense of any action, suit or proceeding) is asserted against the Trust by such director, officer or controlling person or the Trustee in connection with the Units being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser

Texas Commerce Bank National Association is the investment adviser of the Trust and its business has been solely that of a national bank.

The directors and executive officers (i.e., members of management committee) of the investment adviser have held during the past two fiscal years the following positions of a substantial nature:

                      Position(s)
                      and Offices     Position(s)
                          with        and Offices      Other Substantial
                       Investment         with       Business, Profession,
    Name                Adviser        Registrant    Vocation or Employment
    ----             --------------  --------------  ----------------------

John L. Adams        Director,       None            None
                     Vice
                     Chairman

Elaine B. Agather    CEO, TCB-       None            None
                     Fort Worth,
                     Vice
                     Chairman,
                     TCB-
                     Metroplex


                                      -C4-

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
CONTINUED


                            Position(s)
                            and Offices     Position(s)
                                with        and Offices          Other Substantial
                             Investment         with           Business, Profession,
      Name                    Adviser        Registrant        Vocation or Employment
      ----                 --------------  --------------  ------------------------------

David W. Biegler           Director        None            Chairman, President and CEO,
                                                           ENSERCH Corporation, 300 South
                                                           St. Paul St., Dallas TX  75201

Robert W. Bishop           Executive       None            None
                           Vice
                           President

Alan R. Buckwalter, III    Director,       None            None
                           Vice
                           Chairman

H. Worth Burke             Executive       None            None
                           Vice
                           President

Dan S. Hallmark            Chairman        None            None
                           and CEO
                           TCB-
                           Beaumont

Dennis R. Hendrix          Director        None            Chairman, PanEnergy Corp.,
                                                           P. O. Box 1642, Houston, TX
                                                           77251-1642

Harold S. Hook             Director        None            Chairman and CEO, American
                                                           General Corporation, P.O. Box
                                                           3247, Houston TX  77253

Robert C. Hunter           Director,       None            None
                           Vice
                           Chairman

Ed Jones                   President       None            None
                           and CEO
                           TCB-
                           Midland


                                      -C5-

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
CONTINUED


                         Position(s)
                         and Offices     Position(s)
                             with        and Offices           Other Substantial
                          Investment         with            Business, Profession,
     Name                  Adviser        Registrant         Vocation or Employment
     ----               --------------  --------------  --------------------------------

R. Bruce LaBoon         Director        None            Managing Partner, Liddell, Sapp,
                                                        Zivley, Hill & LaBoon, L.L.P.,
                                                        3400 Texas Commerce Tower,
                                                        Houston, TX  77002-3004

Shelaghmichael          Executive       None            None
C. Lents                Vice
                        President

S. Todd Maclin          President,      None            None
                        TCB-Dallas,
                        Execuitve
                        Vice
                        President

Al Martinez-Fonts       Chairman        None            None
                        and CEO
                        TCB-El Paso

Beverly H. McCaskill    Executive       None            None
                        Vice
                        President

Joe C. McKinney         Chairman        None            None
                        and CEO
                        TCB-San
                        Antonio

Scott J. McLean         Executive       None            None
                        Vice
                        President

Randal B. McLelland     President       None            None
                        and CEO,
                        TCB-Rio
                        Grande
                        Valley

                                      -C6-

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
CONTINUED


                       Position(s)
                       and Offices     Position(s)
                           with        and Offices      Other Substantial
                        Investment         with       Business, Profession,
     Name                Adviser        Registrant    Vocation or Employment
     ----             --------------  --------------  ----------------------

David L. Mendez       Executive       None            None
                      Vice
                      President

W. Merriman Morton    Chairman        None            None
                      and CEO
                      TCB-Austin

Cathy Nunnally        Senior Vice     None            None
                      President

Paul Poullard         Executive       None            None
                      Vice
                      President

Jeffrey B. Reitman    General         None            None
                      Counsel

Edward N. Robinson    Executive       None            None
                      Vice
                      President

Ann V. Rogers         Executive       None            None
                      Vice
                      President

Marc J. Shapiro       Director,       None            None
                      Chairman,
                      President
                      and CEO

Larry L. Shryock      Executive       None            None
                      Vice
                      President


                                      -C7-

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
CONTINUED


                            Position(s)
                            and Offices      Position(s)
                                with         and Offices      Other Substantial
                             Investment          with       Business, Profession,
     Name                     Adviser         Registrant    Vocation or Employment
     ----                 ----------------  --------------  ----------------------

Richard Summers           Executive         None            None
                          Vice
                          President

Kenneth L. Tilton         Executive         None            None
                          Vice
                          President and
                          Controller

Harriet S. Wasserstrum    Executive         None            None
                          Vice
                          President

Gary K. Wright            Executive         None            None
                          Vice
                          President

Item 29.  Principal Underwriters

Inapplicable.


Item 30.  Location of Accounts and Records

Accounts and other documents are maintained at the offices of the Trustee, Texas Commerce Bank National Association, 600 Travis Street, Houston, Texas 77002. With respect to the International Equity Fund and the International Bond Fund, other accounts and documents are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105.


Item 31.  Management Services

Inapplicable.



                                      -C8-

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
CONTINUED


Item 32.  Undertakings

  (a) Registrant hereby undertakes to call a meeting shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

  (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without change.



                                      -C9-

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas, on the 30th day of April, 1997. The Registrant certifies that this Amendment meets the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


                            AVESTA TRUST


                            By: TEXAS COMMERCE BANK NATIONAL
                                ASSOCIATION
                                Trustee



                            By: /s/Thomas J. Press
                                ----------------------------
                                Thomas J. Press
                                Secretary

SIGNATURES
CONTINUED


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                   Signature                          Title                     Date
       ---------------------------------          ------------                --------

                         *                        Member,                    April 30, 1997
       ---------------------------------          Supervisory Committee
               Frank A. Liddell, Jr.

                         *                        Member,                    April 30, 1997
       ---------------------------------          Supervisory Committee
                George E. McDavid

                         *                        Member,                    April 30, 1997
       ----------------------------------         Supervisory Committee
                 Kenneth L. Otto

                         *                        Member,                    April 30, 1997
       --------------------------------- -        Supervisory Committee
                H. Michael Tyson

                         *                        Chairman,                  April 30, 1997
       -----------------------------------        Supervisory Committee
                Henry J. Lartigue

        /s/Nancy Burge                            Principal Financial and    April 30, 1997
       -----------------------------------        Accounting Officer
       Nancy Burge

* Thomas J. Press, pursuant to power of attorney, by signing his name hereto does hereby sign and execute this Registration Statement of the AVESTA Trust on behalf of each of the members of the Supervisory Committee named above, in the capacities in which the name of each appears above.



  By: /s/Thomas J. Press
      ---------------------------------
      Thomas J. Press
      Attorney-In-Fact

                                  AVESTA TRUST

                                 EXHIBIT INDEX

                                 APRIL 30, 1997



Exhibit 23  Consent of Independent Auditors             Page EX-1

Exhibit 27  Financial Data Schedules                    Page EX-2